UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors LP d/b/a Wasatch Global Investors 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 320 S. Canal Street Chicago, IL 60606

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Item 1. Report to Shareholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

WASATCHGLOBAL.COM

MARCH 31, 2024

2024 Semi-Annual Report

Fund Name	Investor Class	Institutional Class

Wasatch Core Growth Fund	WGROX	WIGRX

Wasatch Emerging India Fund	WAINX	WIINX

Wasatch Emerging Markets Select Fund	WAESX	WIESX

Wasatch Emerging Markets Small Cap Fund	WAEMX	WIEMX

Wasatch Frontier Emerging Small Countries Fund	WAFMX	WIFMX

Wasatch Global Opportunities Fund	WAGOX	WIGOX

Wasatch Global Select Fund	WAGSX	WGGSX

Wasatch Global Value Fund	FMIEX	WILCX

Wasatch Greater China Fund	WAGCX	WGGCX

Wasatch International Growth Fund	WAIGX	WIIGX

Fund Name	Investor Class	Institutional Class

Wasatch International Opportunities Fund	WAIOX	WIIOX

Wasatch International Select Fund	WAISX	WGISX

Wasatch Long/Short Alpha Fund	WALSX	WGLSX

Wasatch Micro Cap Fund	WMICX	WGICX

Wasatch Micro Cap Value Fund	WAMVX	WGMVX

Wasatch Small Cap Growth Fund	WAAEX	WIAEX

Wasatch Small Cap Value Fund	WMCVX	WICVX

Wasatch Ultra Growth Fund	WAMCX	WGMCX

Wasatch U.S. Select Fund	WAUSX	WGUSX

Wasatch-Hoisington U.S. Treasury Fund	WHOSX	—

Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders — Mega-Caps Could Be Passing the Baton to Small-Caps

JB Taylor CEO and Portfolio Manager	Mick Rasmussen Portfolio Manager

DEAR FELLOW SHAREHOLDERS:

When our mentor, Dr. Sam Stewart, founded Wasatch Global Investors in the 1970s, he was looking for ways to defy the concept that markets price stocks “efficiently.” To be sure, Sam and his early partners were attracted to small-caps. But the reason wasn’t due to a preconceived notion that small-caps make better investments.

Sam and his partners gravitated toward small-caps based on three main dynamics that became apparent through bottom-up research. First, there are simply more names (more opportunities) in the small-cap space, and investors only need to find a relative handful of “gems” among the “rocks.” Second, small companies tend to have greater headroom for long-duration growth because they can double in size over and over, and still be early in their development. Third, small companies are apt to have business drivers that are less obscured by factors beyond management’s control — so research analysts willing to do the work can gain an edge compared to investing in larger companies.

A major challenge regarding investing in the small-cap space, however, is that more “landmines” surround the mispriced gems. That’s why we undertake extensive due diligence, which includes visiting companies, looking at the track records of key personnel, and speaking with competitors and suppliers. Even today, the managers at our companies sometimes remark that the level of scrutiny we perform is very uncommon.

Another challenge is that tolerating the volatility inherent in even the highest-quality small-caps takes fortitude. As a matter of fact, the stock prices of some of our best long-term investments have spent a greater number of days underperforming the benchmark than outperforming.

SMALL-CAPS VERSUS MEGA-CAPS

Although mega-cap tech companies have recently attracted most of the attention, we think high-quality small-caps have quietly become positioned for better long-term rewards in the stock market. While we specialize in the small-cap space, we nevertheless find it helpful to understand what’s occurring among mid-, large- and mega-cap companies. In this regard, consider the “Magnificent Seven” mega-cap tech companies — which are Alphabet (the parent company of Google), Amazon, Apple, Meta Platforms (formerly named Facebook), Microsoft, Nvidia and Tesla.

The combined market capitalization of the Magnificent Seven was $13.59 trillion as of March 31, 2024. Moreover, the top two in this group — Apple and Microsoft — were at $2.65 trillion and $3.13 trillion, respectively. By comparison, the combined market capitalization of all 2,000 companies in the Russell 2000® Index was $3.26 trillion.

Roughly speaking, the Russell 2000 is our hunting ground for finding small-cap investments. Put another way, we have approximately 2,000 companies to choose from — all of which combined are about equal to the market capitalization of just one mega-cap tech company.

If we look at the Magnificent Seven and the Russell 2000 companies together, the total market capitalization was $16.84 trillion as of March 31, 2024. That compares to $6.54 trillion as of March 31, 2019, just five years earlier. Moreover, the Russell 2000 companies represent only 19% of the market capitalization, down from 38% five years earlier.

The main takeaway here is that the total market capitalization more than doubled over the past five years, and the percentage in Russell 2000 companies fell by about half. Certainly, market capitalization alone tells us little about an underlying company. After all, tremendous market-share and revenue growth can justify an enormous capitalization size. Additionally, there’s no doubt that the Magnificent Seven are, well, quite magnificent. They have significant competitive advantages, high barriers to entry and massive economies of scale. But extremely large companies, by their very nature, must eventually enter a period in which their growth rates decline.

“BUTTON-MASHING” REVISITED

Beyond the potential headwind of slower growth in the Magnificent Seven, we think this group has recently been subject to some level of “button-mashing” among investors. As you may recall from previous Wasatch commentaries, button-mashing is a video-game reference that describes a player frantically pressing buttons in an effort to catch up with an opponent.

Investors who felt they had failed to jump on the tech bandwagon early enough may have been button-mashing the Magnificent Seven in an attempt to generate attractive returns. Of course, button-mashing — aside from an occasional random win — is a bad tactic in video games. And we believe it’s an even worse tactic in investing.

That said, button-mashing hasn’t been confined to mega-caps. In fact, we think there’s been some button-mashing in a few Russell 2000 companies. Still, as described above, there are many more small-caps than large-caps to choose from. And small-caps have greater potential headroom for growth. Other factors possibly favoring small-caps — including market cycles, earnings, valuations and index performance — are described in our Q&A titled Is It Time for a Changing of the Guard? You can find the Q&A in the News & Insights section at wasatchglobal.com.

MARCH 31, 2024 (Unaudited)

A FULL MARKET CYCLE

There are times when macro forces become so extreme in one direction that it feels as though we could invest simply based on sentiment inevitably reversing. While that’s not how we ever invest, it is how it can feel. But those times are very rare. In the past five years, there were two such macro extremes — which were remarkably close together. Historically, a macro extreme might have occurred only once in a decade or so.

Near the beginning of the Covid-19 pandemic in 2020, the Russell 2000 Growth Index (one of our benchmarks) fell -40.43% from peak to trough in just 20 trading days. At the time, such a big decline didn’t feel justified because stock ownership isn’t merely a claim on current earnings and assets — but also a claim on all future earnings and assets, which we thought were likely to be only marginally impacted by the pandemic.

Similarly, in the 2022 calendar year, the Russell 2000 Growth Index dropped -26.36% and several of the Wasatch funds performed even worse. Again, this didn’t feel justified because some of the stocks that declined the most were those of companies with especially strong fundamentals (e.g., growing revenues by over 15% and beating Wall Street analysts’ earnings estimates).

So, are we again at such a macro extreme today? We don’t think so. It’s true that we’ve been seeing button-mashing, thematic and algorithmic trading, a rush into private equity and private credit, record flows into passive index funds and other momentum trends. But these trends aren’t enough to make us feel like sentiment will immediately go the other way. In other words, when we say we believe small-caps could be ready to take the baton from mega-caps, we’re referring to what may occur as investor preferences and eagerness change over a full market cycle.

OPPORTUNITIES ALWAYS EXIST AMONG SMALL-CAPS

We’ve quantitatively analyzed decades of history in our small-cap universe, the Russell 2000 Index, to see what makes a successful company and what makes a successful stock. One of our broad findings is that opportunities always exist.

More specifically, there are always companies that are able to generate five-year annual revenue growth of at least 20%. Additionally, their stocks have massively outperformed the Index for those same five years and the outperformance has occurred — regardless of the priciness of the stocks — in almost all market environments irrespective of inflation, interest rates, economic expansion, recession, momentum, investment style, etc.

In managing our small-cap funds, we generally want to own companies that can about double their revenues and earnings in five years — and then double them again in the next five years. Although we’re willing to “pay up” for high-quality growth, we specifically avoid a “growth at any price” mentality. We pick through our enormous universe, one company at a time, to find small-caps that meet our criteria. And we believe if we do this consistently, investment performance should take care of itself over the long term.

As we’ve done for decades, we’re looking for high-quality companies with great management teams, exceptional business models, sustainable competitive advantages, headroom for expansion, significant returns on capital, low debt levels and healthy cash flows that can be used to self-fund growth. Barriers to entry in a market niche and economies of scale are also attractive. We believe that with an appropriate mix of such companies — and with diversification across sectors and factors like economic cyclicality and interest-rate sensitivity — our funds can weather a variety of market scenarios.

With sincere thanks for your continuing investment and for your trust,

JB Taylor and Mick Rasmussen

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

As of March 31, 2024, no Wasatch Fund was invested in Apple, Microsoft, Amazon.com, Alphabet, Tesla, Nvidia or Meta Platforms. Portfolio holdings are subject to change at any time. References to individual companies should not be construed as recommendations to buy or sell shares in those companies. Current and future holdings are subject to change and risk.

Wasatch Advisors LP, doing business as Wasatch Global Investors, is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 44.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by Paul Lambert, Mike Valentine and JB Taylor.

Paul Lambert Lead Portfolio Manager	Mike Valentine Lead Portfolio Manager	JB Taylor Portfolio Manager

OVERVIEW

The Wasatch Core Growth Fund — Investor Class gained 4.46% for the first quarter of 2024 but underperformed the benchmark Russell 2000® Growth Index, which rose 7.58%. The broader Russell 2000 Index increased 5.18%. Among sectors, our selections in health care, industrials and consumer staples — and our zero weights in utilities and communication services — contributed to Fund performance relative to the benchmark. Conversely, our selections in information technology, financials and consumer discretionary underperformed their benchmark counterparts.

Recently, the financial press has widely reported on the “Magnificent Seven” tech companies and their dominance in large-cap indexes. The main reason has been the companies’ progress in creating the software and hardware needed for artificial intelligence (AI).

But AI and technology more broadly have driven small-cap indexes too. In this regard, consider the Russell 2000 Growth Index and its 11 sectors. The information-technology sector (IT), which has a weight of nearly 23%, was up approximately 16% during the quarter and contributed approximately half of the Index’s total return of 7.58%. Moreover, the Index’s top five stocks contributed about two-thirds of its total return.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance during the first quarter was MarketAxess Holdings, Inc., which offers an electronic trading platform for clients operating in global fixed-income markets. After a strong finish in 2023, the stock declined at the beginning of 2024 due to concerns about potential market-share losses. Nevertheless, our investment thesis remains on track. We believe MarketAxess has been fine-tuning its services, and we don’t think the recent competitive challenges will materially impact the company’s long-term growth potential. We’re especially excited about the revenue potential of some new services that help clients optimize operations and data flow.

Clearwater Analytics Holdings, Inc. was also a major detractor. The company develops cloud-native software that allows clients to simplify their investment-accounting operations. Although management projected robust revenue growth of about 18% for the 2024 calendar year, analysts had been hoping for even better growth. As a result, the stock sold off. In our experience, Clearwater’s management team tends to underpromise and then overdeliver, and we bought more shares on the stock-price weakness. We still expect annual revenue growth to exceed 20% for the next several years.

The top contributor to Fund performance during the first quarter was HealthEquity, Inc., the largest U.S. non-bank custodian for health savings accounts (HSAs). Along with its primary business of offering HSAs, the company facilitates employer-sponsored lifestyle and commuter benefits. Last year, the stock was down as investors anticipated that lower interest rates would decrease the company’s income from customer deposits. But our analysis of HealthEquity’s long-term earnings growth potential gave us confidence, and we increased our position during the price decline. During the first quarter, the stock climbed based on strong revenue and earnings growth — and we think the company’s annual growth rates will stay in the double digits for the next several years.

Saia, Inc. was also a meaningful contributor. This freight company creates efficiencies by combining shipments (from multiple customers) that alone would fill “less than a full truckload” (“LTL”). Additionally, Saia’s specialized logistics capabilities are important competitive advantages. Over periods of several years or more, we’re confident in the company’s ability to generate double-digit annual revenue and earnings growth. But the freight business is often cyclical, which can make investment returns “lumpy.” For example, Saia’s most recently reported revenues and earnings were especially strong — sending the stock price dramatically higher during the first quarter.

OUTLOOK

As described above, AI and technology more broadly drove much of the market returns during the first quarter. For example, within the Russell 2000 Growth Index, the top-performing companies during the period were MicroStrategy and Super Micro Computer, whose stock prices more than doubled and more than tripled, respectively. We didn’t own either of these companies, which aren’t even small-caps. And we certainly didn’t chase the quarter’s top stock-market gainers.

Instead, we took note of all our companies’ revenue and earnings reports. We then embarked on reanalyzing our companies and projecting their future growth rates. For the most part, our companies issued strong reports for the fourth quarter of 2023. And the growth rates we’ve projected for the 2024 calendar year are generally in double digits. Considering these projections and the reasonable valuations we’re finding among small-caps — on an absolute basis and relative to large-caps — we’re optimistic regarding investment performance going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk. As of March 31, 2024, the Wasatch Core Growth Fund was not invested in MicroStrategy, Super Micro Computer or any of the “Magnificent Seven” companies (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, Nvidia and Tesla). References to individual companies should not be construed as recommendations to buy or sell shares in those companies.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

Name	Six Months (Not annualized)	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	22.37%	28.00%	12.97%	12.11%

Core Growth (WIGRX) — Institutional	22.44%	28.14%	13.12%	12.24%

Russell 2000® Growth Index	21.30%	20.35%	7.38%	7.89%

Russell 2000® Index	19.94%	19.71%	8.10%	7.58%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.17% / Institutional Class — Gross: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

HealthEquity, Inc.	3.6%

RBC Bearings, Inc.	3.3%

Valvoline, Inc.	3.3%

Guidewire Software, Inc.	3.2%

Balchem Corp.	2.7%

Company	% of Net Assets

Trex Co., Inc.	2.7%

Ensign Group, Inc.	2.6%

Kadant, Inc.	2.6%

Paylocity Holding Corp.	2.6%

Pool Corp.	2.6%

*

As of March 31, 2024, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Lead Portfolio Manager

OVERVIEW

India’s major stock averages registered all-time highs during the first quarter of 2024. The benchmark MSCI India Investable Market Index (IMI) rose 4.90% for the quarter. The Wasatch Emerging India Fund — Investor Class underperformed the benchmark with a total return of -1.61%.

Financials were the biggest source of underperformance in the Fund. High interest rates and increased capital requirements made lending more costly, pressuring profit margins and draining liquidity from the financial system. Signs that losses from bad loans are beginning to normalize, albeit from very low levels, added to negative investor sentiment toward banks and other lenders.

As India’s financials remained out of favor, the equity market was driven instead by industrials and other cyclical stocks that stand to benefit more directly from the nation’s booming economy.

Other sources of weakness in the Fund included health care and materials. Because energy was the highest-returning sector of the Index, the Fund’s lack of direct exposure to the sector hurt performance relative to the benchmark. Consumer discretionary and consumer staples were sources of strength against the benchmark.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was Trent Ltd. The company operates a leading chain of retail stores specializing in fashion apparel, cosmetics, perfumes and toiletries. We visited several of Trent’s stores during a recent research trip and believe the company’s retail formats, store layouts and attractively priced product offerings provide significant competitive advantages. Net profit soared 139% in Trent’s most recent quarter on 50.5% revenue growth compared to the same quarter a year ago. The company has continued to execute its expansion strategy, adding 56 new stores during the reported quarter.

Action Construction Equipment Ltd. was also a top contributor. The company manufactures hydraulic mobile cranes, mobile tower cranes and other construction equipment. The current wave of infrastructure spending and industrialization is creating robust demand for Action’s products. In the company’s most recently completed quarter, consolidated profit after tax jumped 89% as revenue increased 35% from the year-ago period.

AU Small Finance Bank Ltd. and HDFC Bank Ltd., respectively, were the biggest detractors from Fund performance for the quarter. AU primarily targets unbanked and underbanked low-and middle-income borrowers in India. Net profit was down -4.5% year over year in the company’s most recent quarter as higher funding costs pressured AU’s net interest margins. Management said the operating environment continued to witness higher interest rates with tight liquidity and persistent competition for deposits.

HDFC Bank provides banking, custody and other services to corporate clients world-wide. The stock fell sharply in January after HDFC reported slower deposit growth and disappointing net interest margins. HDFC Bank also continues to work through its merger with parent company HDFC Ltd., which recently dampened some investors’ expectations around margins and returns on capital.

OUTLOOK

In February, the RBI left its policy interest rate unchanged and signaled it wouldn’t ease monetary restraint until inflation in India settles durably around its 4% goal. The RBI also increased regulatory activity on financial firms during the past several months. While the RBI looks to reduce risks to the financial system by curbing undisciplined and excessive loan growth, we view its actions as somewhat preemptive.

Financial companies are feeling the impact as margin pressures continue to reduce earnings. Deteriorating investor sentiment toward the sector has reduced the valuations of many Indian financials to levels we consider attractive. With a potential slowdown in inflation ahead — followed by interest-rate cuts from the RBI — a sentiment reversal and a sustained advance in Indian financial stocks could be on the horizon.

In the meantime, investors continue to favor India’s industrial companies. Unlike financials, industrials currently enjoy stable or expanding profit margins. But while valuations of many industrial firms are now quite elevated in our view, top-line growth at some of these companies has begun to decelerate. We intend to closely monitor future developments with an eye toward capturing opportunities that are potentially more attractive.

That said, the growing optimism about India’s industrialization has merit. Through a series of tax cuts, rebates, funding assistance and other incentives, the Modi government has been encouraging manufacturers to set up shop in India. India’s stable political and regulatory environments offer additional advantages for manufacturers seeking to diversify supply chains away from China as part of a “China Plus One” strategy.

These efforts are producing tangible results. Slowly but surely, India is gaining ground in global electronics markets long dominated by China.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging India (WAINX) — Investor	8.22%	25.19%	10.21%	13.36%

Emerging India (WIINX) — Institutional	8.27%	25.24%	10.35%	13.50%

MSCI India IMI Index	17.48%	39.55%	12.28%	10.42%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.50% / Institutional Class: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	8.7%

Elgi Equipments Ltd.	8.4%

Trent Ltd.	8.2%

HDFC Bank Ltd.	6.4%

Persistent Systems Ltd.	6.0%

Company	% of Net Assets

Divi’s Laboratories Ltd.	5.7%

AU Small Finance Bank Ltd.	5.2%

Vijaya Diagnostic Centre Pvt. Ltd.	4.8%

Cholamandalam Investment & Finance Co. Ltd.	4.5%

LTIMindtree Ltd.	4.3%

*

As of March 31, 2024, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Neal Dihora and Scott Thomas.

Ajay Krishnan, CFA Lead Portfolio Manager	Neal Dihora, CFA Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The benchmark MSCI Emerging Markets Index rose 2.37% for the first quarter of 2024. Underperforming the benchmark, the Wasatch Emerging Markets Select Fund — Investor Class was down -2.24%.

Taiwan was the biggest source of underperformance in the Fund as enthusiasm about artificial intelligence (AI) reached a fever pitch. Weakness in the Fund’s Taiwanese holdings significantly impacted its return.

The Fund also underperformed in India, hurt primarily by holdings in financials and health care. The equity market was driven by industrials and other cyclical stocks that stand to benefit directly from the country’s booming economy.

Brazil was the Fund’s greatest source of strength against the benchmark. Powered by an outsized gain in a single holding, the Fund’s Brazilian stocks generated a double-digit percentage return.

China remained mired in a real-estate slump that’s created a liquidity crisis for developers struggling to service debt and complete construction projects. Because Chinese stocks did poorly during the first quarter, the Fund’s underweight positioning in China improved performance.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was NU Holdings Ltd. A Brazilian firm, NU operates Latin America’s largest financial technology (fintech) bank. Though earnings in the most recently reported quarter fell short of expectations, positive trends in loan growth, gross margins and asset quality lifted the company’s stock price. Metrics that included revenues, deposits and client additions also surprised to the upside.

Sea Ltd. Sponsored ADR was also a top contributor. Based in Singapore, the company provides e-commerce, digital entertainment and digital financial services in Southeast Asia. For the first time since its initial public offering, Sea posted positive full-year earnings in 2023. Management struck an upbeat tone about the future, noting favorable trends in both growth and profitability across all three business segments. In our view, Sea has demonstrated its ability to fend off competition and gain market share, and we expect the company to continue to be a leading player in the markets it serves.

The greatest detractor from Fund performance for the quarter was Silergy Corp. A Taiwanese company, Silergy manufactures mixed-signal and analog integrated-circuit chips used in a wide array of electronic devices. During the first quarter, shares of Silergy gave back some of the previous quarter’s robust gain. There was also an unexpected resignation of the company’s co-CEO, who was also the head of research and development. This management change, along with a disappointing earnings report, weighed on the stock. On the plus side, an overhang of inventory in supply channels has largely been cleared, and management expects to see revenue growth in the final three quarters of 2024.

Indian financials languished during the first quarter as high interest rates and tightened capital requirements made lending more costly. Signs that losses from bad loans are beginning to normalize, albeit from very low levels, added to negative sentiment surrounding the sector. Detractors in the Fund included AU Small Finance Bank Ltd. AU primarily targets unbanked and underbanked low- and middle-income borrowers in India. Net profit in the company’s most recent quarter was down -4.5% from the year-ago quarter as higher funding costs pressured AU’s net interest margins. Management said the operating environment continued to witness higher interest rates with tight liquidity and persistent competition for deposits.

OUTLOOK

Recent pro-business reforms have greatly enhanced India’s attractiveness as a global manufacturing hub. And slowly but surely, India is gaining ground in global electronics markets long dominated by China. With industrialization in India well underway, investors around the world have taken notice. Rather than chase these stocks at a time when prices may be getting ahead of fundamentals, we intend to closely monitor future developments with an eye toward capturing opportunities that are potentially more attractive.

Similarly, China’s stock market has become quite undervalued compared to historical multiples of price to earnings. We don’t try to predict potential “turning points” or “market bottoms,” preferring instead to seek reasonably valued companies with attractive long-term prospects. In this regard, we’re seeing solid investment opportunities in China—and, selectively, we’re looking to increase our weight there.

As far as AI is concerned, our job in managing the Fund is to identify opportunities that are real as opposed to imaginary, durable as opposed to fleeting and likely to generate attractive investment returns over time. Toward that end, we believe Wasatch’s fundamentals-based investment approach is well-suited to the Fund’s objective of long-term capital growth.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging Markets Select (WAESX) — Investor	9.23%	5.22%	7.93%	5.14%

Emerging Markets Select (WIESX) — Institutional	9.40%	5.41%	8.13%	5.36%

MSCI Emerging Markets Index	10.42%	8.15%	2.22%	2.95%

MSCI Emerging Markets Mid Cap Growth Index	8.55%	9.59%	2.58%	3.53%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class: 1.36% / Institutional Class: 1.13%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

MercadoLibre, Inc.	7.8%

NU Holdings Ltd., Class A	7.3%

Bajaj Finance Ltd.	6.9%

Globant SA	6.0%

Lasertec Corp.	5.7%

Company	% of Net Assets

HDFC Bank Ltd.	5.2%

Voltronic Power Technology Corp.	4.9%

WEG SA	4.5%

ASPEED Technology, Inc.	4.1%

Raia Drogasil SA	3.8%

*

As of March 31, 2024, there were 34 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas, Kevin Unger and Anh Hoang.

Ajay Krishnan, CFA Lead Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Anh Hoang, CFA Associate Portfolio Manager

Scott Thomas, CFA

Portfolio Manager

OVERVIEW

The benchmark MSCI Emerging Markets Small Cap Index rose 1.05% for the first quarter of 2024. Underperforming the benchmark, the Wasatch Emerging Markets Small Cap

Fund — Investor Class was down -2.97%.

Taiwan was the primary source of underperformance in the Fund. Despite a solid gain in the Taiwanese component of the Index, the market advance in Taiwan was narrow. Weakness in the Fund’s Taiwanese holdings was the overwhelming factor in its underperformance.

Korea was the Fund’s biggest source of strength against the benchmark. And as Chinese stocks did poorly during the first quarter, the Fund’s underweight positioning improved performance.

Mexico was a top-returning country in the Index. High interest rates and easing inflation in Mexico have burnished the peso’s appeal to international investors. The peso appreciated 2.3% against the U.S. dollar in the quarter, boosting dollar-equivalent prices of Mexican assets. As a result, overweight positioning in Mexico was a tailwind for the Fund.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was Trent Ltd. The company operates a leading chain of retail stores in India specializing in fashion apparel, cosmetics, perfumes and toiletries. We visited several of Trent’s stores during a recent research trip and believe the company’s retail formats, store layouts and attractively priced product offerings provide meaningful competitive advantages. Net profit soared 139% in Trent’s most recent quarter on 50.5% revenue growth compared to the same quarter a year ago. The company has continued to execute its expansion strategy, adding 56 new stores during the reported quarter.

LEENO Industrial, Inc. was also a top contributor. Based in Korea, the company produces pins and sockets used in the testing of semiconductor chips. LEENO is benefiting from the potential for wider adoption of on-device artificial intelligence (AI). The company’s products are important for developing the chips needed to run AI applications in low-voltage operating environments, such as those found in smartphones and tablet computers.

The greatest detractor from Fund performance for the quarter was AU Small Finance Bank Ltd. The company primarily targets unbanked and underbanked low-and middle-income borrowers in India. Net profit was down -4.5% year over year in AU’s most recent quarter as higher funding costs pressured the company’s net interest margins. Management said the operating environment continued to witness higher interest rates with tight liquidity and persistent competition for deposits.

Silergy Corp. was also a significant detractor. A Taiwanese company, Silergy manufactures mixed-signal and analog integrated-circuit chips used in a wide array of electronic devices. During the first quarter, shares of Silergy gave back some of the previous quarter’s robust gain. Additionally, the company’s co-CEO, who was also the head of research and development, unexpectedly resigned. This management change, along with a disappointing earnings report, weighed on the stock. On the plus side, an overhang of inventory in supply channels has largely been cleared, and management expects to see revenue growth in the final three quarters of 2024.

OUTLOOK

Slowly but surely, India is gaining ground in the global electronics markets long dominated by China. But rather than chase these Indian holdings at a time when prices may be getting ahead of fundamentals, we intend to closely monitor developments to capture opportunities that are potentially more attractive.

China’s stock market has become quite undervalued compared to historical multiples of price to earnings. From a macroeconomic perspective, we note that China’s official purchasing managers index showed expansion in March, which bodes well for manufacturing. We don’t try to predict potential “turning points” or “market bottoms,” preferring instead to seek reasonably valued companies with attractive long-term prospects. In this regard, we’re seeing solid investment opportunities in China — and, selectively, we’re looking to increase our weight there.

As far as AI is concerned, we see a great deal of promise — and also a great deal of hype. Our job in managing the Fund is to identify opportunities that are real as opposed to imaginary, durable as opposed to fleeting and likely to generate attractive investment returns over time. Toward that end, we believe Wasatch’s fundamentals-based investment approach is well-suited to the Fund’s objective of long-term capital growth.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	9.29%	9.29%	7.51%	4.89%

Emerging Markets Small Cap (WIEMX) — Institutional	9.16%	9.56%	7.60%	5.02%

MSCI Emerging Markets Small Cap Index	10.10%	20.56%	8.51%	5.09%

MSCI Emerging Markets Index	10.42%	8.15%	2.22%	2.95%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.96% / Institutional Class: 1.78%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Voltronic Power Technology Corp.	6.0%

Persistent Systems Ltd.	5.8%

Globant SA	5.7%

Qualitas Controladora SAB de CV	5.5%

Trent Ltd.	5.2%

Company	% of Net Assets

LEENO Industrial, Inc.	5.0%

AU Small Finance Bank Ltd.	4.3%

Elgi Equipments Ltd.	3.0%

Raia Drogasil SA	3.0%

Silergy Corp.	2.9%

*

As of March 31, 2024, there were 49 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class posted an increase of 5.41% during the first quarter of 2024, underperforming the benchmark MSCI Frontier Emerging Markets Index, which added 5.58%.

At the sector level, stock selection in

the information-technology and consumer-discretionary sectors detracted from the Fund’s performance relative to its benchmark. Conversely, the Fund’s stock selection in the financials sector and its lack of exposure in the real-estate sector contributed to relative results. On a geographic basis, the Fund’s exposure to India detracted from relative performance. However, the Fund benefited from its holdings in Brazil and Vietnam.

DETAILS OF THE QUARTER

One of the largest detractors from Fund performance during the quarter was Globant SA, a global IT-consulting firm. Even though the firm’s earnings were ahead of expectations, the stock price fell after management issued conservative full-year guidance. Our views on the company remain unchanged. Globant continues to grow faster than many of its competitors, and we believe it will benefit as other companies seek help digitalizing their business and incorporating artificial intelligence into a wide range of functions.

Another detractor was Raia Drogasil SA, a leading Brazilian drugstore operator. The company’s revenue growth has remained solid, in our view, but profit margins haven’t improved as much as we expected. However, we continue to believe the company will gain market share in Brazil. Further, because costs associated with establishing Raia Drogasil’s physical and digital footprints are largely fixed, the company enjoys significant operating leverage and should improve margins over the long term.

Wilcon Depot, Inc. was another detractor this quarter. The firm is the leading operator of home-improvement stores in the Philippines. Same-store sales were lower in the fourth quarter due to softness in home-improvement spending. We’re not surprised to see spending soften in the near term, as consumers continue to adjust to inflation. But we continue to like the company’s long-term growth prospects.

Nu Holdings Ltd., a Brazilian digital-banking company, was the top contributor to Fund performance. During the quarter, Nu released impressive operating results, including strong customer growth in Brazil and in Mexico, the latter of which is a nascent market for the company. Additionally, credit quality is improving at Brazilian banks, signaling that the credit cycle may be on the upswing. While this is good for the entire banking industry, it is particularly positive for newer banks such as Nu, whose ability to emerge from the worst of the credit cycle relatively unscathed is a testament to its less-tested credit and risk-pricing models.

Another leading contributor was FPT Corp., a Vietnam-based company providing outsourced information-technology (IT) services. In our view, the company continues to grow at an impressive clip, with 30% earnings per share growth in the fourth quarter of 2023. We believe FPT continues to benefit from a cost advantage relative to other outsourced IT service providers, as the typical Vietnamese IT engineer’s salary is much less than that of an IT engineer in China or India.

Qualitas Controladora SAB de CV was another contributor. The Mexico-based automobile insurer has experienced stronger premium growth recently. Additionally, Qualitas repriced its investment portfolio at higher interest rates and has been extending the duration of its portfolio as rates have peaked, so the company is earning more from those investments. These factors are improving top- and bottom-line growth, which has driven the stock higher. We think that over the longer term, the company is likely to remain the market leader in an underpenetrated Mexican insurance market.

OUTLOOK

As we examine frontier and emerging markets, the macroeconomic backdrop seems favorable for the countries in which we have our largest portfolio weights. However, top-down, macroeconomic views are not the primary driver of our portfolio construction process. Company-specific, fundamental analysis always plays a larger role in our decisions. On this front, we’re also encouraged.

Earnings growth for our companies has generally been strong, in our view, and that earnings growth comes on the heels of a very difficult operating environment. In the past few years our companies have endured a global pandemic, supply chain issues, inflation and, in many markets, tighter lending standards. Our companies had the balance sheet strength and resilience to withstand each of these issues and, in many cases, to continue investing in their business and emerge stronger.

The best from these businesses may still lie ahead. We’ve mentioned it in prior commentaries, but many of our companies are technology firms or financial-technology (fintech) businesses that are rewriting the way consumers communicate, shop, borrow and transact. Many emerging- and frontier-market countries are at an inflection point in which the digital infrastructure is finally in place to enable these trends to push forward. As such, we are excited about the earnings potential of our companies going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Frontier Emerging Small Countries (WAFMX) — Investor	15.73%	19.93%	5.03%	0.73%

Frontier Emerging Small Countries (WIFMX) — Institutional	15.81%	19.93%	5.27%	0.92%

MSCI Frontier Emerging Markets Index	13.46%	15.32%	0.44%	0.38%

MSCI Frontier Markets Index	9.43%	13.97%	3.02%	1.79%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.34%, Net: 2.19% / Institutional Class — Gross: 2.64%, Net: 1.99%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each and “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

FPT Corp.	10.2%

Bajaj Finance Ltd.	8.5%

Qualitas Controladora SAB de CV	8.2%

NU Holdings Ltd.	8.0%

MercadoLibre, Inc.	7.6%

Company	% of Net Assets

Bank for Foreign Trade of Vietnam JSC	5.5%

DCVFMVN Diamond ETF	4.5%

Cholamandalam Investment & Finance Co. Ltd.	3.5%

Globant SA	3.5%

Baltic Classifieds Group PLC	3.4%

*

As of March 31, 2024, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.
†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Paul Lambert, Ryan Snow, Ken Applegate and JB Taylor.

Ajay Krishnan, CFA Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Paul Lambert Lead Portfolio Manager JB Taylor Portfolio Manager	Ryan Snow Portfolio Manager OVERVIEW For the first quarter of 2024, the Wasatch Global Opportunities Fund — Investor Class was down -0.69%, underper-

forming the benchmark MSCI AC (All Country) World Small Cap Index, which was up 3.91%.

The Fund’s stock selection in the information-technology (IT) and financials sectors detracted from its performance relative to the benchmark. Meanwhile, the Fund’s holdings in the health-care and consumer-staples sectors contributed to relative performance.

On a geographic basis, our holdings in Japan, India and Taiwan detracted from relative performance. Conversely, our holdings in Israel and the United States contributed to the Fund’s relative results.

DETAILS OF THE QUARTER

AU Small Finance Bank Ltd. was the biggest detractor from Fund performance for the quarter. AU primarily targets unbanked and underbanked low- and middle-income borrowers in India. Net profit was down -4.5% year over year in the company’s most recent quarter as higher funding costs pressured AU’s net interest margins. Management said the operating environment continued to witness higher interest rates, tight liquidity and persistent competition for deposits.

BayCurrent Consulting, Inc. was another detractor. The company provides IT consulting services and is focused on digital transformation. BayCurrent recently reported net profit margins that were lower than expected, which weighed on the stock. However, we believe our long-term thesis on BayCurrent remains intact. Demand for IT consulting services remains high in Japan. And BayCurrent’s position within the market remains strong, in our view. But with demand growing and the labor market for IT professionals remaining tight, BayCurrent has had to hire less-experienced consultants to help grow the business. Having less experience, these professionals require training and have a longer ramp-up period. We reduced our position size in recent months due to our concerns about staffing. However, we see signs that the labor market for top IT talent may finally be improving.

Saia, Inc. was the top contributor to Fund performance. The U.S. transport company creates efficiencies by combining goods from multiple shippers that alone would fill less than a full truckload. The company has continued to produce strong operating results, and the stock has responded accordingly. We like this segment of the transport industry because it’s less fragmented and commoditized, which gives Saia pricing power even when trucking volumes are down.

Another substantial contributor was Medpace Holdings, Inc. The company is a contract research organization (CRO) supplying clinical development services to small biotechnology businesses. Medpace continues to post strong revenue and earnings growth as it provides critical services for its customers. The stock also benefited in the quarter from optimism that lower rates will help biotech companies more easily secure much-needed funding for future clinical development. Although Medpace isn’t a traditional biotech company, we believe it gives us some exposure to the industry without the typically poor cash flows of biotech businesses. Moreover, Medpace has continued to defy the skeptics by generally maintaining strong growth (often in double digits) and healthy fundamentals for years on end — even during several periods when biotech businesses have struggled.

OUTLOOK

With several macroeconomic and geopolitical events still unfolding, it’s difficult to have a clear outlook for global equity markets in the near term. Geopolitical tensions remain high, with wars in Europe and the Middle East. And an unusually busy election year adds to geopolitical uncertainty.

On the economic front, mixed data across regions and countries makes it challenging to predict how the global economy might emerge from a period of severe monetary tightening. It’s also hard to predict when, exactly, central banks might cut interest rates.

While we pay attention to geopolitical and macroeconomic news, our specialty doesn’t lie in predicting what comes next. We focus on predicting the long-term earnings growth of our companies. In this regard, we feel good about what lies ahead. For the most part, our companies reported strong operating results for the fourth quarter of 2023. And our projections are generally for double-digit growth rates in 2024. Based on these projections and the reasonable valuations we’re finding, we’re optimistic regarding investment performance going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	16.04%	17.30%	9.81%	9.11%

Global Opportunities (WIGOX) — Institutional	16.14%	17.38%	9.99%	9.26%

MSCI AC World Small Cap Index	16.35%	16.46%	8.00%	6.77%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.50% / Institutional Class — Gross: 1.40%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

HealthEquity, Inc.	3.7%

Globant SA	3.1%

Persistent Systems Ltd.	3.0%

RBC Bearings, Inc.	3.0%

Ensign Group, Inc.	2.8%

Company	% of Net Assets

Voltronic Power Technology Corp.	2.8%

AU Small Finance Bank Ltd.	2.6%

Freshpet, Inc.	2.5%

Trex Co., Inc.	2.5%

Five Below, Inc.	2.4%

*

As of March 31, 2024, there were 66 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Paul Lambert Portfolio Manager Mike Valentine Portfolio Manager

OVERVIEW

For the first quarter of 2024, the Wasatch Global Select Fund — Investor Class gained 0.50%, underperforming the benchmark MSCI AC (All Country) World Index, which was up 8.20%.

At the sector level, the Fund’s stock selection in financials and information-technology (IT)

sectors detracted most from its performance relative to the benchmark. However, stock selection in the consumer-staples and health-care sectors contributed to relative results. On a geographic basis, our holdings in the United States, Japan and Taiwan were the largest detractors from relative performance.

DETAILS OF THE QUARTER

BayCurrent Consulting, Inc. was the largest detractor from Fund performance during the quarter. The company provides IT consulting services and is focused on digital transformation. BayCurrent recently reported net profit margins that were lower than expected, which weighed on the stock. However, we believe our long-term thesis on BayCurrent remains intact. Demand for IT consulting services remains high in Japan. And BayCurrent’s position within the market remains strong, in our view. But with demand growing and the labor market for IT professionals remaining tight, BayCurrent has had to hire less-experienced consultants to help grow the business. Having less experience, these professionals require training and have a longer ramp-up period. We reduced our position size in recent months due to our concerns about staffing. However, we see signs that the labor market for top IT talent may finally be improving.

Another detractor was MarketAxess Holdings, Inc., which offers an electronic trading platform that we believe is pivotal for delivering efficiency, liquidity and cost savings to clients operating in global fixed-income markets. After a strong finish in 2023, the stock declined at the beginning of this year due to concerns about potential market-share losses. Nevertheless, we don’t think the recent competitive challenges will materially impact the company’s ability to grow its business. We’re espe-

cially excited about the revenue potential of some new services that help clients optimize operations and data flow.

ICON PLC was a top contributor to the Fund’s performance in the first quarter. The Irish health-care company provides contracted clinical research services to biotechnology and pharmaceutical firms world-wide. Their services include overseeing clinical studies, managing data, consulting on regulatory issues and supporting pharmaceutical development through its centralized laboratories. ICON’s stock price was up after the company reported earnings and revenue growth that topped consensus estimates. The stock represents one of our largest positions in the portfolio, and our views on the company remain unchanged. We believe ICON is a less risky way to invest in biotech innovation. Unlike a biotech startup, whose success or failure may hinge on the results of a clinical trial for a single therapy, ICON benefits from innovation more broadly, and a growing number of companies bringing new treatments to market.

Another large contributor was Sugi Holdings Co. Ltd., a Japan-based retail drugstore operator. Consolidation within Japan’s highly fragmented retail drug industry has been positive for the stock, as a few companies have announced large mergers or acquisitions in recent months. Sugi was among the consolidators, recently announcing an acquisition. We were encouraged to see the company use some of the cash on its balance sheet to make an accretive addition that we estimate could add as much as 25% to Sugi’s revenues in the next few years.

OUTLOOK

With several macroeconomic and geopolitical events still unfolding, it’s difficult to have a clear outlook for global equity markets in the near term. Geopolitical tensions remain high, with wars in Europe and the Middle East. And an unusually busy election year adds to geopolitical uncertainty.

On the economic front, mixed data across regions and countries makes it challenging to predict how the global economy might emerge from a period of severe monetary tightening. It’s also hard to predict when, exactly, central banks might cut interest rates.

While we pay attention to geopolitical and macroeconomic news, our specialty doesn’t lie in predicting what comes next. We focus on predicting the long-term earnings growth of our companies. In this regard, we feel good about what lies ahead. For the most part, our companies reported strong operating results for the fourth quarter of 2023. And our projections are generally for double-digit growth rates in 2024. Based on these projections and the reasonable valuations we’re finding, we’re optimistic regarding investment performance going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	17.64%	17.07%	7.20%

Global Select (WGGSX) — Institutional	17.74%	17.51%	7.59%

MSCI AC World Index	20.14%	23.22%	11.32%

MSCI AC World Mid Cap Growth Index	18.81%	17.04%	8.74%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 2.57%, Net: 1.36% / Institutional Class — Gross: 1.74%, Net: 0.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Amphenol Corp., Class A	5.5%

Copart, Inc.	5.2%

Roper Technologies, Inc.	4.7%

ICON PLC	4.6%

HealthEquity, Inc.	4.2%

Company	% of Net Assets

Bajaj Finance Ltd.	3.8%

Descartes Systems Group, Inc.	3.7%

Pool Corp.	3.5%

RBC Bearings, Inc.	3.5%

Trex Co., Inc.	3.4%

*

As of March 31, 2024, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

Global equities moved higher in the first quarter, with many indexes finishing the period near record highs. Sentiment was supported as the world economy continued to expand despite the past series of interest-rate hikes from leading central banks. In addition, the U.S. Federal Reserve (Fed) continued to signal that it planned to begin cutting rates in 2024, bolstering hopes that the economy would avoid recession. Equity performance was strong in the U.S., particularly among large-cap growth stocks, although leadership began to broaden to include areas that had lagged in 2023, such as more economically sensitive sectors.

The Wasatch Global Value Fund — Investor Class returned 4.37% in the first quarter of 2024, underperforming the MSCI AC World Value Index, which returned 6.85%. The market’s focus on growth stocks was a headwind to our more defensive positioning, which we believe is prudent given the growing signals that we think indicate the economy is slowing more than expected. We talk more about this in the Outlook section below.

DETAILS OF THE QUARTER

One of the biggest detractors from Fund performance during the first quarter was mining company BHP Group Ltd. within materials. BHP experienced a pair of sizable write-downs in the quarter in conjunction with two events — a 2015 dam failure in Brazil that led to a several-billion-dollar damage award and the closing of a mine in Australia in the wake of a sharp decline in nickel prices. Perhaps most important, roughly 70% of the company’s earnings are derived from producing iron ore, which has experienced declining prices driven in large part by China’s efforts to shift its economy away from property construction and towards exports. We used the weakness in BHP shares to add to our position on the belief that prices for iron ore and copper have already bottomed and the company will benefit as their prices normalize.

Pharmaceutical company Pfizer, Inc. also detracted. The health-care company’s post-Covid performance has been weak, and the market has been looking for signs of a turnaround. However, Pfizer’s drug pipeline has proven slow to deliver any kind of meaningful catalyst to earnings, as highlighted by the prior quarter’s abandonment of efforts to commercialize an obesity treatment pill due to its side effects. In addition, because the stock carries a high dividend and is viewed as a defensive position, the rationale for holding it has been undercut by the current level of Treasury yields and soft-landing narrative. We sold the stock in the quarter in favor of more attractively valued opportunities.

Leading individual contributors to the Fund’s relative performance included Taiwan-based Hon Hai Precision Industry Co. Ltd., which builds components and performs assembly for a range of products, including handsets, PCs, electric vehicles and servers. The company has emerged as a prime beneficiary of the rapid rise in demand from customers such as Microsoft and Nvidia for graphical processing units and other components used in artificial intelligence (AI) servers. As a result, Hon Hai’s server business is projected to increase from approximately 5% of the company’s overall business mix to the 15-20% range.

Citigroup Inc. saw its shares benefit over the quarter from the emergence of a turnaround narrative. The bank has underperformed its peers with respect to growth and earnings for a number of years. Under a new CEO, Citigroup has demonstrated it’s on course to cut costs, sell assets and tighten its focus on more profitable businesses. In addition, sentiment with respect to the broader banking segment has benefited from expectations of a soft landing for the economy. We believe the stock has further upside as the new management team implements its plan to drive efficiencies and increase profitability.

OUTLOOK

In our view, the market is fully pricing in a successful soft landing for the economy. Valuations are elevated relative to historical levels, even after adjusting for the generally higher-quality composition of indexes today. Price momentum has been a significant driver of returns, which has been a headwind for the Fund given our focus on fundamentals.

We wouldn’t be surprised to see the economy and corporate earnings slow more than the market currently anticipates as the lagging effect of past interest-rate hikes is felt. Under this scenario, when the Fed ultimately begins to cut rates, it may not be greeted with enthusiasm by investors, but rather viewed as a cause for concern. As such, the Fund continues to be defensively positioned. We remain focused on relatively inexpensive, lower-volatility stocks of larger-cap companies with high free cash flows, strong balance sheets and attractive dividend yields. Holdings are broadly diversified across regions and sectors.

As always, we’ll continue to adhere to our stock-selection discipline regardless of the short-term direction of the markets in response to a shifting macroeconomic and geopolitical backdrop.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	11.09%	9.89%	8.52%	7.43%

Global Value (WILCX) — Institutional	11.32%	10.20%	8.70%	7.59%

MSCI AC World Value Index	16.65%	18.01%	7.64%	5.98%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.18%, Net: 1.11% / Institutional Class — Gross: 1.12%, Net: 0.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

TotalEnergies SE	4.8%

Johnson & Johnson	4.7%

Duke Energy Corp.	4.6%

Novartis AG	4.1%

Exelon Corp.	3.8%

Company	% of Net Assets

Union Pacific Corp.	3.4%

KT&G Corp.	3.3%

Bristol-Myers Squibb Co.	3.1%

JPMorgan Chase & Co.	3.1%

Quest Diagnostics, Inc.	3.1%

*

As of March 31, 2024, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Greater China Fund is managed by a team of Wasatch portfolio managers led by Dan Chace, Allison He, Pedro Huerta, Kai Pan and Kevin Unger.

Dan Chace, CFA Lead Portfolio Manager Kai Pan, PhD Associate Portfolio Manager	Allison He, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Pedro Huerta, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Greater China Fund — Investor Class was down -6.51% during the first quarter of 2024 and underperformed the benchmark MSCI China Index, which dropped -2.19%.

Stock selection in the information-technology (IT) and financials sectors detracted most from the Fund’s performance relative to its benchmark. However, our holdings in the consumer-discretionary and industrials sectors contributed to relative results.

DETAILS OF THE QUARTER

The largest detractor from Fund performance during the quarter was Silergy Corp. A Taiwanese company, Silergy manufactures mixed-signal and analog integrated-circuit chips used in a wide array of electronic devices. A disappointing earnings report weighed on the stock. On the plus side, an overhang of inventory in supply channels has largely been cleared, and management indicated they expect to see revenue growth in the final three quarters of 2024.

Wuxi Biologics Cayman, Inc. was another large detractor from Fund performance. Wuxi’s technology platform helps biotechnology and pharmaceutical companies discover, develop and manufacture biologics from concept to commercial manufacturing. The stock has been down due to concerns about U.S. government efforts to limit Chinese companies’ access to critical industries such as biotechnology. Admittedly, there’s a lot of uncertainty around Wuxi’s U.S. business, and we continue to watch developments closely. Absent geopolitical tensions, we believe Wuxi is a great business. We would expect considerable growth as biotech innovation spurs the development of new drugs and as research and development of those treatments are outsourced to Chinese companies.

Sino Wealth Electronic Ltd. was another detractor. The company manufactures microcontroller units (MCUs), which are essential to the functionality of the end products that require them. While inventories have come down in some of Sino’s end markets, demand has not rebounded as much as we might have expected, and we are currently reviewing the stock.

H World Group Ltd. was the top contributor to Fund performance during the quarter. The company operates and franchises hotels in China. H World continues to benefit from strong domestic travel within the country, and the stock has been up in response to heightened hotel demand.

Another top contributor was Techtronic Industries Co. Ltd., a Hong Kong-based maker of cordless power tools and vacuum cleaners. The company is best known for its U.S. brand Milwaukee Tool. In 2023, the brand experienced an uptick in sales in the first half of the year and a sharper rise in the second half, which helped drive the stock higher. We continue to believe Techtronic has a long runway for growth due to the growing end market for cordless tools.

Contemporary Amperex Technology Co. Ltd. also had strong returns. The company’s profit margins were wider than expected in its latest reported operating results, and we were impressed by its ability to uphold those margins in a down cycle for electric vehicles. Contemporary Amperex’s batteries have also gained market share outside of China, which has been positive for the stock. Finally, investors were also encouraged that the company announced a special dividend.

OUTLOOK

While China still faces several geopolitical and macroeconomic headwinds, one could argue that many of those concerns are priced into markets. The MSCI China Index is trading at roughly 10 times forward earnings, which is near its lowest level in at least 10 years. From here, low expectations and a potentially improving economy could be a turning point for Chinese equities.

Even though many economic data points from China have been disappointing over the last year, there are signs that the country’s economy may be incrementally improving. In March, China’s manufacturing activity expanded at its most brisk pace in more than a year, and business confidence hit an 11-month high. Retail sales grew at 5.5% in the first two months of 2024. Meanwhile, travel is rebounding.

In addition, China’s government is taking steps to stabilize the country’s troubled real-estate market. Looking ahead, we expect real estate will likely remain a negative overhang for China, but we believe the government can prevent a bubble from becoming a systemic crisis.

In summary, low valuations, an improving economy and signs of stability in the real-estate market could set the stage for better returns in Chinese equities for the rest of the year.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 11/30/2020

Greater China (WAGCX) — Investor	-8.20%	-30.83%	-20.10%

Greater China (WGGCX) — Institutional	-8.24%	-30.82%	-20.14%

MSCI China Index	-6.32%	-17.05%	-16.63%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Greater China Fund are Investor Class — Gross: 4.77%, Net: 1.53% / Institutional Class — Gross: 3.39%, Net: 1.27%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

The Fund is subject to risks associated with investments in the Greater China Region that could affect the value of your investment. The Fund may invest in securities through the China Stock Connect programs, which subject the Fund to unique accessibility risks affecting the Fund’s ability to efficiently execute its strategy. These risks are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Airtac International Group	6.0%

Tencent Holdings Ltd.	5.8%

H World Group Ltd.	5.7%

Kweichow Moutai Co. Ltd., Class A	5.7%

Techtronic Industries Co. Ltd.	5.5%

Shenzhen Inovance Technology Co. Ltd.	5.0%

Company	% of Net Assets

Silergy Corp.	4.6%

Yifeng Pharmacy Chain Co. Ltd., Class A	4.2%

Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	3.9%

Proya Cosmetics Co. Ltd., Class A	3.2%

*

As of March 31, 2024, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: November 30, 2020. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

For the first quarter of 2024, the Wasatch International Growth Fund — Investor Class was down -3.81%, underperforming the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was up 2.11%.

At the sector level, the Fund’s stock selection in industrials and information technology (IT) detracted most from its performance relative to the benchmark. Meanwhile, the Fund’s holdings in real estate and communications services contributed most to relative performance.

On a geographic basis, our holdings in Japan and the United Kingdom detracted most from relative performance. Conversely, stock selection in Germany and Australia contributed to relative results.

DETAILS OF THE QUARTER

BayCurrent Consulting, Inc. was a significant detractor during the first quarter. The company provides IT consulting services and is focused on digital transformation. BayCurrent recently reported net profit margins that were lower than expected, which weighed on the stock. However, we believe our long-term thesis on BayCurrent remains intact. Demand for IT consulting services remains high in Japan. And BayCurrent’s position within the market remains strong, in our view. But with demand growing and the labor market for IT professionals remaining tight, BayCurrent has had to hire less-experienced consultants to help grow the business. Having less experience, these professionals require training and have a longer ramp-up period. We reduced our position size in recent months due to our concerns about staffing. However, we see signs that the labor market for top IT talent may finally be improving.

AU Small Finance Bank Ltd. was another detractor. AU primarily targets unbanked and underbanked low- and middle-income borrowers in India. Net profit was down -4.5% year over year in the company’s most recent quarter as higher funding costs pressured AU’s net interest margins. Management said the operating environment continued to witness higher interest rates, tight liquidity and persistent competition for deposits.

The largest contributor to Fund performance in the first quarter was Netwealth Group Ltd. The Australian company offers portfolio administration, superannuation, retirement, investment and managed-accounts services. The stock was up after Netwealth released solid operating results, including strong earnings growth. We believe our thesis on the company continues to play out. Netwealth is benefiting from a tidal shift in assets moving away from legacy banks and into specialist investment platforms. The shift comes after the Australian government exposed widespread misconduct in the vertically integrated wealth business of some large banks.

Qualitas Controladora SAB de CV was another contributor. We believe the Mexico-based auto insurer is hitting an inflection point where a lot of business factors are turning positive. After the height of the pandemic, people started traveling more, which naturally raised the number of accidents on the road, and in turn, raised costs for Qualitas. At the same time, supply-chain issues made it more costly for Qualitas to fix automobiles, given high inflation on spare parts. More recently, Qualitas raised prices in response to its increased costs. Those price increases are driving premium growth, which is now more than offsetting the cost inflation they’ve faced. Another favorable factor for Qualitas came from repricing and extending the duration on its investment portfolio at higher interest rates, so it’s earning more from those investments. All these factors are improving top-line and bottom-line growth, which has driven the stock higher. Longer term, we think the company will continue to benefit as the market leader in an underpenetrated Mexican insurance market.

OUTLOOK

While our Japanese stocks were a source of underperformance this quarter, we have high conviction in the growth potential of those holdings. In fact, a recent two-week trip to the country bolstered our views about the earnings potential of our businesses. It also reinforced some of our views about why Japan has become a country ripe with investment opportunity.

One reason we feel good about our holdings in Japan is that underlying earnings trends remain strong. Additionally, valuations remain extremely attractive, in our view.

Separately, business conditions in Japan remain favorable. In recent years, companies have been affected by rising costs, particularly wage inflation. But businesses had challenges raising prices enough to offset those costs. Finally, we’re seeing more businesses able to pass through those higher costs via higher prices for goods and services. Another positive is that we continue to see signs that companies in Japan are becoming more shareholder-friendly.

Given the positives we see in Japan broadly — and our companies specifically — we believe our Japanese holdings will be a source of relative outperformance over the long term.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annnualized)	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	9.77%	1.24%	1.33%	2.88%

International Growth (WIIGX) — Institutional	9.86%	1.35%	1.44%	2.98%

MSCI AC World ex USA Small Cap Index	12.44%	12.80%	6.24%	4.74%

MSCI World ex USA Small Cap Index	13.45%	10.04%	5.39%	4.54%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.41% / Institutional Class: 1.29%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Descartes Systems Group, Inc.	3.8%

Diploma PLC	3.8%

Qualitas Controladora SAB de CV	3.4%

Voltronic Power Technology Corp.	3.1%

Japan Elevator Service Holdings Co. Ltd.	3.0%

Company	% of Net Assets

SMS Co. Ltd.	3.0%

Sugi Holdings Co. Ltd.	2.8%

GMO Payment Gateway, Inc.	2.7%

Scout24 SE	2.7%

LEENO Industrial, Inc.	2.5%

*

As of March 31, 2024, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

For the first quarter of 2024, the Wasatch International Opportunities Fund — Investor Class was down -0.96%, underperforming the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was up 2.11%.

At the sector level, stock selection in the industrials and information-technology (IT) sectors detracted most from our performance relative to the benchmark. However, the Fund’s stock selection in the consumer-staples sector and its underweight to the real-estate sector contributed to relative results. On a geographic basis, stock selection in Japan and the United Kingdom were large detractors from relative performance.

DETAILS OF THE QUARTER

Management Solutions Co. Ltd. was the Fund’s largest detractor during the quarter. The Japan-based company is a consultant that helps companies manage large-scale projects, such as implementing a new technology platform or other process changes that affect multiple departments at a firm. The stock was down after the company reported revenue growth that was below expectations. We were also disappointed with the results and are currently reviewing the position.

Another detractor was U.K.-based Bytes Technology Group PLC. Bytes is a value-added reseller (VAR) of software, which means it sells Microsoft and other software programs to small- and medium-sized companies. The company’s stock price declined after news that its CEO was leaving amid improper trading disclosures. Having visited the firm on multiple occasions, we’ve developed a deep understanding of the company’s culture and its management roster behind the CEO. Given that familiarity, we’re comfortable that the existing management team will be able to preserve Bytes’s culture and fill the void of the CEO.

Going forward, we continue to think Bytes’s growth potential and unique position in the market remain underappreciated. VARs such as Bytes serve as an external sales arm for Microsoft and other software companies. Larger VARs such as Bytes enjoy a tremendous scale advantage. Microsoft puts VARs in tiers based on sales volume. The better the tier, the better pricing, rebates and support the VAR receives from Microsoft. That better pricing and support then sweeten the value proposition for businesses to select Bytes as their VAR.

Hemnet Group AB was the largest contributor to Fund performance. The company operates a real-estate platform in Sweden, and we like the business model, which adds value for both consumers and agents. We believe Hemnet is a particularly attractive company because it’s still in the early phases of monetizing its platform. The company has introduced a variety of new packages that improve the marketing of a home. Improved monetization of the platform is driving impressive growth. In its most recent operating results, revenue grew 37% and earnings per share grew 75% from the same quarter a year ago. Those results drove the stock higher this quarter.

Another top contributor was Atoss Software AG. The German company specializes in scheduling software that helps large companies manage their workforce. Atoss’s stock price was up after the company delivered strong earnings growth for its fourth quarter. We believe our thesis on the company continues to play out. In Germany, niche regulations have increased for various unions and industries over the years, creating a slew of rules around when and how long different employee groups can work. Atoss’s software helps companies optimize their staffing and stay compliant with the different regulations. We believe such software provides significant value to German companies.

OUTLOOK

Looking ahead, we believe the Fund is at a positive inflection point that could improve relative performance. For much of the past two years, rising interest rates have been a headwind for our investment style, which favors high-quality growth companies.

While no one knows exactly when central banks will lower interest rates, it does appear that rate-hiking cycles have generally peaked and that higher interest rates are already priced into the valuations of international growth stocks. As we come out of a period of rising interest rates, valuations for many stocks in our portfolio now trade at or near their most attractive levels since 2017.

Meanwhile, earnings growth for our companies remains strong. Many of these businesses have undergone a period of investing for future growth and have also had to adjust for rising input and labor costs. But the average earnings growth rate for stocks in the portfolio has accelerated from a low point in early 2023, which suggests those investments and adjustments are now translating into greater earnings power. From here, we believe attractive valuations and strong earnings growth should improve the Fund’s long-term return potential.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	13.60%	7.67%	2.47%	4.80%

International Opportunities (WIIOX) — Institutional	14.13%	7.88%	2.56%	4.96%

MSCI AC World ex USA Small Cap Index	12.44%	12.80%	6.24%	4.74%

MSCI World ex USA Small Cap Index	13.45%	10.04%	5.39%	4.54%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 1.97% / Institutional Class: 1.92%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Hemnet Group AB	3.7%

Japan Elevator Service Holdings Co. Ltd.	3.5%

Mortgage Advice Bureau Holdings Ltd.	3.5%

Qualitas Controladora SAB de CV	3.4%

JTC PLC	3.3%

Company	% of Net Assets

Atoss Software AG	3.1%

SIGMAXYZ Holdings, Inc.	3.1%

Johns Lyng Group Ltd.	2.9%

LEENO Industrial, Inc.	2.9%

Vijaya Diagnostic Centre Pvt. Ltd.	2.9%

*

As of March 31, 2024, there were 67 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

For the first quarter of 2024, the Wasatch International Select Fund — Investor Class was down -1.02% and underperformed the benchmark MSCI EAFE Index, which was up 5.78%.

At the sector level, the Fund’s stock selection in the industrials and information-technology (IT) sectors detracted most from its performance relative to the benchmark. Meanwhile, the Fund’s holdings in the consumer-staples sector contributed most to relative performance. On a geographic basis, our stock selection in Japan and the United Kingdom detracted most from relative results.

DETAILS OF THE QUARTER

The Fund’s largest detractor in the first quarter was Endava PLC. The British IT-services company provides digital-transformation consulting, agile software development and various automation solutions to businesses. The stock was down after Endava lowered revenue guidance for the rest of its fiscal year, as some companies push back their plans for IT spending. While the recovery in spending may have been pushed back, we still like the company. Over the long term, digital transformation remains a business imperative for most firms, and we believe Endava will play a critical role in helping many firms pivot their operations.

BayCurrent Consulting, Inc. was another detractor. Like Endava, BayCurrent provides IT consulting services and is focused on digital transformation. But BayCurrent focuses on the Japanese market. Japan hasn’t experienced the slowdown in IT spending that is occurring in much of the world, largely because the country’s businesses are behind when it comes to digitalization. However, BayCurrent recently reported net profit margins were lower than expected, which weighed on the stock. While the stock price was down, we believe our long-term thesis on BayCurrent remains intact. Demand for IT consulting services remains high in Japan. And BayCurrent’s position within the market remains strong, in our view.

JMDC, Inc., a Japan-based medical-data company, was another detractor. The stock was down after management noted it won’t reach its previous earnings guidance. However, the company continues to grow earnings at an impressive rate, in our view. Looking ahead, we believe JMDC will play a pivotal role in making Japan’s health-care system more efficient through the use of data and analytics.

The top contributor to Fund performance was Hermes International. The French luxury design house specializes in handbags, leather goods, jewelry, clothing and lifestyle accessories. Many luxury brands experienced strong demand coming out of the pandemic but have shown signs of weakness more recently. Hermes has been an exception, continuing to deliver solid earnings and revenue growth. In our view, Hermes’ management team has managed its brands well, helping the company command a relatively high degree of pricing power.

Adyen NV was another large contributor. The Dutch payments processor enables businesses to facilitate e-commerce, mobile and point-of-sale payments from customers. In general, the stock has been up as management has shown greater focus on profitability. Going forward, we believe Adyen will play an important role in addressing the need for businesses to streamline payments from multiple channels.

Another large contributor was Sugi Holdings Co. Ltd., a Japan-based retail drugstore operator. Consolidation within Japan’s highly fragmented retail drug industry has been positive for the stock, as a few companies have announced large mergers or acquisitions in recent months. Sugi was among the consolidators, announcing a recent acquisition. We were encouraged to see the company use some of the cash on its balance sheet to make an accretive addition that we estimate could add as much as 25% to Sugi’s revenues in the next few years.

OUTLOOK

Geopolitical tensions, a choppy global economy and uncertainty over central banks’ monetary policies are creating a high degree of uncertainty in the market. When uncertainty is high, the market often truncates its view on companies, and stock prices react sharply to near-term news.

In environments such as these, we lean even harder into company-specific fundamentals. With increased conviction in a company’s long-term growth potential, we can use volatility to our advantage and add to position sizes when attractive entry points present themselves.

Looking ahead, we feel positive about our companies’ earnings potential. For the most part, our companies issued strong reports for the fourth quarter of 2023. And our projections are generally for double-digit growth rates in calendar year 2024.

While we wouldn’t be surprised if unpredictable macroeconomic events affect stock performance in the near term, we believe reasonable valuations and potentially strong earnings growth from our businesses have set the stage for compelling returns over a longer time horizon.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	14.05%	8.13%	3.55%

International Select (WGISX) — Institutional	14.29%	8.55%	4.00%

MSCI EAFE Index	16.81%	15.32%	7.56%

MSCI EAFE Mid Cap Growth Index	17.59%	11.17%	4.64%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 3.88%, Net: 1.35% / Institutional Class — Gross: 3.19%, Net: 0.94%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Hermes International SCA	5.5%

Scout24 SE	5.5%

Descartes Systems Group, Inc.	5.3%

Assa Abloy AB	5.1%

Sugi Holdings Co. Ltd.	5.1%

Company	% of Net Assets

FirstService Corp.	5.0%

ICON PLC	4.9%

Kingspan Group PLC	4.9%

Dassault Systemes SE	4.6%

Halma PLC	4.4%

*

As of March 31, 2024, there were 25 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Long/Short Alpha Fund is managed by a team of Wasatch portfolio managers led by Mick Rasmussen.

Mick Rasmussen, CFA Lead Portfolio Manager

OVERVIEW

During the first quarter of 2024, the Wasatch Long/Short Alpha Fund — Investor Class gained 10.67% and outperformed the benchmark Russell 2500™ Index, which rose 6.92%. As might be expected in an up market, the Fund’s long positions drove its positive return. That said, the short positions as a group didn’t subtract at all from the return, which was unusual and fortunate given the euphoric environment for stocks.

On the long side, the Fund’s first-quarter return was helped by holdings in several industry groups including health care equipment & services, pharmaceuticals biotechnology & life sciences, energy, consumer discretionary distribution & retail, and capital goods. Conversely, the Fund’s return was hurt by holdings in software & services. Among shorts, the Fund benefited from positions in capital goods and suffered from positions in consumer services.

As the market moved up during the quarter, we modestly pared back the Fund’s long exposure from about 109% to 104%. We also closed several short positions but kept the short exposure at approximately -36%.

LONG POSITIONS DURING THE QUARTER

Among longs, the first quarter’s top contributor to Fund performance was Viking Therapeutics, Inc., a clinical-stage biopharmaceutical company that develops therapies for metabolic and endocrine disorders. Shares of Viking soared in February after its injectable weight-loss drug demonstrated best-in-class efficacy in a mid-stage clinical trial. A separate, early-stage trial evaluating the safety and tolerability of an orally administered version of the drug also yielded positive data. A successful oral treatment would be a game changer in a multi-billion-dollar industry. We believe these results make Viking a potentially attractive target for acquisition by a larger organization.

The greatest detractor on the long side was MarketAxess Holdings, Inc., which offers an electronic trading platform that we believe is pivotal for delivering efficiency, liquidity and cost savings to clients operating in global fixed-income markets. After a strong finish in 2023, the stock declined at the beginning of 2024 due to some concerns about potential market-share losses. Nevertheless, our investment thesis remains on track. We believe MarketAxess has been fine-tuning its services to accommodate clients of various sizes. And we don’t think the recent competitive challenges will materially impact the company’s ability to grow its business over the long term. We’re especially excited about the revenue potential of some new services that help clients optimize operations and data flow.

SHORT POSITIONS DURING THE QUARTER

Turning to short positions, contributors were those names that declined in price. While relatively few stocks fell during the first quarter, we added the most value by shorting Nevro Corp., which makes medical devices for patients suffering from chronic pain. With a questionable business model, decelerating revenue growth and poor gross margins, the company in our view is far from profitability. Moreover, now that investors increasingly favor profitable firms with strong cash flows, we think Nevro may continue to struggle. We consider our short position in Nevro to be part of a basket that helps hedge our long exposure to certain names in the biotechnology and health care equipment industries.

Among shorts, detractors were those stocks that rose in price. The short that hurt us the most was Sweetgreen, Inc., which manages a restaurant chain that offers salads and other nutritional foods. When we initiated our short position, we recognized Sweetgreen offered high-quality foods and was growing quickly — but we didn’t think the company was making sufficient progress in improving margins and returns on capital. More recently, Sweetgreen has unexpectedly refined its business model and has realized some cost efficiencies. As a result, the stock price has risen and we’ve pared our short position in an effort to control risk. Nevertheless, we remain convinced that Sweetgreen has unfavorable financial characteristics.

OUTLOOK

Looking at business fundamentals, we expect the companies we hold on the long side to generate better revenues and margins, which should result in earnings growth for 2024 that accelerates to the mid-teens overall. However, that healthy earnings growth is somewhat offset by increasingly expensive valuations.

If interest rates decline later in the year, that could provide an additional boost for small- and mid-cap companies. But while inflation has cooled, it has remained above the Fed’s target level. As a result, Chair Jerome Powell has already walked back the number of Fed interest-rate cuts that are likely to occur in 2024. This means rates could stay higher for longer than generally anticipated, and it could become more difficult for some companies to execute their business plans and manage their debt.

Regardless of the interest-rate outlook, we tend to avoid overindebted businesses because we don’t like their risk profiles. We typically prefer high-quality companies with defensible market positions, consistent profitability, strong cash flows from operations and balance sheets that can withstand various economic conditions.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2021

Long/Short Alpha (WALSX) — Investor	26.24%	35.45%	16.14%

Long/Short Alpha (WGLSX) — Institutional	26.30%	35.72%	16.36%

Russell 2500™ Index	21.20%	21.43%	2.51%

FTSE U.S. 3-Month Treasury Bill Index	2.80%	5.52%	3.25%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Alpha Fund are Investor Class — Gross: 2.85%, Net: 2.67% / Institutional Class — Gross: 2.71%, Net: 2.34%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Equity investing involves risks, including potential loss of the principal amount invested. Short selling incurs significant unique risks, including potentially unlimited downside risk, high short-sale related expenses, and unavailability of securities to sell short, among others, all of which could negatively impact the performance of the Fund. Additionally, the Fund may not be able to borrow the securities it intends to sell short.

The Fund’s investments in long and short equity positions expose it to changes in the value of securities, which exceed the value of the Fund’s assets. Investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund relies on quantitative models which entail unique risks, including the risk that a model may be limited or incorrect. These risks are described in more detail in the prospectus.

Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 LONG EQUITY HOLDINGS*

Company	% of Net Assets

Ensign Group, Inc.	3.1%

Roper Technologies, Inc.	3.0%

HealthEquity, Inc.	2.8%

ICF International, Inc.	2.8%

Floor & Decor Holdings, Inc., Class A	2.6%

Company	% of Net Assets

Kadant, Inc.	2.6%

Morningstar, Inc.	2.6%

Paylocity Holding Corp.	2.6%

RBC Bearings, Inc.	2.6%

Pool Corp.	2.5%

*

As of March 31, 2024, there were 59 long and 58 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: October 1, 2021. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Natalie Pesqué.

Ken Komgiebel, CFA Lead Portfolio Manager	Natalie Pesqué, CFA Portfolio Manager	OVERVIEW Micro-cap equities performed well during the first quarter of 2024 amid predictions about artificial intelligence, rebounds in health care, signs of a still-robust economy and signals that the Federal Reserve remains prepared to cut interest rates later this year. Lower rates are viewed as positive for the broad equity market — and particularly for the stocks of smaller companies.

Against this backdrop, the Wasatch Micro Cap Fund had strong stock selections for every sector in which it was invested. The Fund’s Investor Class returned 10.82%, significantly outperforming the benchmark Russell Microcap® Growth Index, which rose 6.60%.

Led by health care, the Fund’s return and outperformance of the benchmark were powered by the strong gains of our holdings across a number of sectors. The financials sector was a minor disappointment because our weight was a bit higher than the benchmark’s weight during a period in which financials generated modest losses.

DETAILS OF THE QUARTER

A top contributor to Fund performance was UFP Technologies, Inc., which designs and manufactures a broad range of high-performance cushion packaging and specialty foam as well as plastic products for the industrial and consumer markets. In the past, UFP had made precision-molded fiber packaging primarily from recycled paper but divested from that business due to lower margins. Instead, the company acquired businesses serving the medical industry. We projected that soon after the Covid-19 pandemic, elective medical procedures might ramp up — which we hoped would contribute to fast growth and significant margins for UFP. Our projections were realized as the company reported strong results for both the fourth quarter and the full year of 2023. In addition, UFP made several acquisitions that have helped it significantly increase production capacity and capture synergies by sharing best practices, moving operations to the ideal manufacturing locations and standardizing systems for information technology, quality and safety. The company has also invested in infrastructure, equipment and talent to serve robotic-surgery businesses.

Viking Therapeutics, Inc. was another contributor. A clinical-stage biopharmaceutical company, Viking develops therapies for metabolic and endocrine disorders. Shares of the company soared in February after its injectable weight-loss drug demonstrated best-in-class efficacy in a mid-stage clinical trial. A separate, early-stage trial testing the safety and tolerability of an orally administered version of the drug also yielded positive data. A successful oral treatment would be a game changer in a multibillion-dollar industry. We believe these results make Viking a potentially attractive target for acquisition by a larger organization.

The greatest detractor from Fund performance was Open Lending Corp., which provides loan analytics, risk-based pricing and automated-decision technology to auto lenders. Open Lending incurs no credit risk and offers a fee-based platform that enables lenders to assess the creditworthiness of car buyers more accurately. The company focuses on lower-income consumers, who tend to have been hurt by high interest rates and inflation. This unfortunate situation was reflected in Open Lending’s most recent revenues and earnings, which fell short of analysts’ estimates. In addition, the company announced on March 25 that Keith Jezek, the CEO, had stepped down. We’re closely monitoring the company’s progress.

BigCommerce Holdings, Inc. was also a significant detractor. The company provides software that powers online retail sites. BigCommerce has shifted its focus to large enterprise accounts because management believes these prospects offer the greatest opportunity for long-term growth. The stock was down during the quarter after BigCommerce offered a mixed forecast — 2024 profitability that’s likely to meet expectations but revenue that’s likely to fall short. This may be a temporary hiccup, but we’re reassessing our projections, and we’ll keep a close eye on how well BigCommerce measures up to the competition during the coming quarters.

OUTLOOK

Looking ahead, we’re optimistic about the overall market and the micro-cap space, where relative valuations are particularly attractive versus larger-cap stocks. If interest rates turn down later this year, that could provide an additional tailwind for smaller companies.

As always, we’re striving to own high-quality companies with consistent profitability and strong cash flows that can be used to self-fund product development and business expansion. We also like defensible market positions and healthy balance sheets because these characteristics can help companies weather unfavorable economic conditions, which can occur alongside any level of interest rates. One indication of the especially attractive opportunities we’re finding in the micro-cap space is that we added six new positions to the Fund during the first quarter.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	24.88%	22.46%	10.84%	11.45%

Micro Cap (WGICX) — Institutional	25.04%	22.62%	10.88%	11.46%

Russell Microcap® Growth Index	23.27%	15.43%	4.19%	3.84%

Russell Microcap® Index	21.50%	17.78%	6.90%	5.96%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.66% / Institutional Class: 1.59%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Addus HomeCare Corp.	3.0%

Esquire Financial Holdings, Inc.	2.5%

UFP Technologies, Inc.	2.5%

Construction Partners, Inc., Class A	2.3%

Simulations Plus, Inc.	2.3%

Company	% of Net Assets

Transcat, Inc.	2.3%

Veeco Instruments, Inc.	2.3%

Agilysys, Inc.	2.2%

Boot Barn Holdings, Inc.	2.1%

Grid Dynamics Holdings, Inc.	2.1%

*

As of March 31, 2024, there were 79 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow and Thomas Bradley.

Brian Bythrow, CFA Lead Portfolio Manager	Thomas Bradley Portfolio Manager	OVERVIEW During the first quarter of 2024, the Wasatch Micro Cap Value Fund —Investor Class rose 7.44% and outperformed the benchmark Russell

Microcap® Index, which gained 4.68%. Most of the companies held in the Fund reported revenues and earnings that met or exceeded expectations.

From a quality perspective, there was no clear advantage to holding higher-ROE (return on equity) companies. This was partially due to the stock rebounds of generally unprofitable companies in the pharmaceuticals biotechnology & life sciences industry group, which was the second-best returning group in the benchmark. We mostly avoid investing in such companies, so the Fund’s outperformance during the quarter was particularly gratifying.

In terms of sectors, our stock selections in financials, industrials and consumer discretionary contributed to Fund performance relative to the benchmark. Conversely, our selections in health care and information technology were disadvantageous. As for countries, our non-U.S. holdings broadly underperformed our U.S. holdings, in particular in India, Israel and Japan.

DETAILS OF THE QUARTER

HCI Group, Inc. was the top contributor to Fund performance during the quarter. The company issues property and casualty insurance and reinsurance primarily in Florida. The stock was up after a strong earnings report and a positive outlook. Because many insurers have left Florida due to increased storm frequency and intensity, HCI has been able to raise premiums as compensation for greater risks. Moreover, Florida recently enacted legislation intended to curtail fraudulent claims. We believe the combination of higher premiums and fewer claims should boost revenues and earnings in the years ahead. From a shorter-term perspective, however, we trimmed our position as a risk-control measure due to the higher valuation and uncertainty regarding the upcoming hurricane season.

Another contributor was Aris Water Solutions, Inc., an oilfield-services company that manages the water supplies used in energy exploration and production (E&P). The company’s recent pipeline investments allow E&P businesses to increase the amount of water that can be recycled, which significantly lowers costs for Aris’s customers. The stock was down in the fourth quarter of 2023 due to poor operating results stemming from bad weather that prevented crews from making expected pipeline connections. At the time, we were undeterred because we didn’t think those short-term challenges would materially impact Aris’s long-term results. In the first quarter of 2024, we were rewarded for our patience as the stock climbed to a 52-week high on the back of excellent earnings, lower capital expenditures and projections for increased cash flows.

Luna Innovations, Inc. was the greatest detractor from Fund performance during the quarter. The company offers optoelectronics and fiber-optic test products for the telecommunications industry. Luna also distributes fiber-optic sensors for the aerospace and automotive industries. The stock was down due to an accounting mistake related to the timing of recognizing revenues. We believe the mistake was related to differences in U.S. versus international accounting standards. These differences became increasingly important as Luna transformed from a primarily U.S. business to a more global business. The accounting mistake seemed isolated and didn’t affect the company’s cash flows. Moreover, Luna recently replaced its chief financial officer. As a result, we bought additional shares on the stock-price weakness.

Another detractor was Lantronix, Inc., which provides integrated software and application development, software as a service (SaaS) management, intelligent edge computing and a wide range of sensors and trackers. The stock moved higher early in the quarter based on expectations for strong revenues and earnings. But when the numbers were released later in the quarter, the stock plummeted because Lantronix failed to meet expectations. While we were disappointed with the results, we note that revenues and earnings did in fact increase — albeit modestly. Considering the attractive valuation currently, we’ve maintained our investment in the company.

OUTLOOK

We continue to believe we’re well-positioned because our holdings exhibit some of the highest quality metrics we’ve seen in the Fund’s history. We’re also optimistic that micro- and small-caps may be starting to experience the investment cycle turn in their favor after more than a decade of large-cap leadership.

We think it’s noteworthy that four of the companies in the Fund were acquired in 2023. These acquisitions were all completed at significant premiums to the preceding market prices and therefore contributed meaningfully to 2023 Fund performance. In 2024, we expect several more of our companies to be acquired at premiums advantageous to the Fund. This is because private-equity buyers have been active in the U.S. and Europe — especially in the United Kingdom, where stock valuations are still low in the aftermath of Brexit.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	21.55%	16.83%	11.96%	10.64%

Micro Cap Value (WGMVX) — Institutional	21.40%	16.72%	12.06%	10.69%

Russell Microcap® Index	21.50%	17.78%	6.90%	5.96%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.73% / Institutional Class — Gross: 1.61%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Skyline Champion Corp.	3.9%

HCI Group, Inc.	2.7%

EZCORP, Inc., Class A	2.3%

Veeco Instruments, Inc.	2.1%

ICF International, Inc.	1.9%

Company	% of Net Assets

Red Violet, Inc.	1.9%

ADENTRA, Inc.	1.8%

Granite Construction, Inc.	1.8%

JDC Group AG	1.8%

Landsea Homes Corp.	1.8%

*

As of March 31, 2024, there were 77 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Ryan Snow, Ken Korngiebel and JB Taylor.

Ryan Snow Lead Portfolio Manager	Ken Korngiebel, CFA Lead Portfolio Manager	JB Taylor Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund — Investor Class gained 4.03% for the first quarter but underperformed the benchmark Russell 2000® Growth Index, which rose 7.58%. The broader Russell 2000 Index increased 5.18%. Among sectors, our stock selections in health care and consumer staples contributed to Fund performance relative to the benchmark. Conversely, our selections in information technology and consumer discretionary were disadvantageous.

Generally speaking, we think stocks rose or fell during the quarter based on four main factors: (1) the speculative activity — rather than investment activity — surrounding artificial intelligence (AI) and technology in general, (2) the back-and-forth economic debate over recession, soft landing or continued expansion (3) the resulting outlook for inflation and interest rates and (4) the reporting of revenues and earnings by individual companies.

At Wasatch, the fourth factor is our top priority. But our investment horizon is measured in years, not quarters. So we typically keep our heads down, tune out most of the macro noise and focus on company fundamentals.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance during the first quarter was YETI Holdings, Inc., which designs, markets and distributes drinkware, coolers, and other outdoor and recreational gear. Although YETI’s drinkware segment has performed reasonably well and its rollout of YETI-branded stores has shown promise, strong competitive threats have recently emerged in the drinkware space. So while YETI’s stock price is attractive, we’re maintaining a small position as we weigh whether the company can offset its slowing U.S. growth by successfully expanding internationally.

Clearwater Analytics Holdings, Inc. was also a major detractor. The company develops cloud-native software that allows clients to simplify their investment-accounting operations. Although management projected robust revenue growth of about 18% for the 2024 calendar year, analysts had been hoping for even better growth. As a result, the stock sold off. In our experience, Clearwater’s management team tends to underpromise and then overdeliver. As a result, we bought more shares on the stock-price weakness. And we still expect annual revenue growth to exceed 20% for the next several years.

The top contributor to Fund performance during the first quarter was Medpace Holdings, Inc. The company is a contract research organization (CRO) supplying clinical development services to small biotechnology businesses. Medpace continues to post strong revenue and earnings growth as it provides critical services for its customers. The stock also benefited in the quarter from optimism that lower rates will help biotech companies more easily secure much-needed funding for future clinical development. Although Medpace isn’t a traditional biotech company, we believe it gives us some exposure to the industry without the typically poor cash flows of biotech businesses. Moreover, Medpace has continued to defy the skeptics by generally maintaining strong growth (often in double digits) and healthy fundamentals for years on end — even during several periods when biotech businesses have struggled.

Nova Ltd., a key provider of metrology equipment used in the production of semiconductor chips, was also a meaningful contributor. The company has benefited from surging global chip demand, which has partially resulted from needs related to AI. We own Nova based on our view that the company deploys research and capital wisely — and is well-positioned to introduce new equipment and increase market share over the next several years. This view isn’t predicated on AI trends. So, with AI euphoria becoming heightened, we sold some shares of Nova as a risk-control measure. Because semiconductor producers and related equipment manufacturers typically face cyclical demand, our approach when investing in such companies is to trim our positions on excessive optimism related to the semiconductor cycle and add to our positions on excessive pessimism.

OUTLOOK

With respect to AI, we have no doubt that it will create massive positive changes in economies around the world. And these changes are likely to be even more significant than those created by the internet. But the internet revolution and other technological transformations have led to a myriad of very bad investments (the good ones notwithstanding).

In managing the Wasatch Small Cap Growth Fund, we have three main considerations regarding AI: (1) we want to avoid companies whose business models will be materially disrupted by AI, (2) we’re attracted to companies that will be able to use AI to strengthen their competitive positions and/or reduce costs, and (3) where possible, we’re interested in certain companies directly involved in AI — but we’re cognizant of the potential asymmetric risks and unreasonable valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	16.60%	17.36%	7.96%	8.97%

Small Cap Growth (WIAEX) — Institutional	16.67%	17.45%	8.06%	9.08%

Russell 2000® Growth Index	21.30%	20.35%	7.38%	7.89%

Russell 2000® Index	19.94%	19.71%	8.10%	7.58%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.15% / Institutional Class — Gross: 1.07%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Ensign Group, Inc.	4.2%

HealthEquity, Inc.	4.1%

RBC Bearings, Inc.	3.9%

Medpace Holdings, Inc.	3.7%

BellRing Brands, Inc.	3.6%

Company	% of Net Assets

Nova Ltd.	3.5%

Pinnacle Financial Partners, Inc.	3.5%

Paylocity Holding Corp.	3.2%

SiteOne Landscape Supply, Inc.	3.1%

Globant SA	3.0%

*As

of March 31, 2024, there were 50 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Austin Bone and Jim Larkins.

Austin Bone Lead Portfolio Manager	Jim Larkins Portfolio Manager	OVERVIEW U.S. equities performed well in the first quarter of 2024 as investors grew more optimistic about a potentially ideal scenario of positive economic growth and the beginning of interest-rate cuts by the U.S. Federal Reserve. However, as was the case in 2023, much of the gain came from larger companies, growth stocks and companies considered beneficiaries of the rise in artificial intelligence (AI). On the other hand, the small-cap value category (as represented by the Fund’s benchmark, the Russell 2000® Value Index) trailed the overall market with a return of 2.90%. Although the Index produced lackluster performance during the quarter, the Wasatch Small Cap Value Fund — Investor Class posted a 6.74% gain and comfortably outperformed.

DETAILS OF THE QUARTER

Our tilt toward the higher-growth end of the value category was a key factor in the Fund’s relative strength. One reason for the portfolio’s “growthier” bent is our emphasis on Fallen Angels, our term for growth stocks that have fallen into value territory. This approach helps position the Fund for a wider range of outcomes in the economy and markets, rather than being solely dependent on the direction of the broader value style.

We also benefited from our preference for higher-quality companies, as gauged by metrics such as profitability, return on equity and free cash flow. We steadily built up the portfolio’s quality profile during late 2022 and 2023, and this decision has been a tailwind for performance in recent months. Allison Transmission Holdings, Inc., the Fund’s leading individual contributor for the quarter, was a prime example of a higher-quality stock that outperformed. The company has a strong competitive position that affords it impressive pricing power, a trait we think should hold it in good stead even if the economy begins to slow.

The health-care sector was a notable area of strength for the Fund in the first quarter, led by Viking Therapeutics, Inc. Shares of the company soared in February after its injectable weight-loss drug demonstrated best-in-class efficacy in a mid-stage clinical trial. A separate, early-stage trial testing the safety and tolerability of an orally administered version of the drug also yielded positive data. However, we sold the position on the view that the risk/return profile was no longer favorable.

Outside of health care, Nova Ltd. was a top performer. Nova, which has been held in the Fund for approximately six years, makes equipment that helps semiconductor manufacturers ensure the quality of their chips. The stock has surged recently as the growth of AI has led to improving prospects for companies in the sector.

The consumer-discretionary sector was the Fund’s primary area of weakness during the quarter. Shares of YETI Holdings, Inc., a producer of high-quality coolers and drinkware, slid on concerns about slower consumer spending on higher-ticket items. Similarly, Fox Factory Holding Corp., a producer of components for bicycles and motorized vehicles, lost ground on worries about weaker end markets. SiTime Corp., a semiconductor company whose chips are primarily used in consumer electronics, was also pressured by the prospect of a consumer slowdown.

We’re analyzing each of these companies to make sure their recent stock-price weakness is in fact related to larger macroeconomic issues rather than company-specific developments. As long-term investors, we’ll hold on to a stock during times of cyclical weakness if we have faith that the management teams can guide their companies through the full business cycle. We believe this is a more prudent approach than one that attempts to react to changes in the economic backdrop.

OUTLOOK

Our recent portfolio activity was largely a function of the shifting valuation opportunities across the market. We identified segments in both the portfolio and the broader small-cap space where the risk/return profile became less attractive, and we looked to trim in those areas. Biotechnology stocks were a prime example. We added some biotech holdings in mid-2022 as part of our Fallen Angel strategy, and their prices moved materially higher during the fourth quarter of 2023 and the first three months of 2024. Seeing less potential for upside in these holdings, we closed the positions and rotated the proceeds into areas where we saw more compelling opportunities.

We remain focused on building a balanced portfolio that’s positioned to withstand a wide range of outcomes with respect to the economy, interest rates and other variables that affect the market. This approach is designed to allow stock-picking to drive the portfolio’s performance, which plays to our strength of bottom-up company research. We believe this strategy — rather than one that seeks to anticipate headline events or chase “hot” sectors — helps create the foundation for continued long-term outperformance.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	24.04%	33.07%	11.47%	9.83%

Small Cap Value (WICVX) — Institutional	24.10%	33.18%	11.61%	9.95%

Russell 2000® Value Index	18.60%	18.75%	8.17%	6.87%

Russell 2000® Index	19.94%	19.71%	8.10%	7.58%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.18% / Institutional Class — Gross: 1.07%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kadant, Inc.	3.1%

Ensign Group, Inc.	2.9%

Innospec, Inc.	2.7%

National Storage Affiliates Trust	2.7%

Pinnacle Financial Partners, Inc., Class A	2.7%

Company	% of Net Assets

Valvoline, Inc.	2.7%

Magnolia Oil & Gas Corp.	2.5%

Skyline Champion Corp.	2.5%

Allison Transmission Holdings, Inc.	2.4%

Bank OZK	2.4%

*As

of March 31, 2024, there were 59 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

The benchmark Russell 2000® Growth Index rose 7.58% for the first quarter of 2024. The Wasatch Ultra Growth Fund — Investor Class lagged the benchmark with a total return of 6.14%.

Information technology was the Fund’s main source of underperformance relative to the benchmark. The Fund also underperformed in the financials and consumer-discretionary sectors.

Health care, driven by biotechnology, was the Fund’s biggest source of strength against the benchmark. Small biotechnology firms saw their stocks languish over the past couple of years as rising interest rates made the future cash flows of these businesses less valuable in the present. Instead of abandoning the industry, however, we maintained our conviction in the companies we owned. Our patience was rewarded during the first quarter, as easing interest-rate pressures and positive company fundamentals enabled the Fund’s biotech holdings to far outpace the biotech positions in the Index.

Wasatch’s long-term, fundamentals-based approach also paid off in consumer staples, another area in which the Fund outperformed in the quarter.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was Viking Therapeutics, Inc. A clinical-stage biopharmaceutical firm, Viking develops therapies for metabolic and endocrine disorders. Shares of the company soared in February after its injectable weight-loss drug demonstrated best-in-class efficacy in a mid-stage clinical trial. A separate, early-stage trial testing the safety and tolerability of an orally administered version of the drug also yielded positive data. A successful oral treatment would be a game changer in a multibillion-dollar industry. We believe these results make Viking a potentially attractive target for acquisition by a larger company.

Freshpet Inc., a consumer-staples holding, was also a top contributor. The company sells fresh, refrigerated meals and treats for dogs and cats. Freshpet’s stock moved sideways for most of 2022 and 2023 as the company grappled with a series of operational setbacks. Believing these challenges were temporary, we continued to own Freshpet at a significant weight in the Fund. Signs emerged last October that the company’s business strategy was working, and the stock has risen steadily since then. Earnings and revenues topped estimates in Freshpet’s most recently reported quarter as market-share gains drove volume growth of 25% and as scale efficiencies lowered costs.

The greatest detractor from Fund performance for the quarter was MarketAxess Holdings Inc. Specializing in global fixed-income securities, the company operates an electronic trading platform for institutional investors and broker-dealers. As MarketAxess upgrades its platform, the company is incurring expenses that haven’t yet produced benefits. Meanwhile, lower levels of volatility in the bond market during recent months have reduced trading volumes and weighed on the company’s stock price. We believe these circumstances warrant patience, and we are maintaining the Fund’s position. Once the upgrade is completed, we believe MarketAxess will be able to grow its revenues and earnings at attractive rates.

Another significant detractor was Five9, Inc., which offers cloud-based software to help contact centers more efficiently interact with customers and prospects. We own the company for its competitive advantages in a “remote” world where contact centers are strategically more important as the key points of customer engagement. Even with its growth rate slowing somewhat, Five9 has continued to generate strong operating results. We think the stock was down primarily on investor concerns that artificial intelligence (AI) may pose a threat to the company. But Five9 is already using AI to help with some interactions, and the results have been positive. As part of our ongoing research, we’re analyzing both sides of the AI debate and how our companies could be affected by AI over the long term.

OUTLOOK

The full significance of AI for society, the economy and the stock market has yet to be revealed. Like most new technologies, AI is a double-edged sword. While there will undoubtedly be many winners, some companies will see their businesses disrupted. For that reason, we’ve been adding to positions in companies providing tangible products — such as pet food and swimming pool supplies — which can’t be replaced with a digital substitute. Staying mindful of both offensive and defensive opportunities for the Fund has been a theme for us as we seek to navigate technological change.

With an economic soft landing now the consensus, predictions of impending recession appear to have been proven incorrect. Even so, everything is always fine until it isn’t. Rather than try to predict economic cycles, we look for companies that can take market share and grow their businesses during both good times and bad. In doing so, we seek to position the Fund for a range of economic outcomes and generate favorable investment performance over the long term.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	26.94%	18.38%	9.89%	11.89%

Ultra Growth (WGMCX) — Institutional	27.04%	18.58%	10.01%	11.95%

Russell 2000® Growth Index	21.30%	20.35%	7.38%	7.89%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.23% / Institutional Class — Gross: 1.08%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Freshpet, Inc.	4.3%

Paylocity Holding Corp.	3.4%

Intra-Cellular Therapies, Inc.	3.3%

HealthEquity, Inc.	3.2%

Balchem Corp.	2.8%

Company	% of Net Assets

PDF Solutions, Inc.	2.7%

Nova Ltd.	2.6%

Inspire Medical Systems, Inc.	2.4%

Monday.com Ltd.	2.4%

Trex Co., Inc.	2.4%

*As

of March 31, 2024, there were 66 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch U.S. Select Fund is managed by a team of Wasatch portfolio managers led by Mike Valentine, Paul Lambert, Austin Bone and Mick Rasmussen.

Mike Valentine Portfolio Manager Austin Bone Portfolio Manager	Paul Lambert Portfolio Manager Mick Rasmussen Portfolio Manager

OVERVIEW

During the first quarter of 2024, the Wasatch U.S. Select Fund — Investor Class gained 6.11%, underperforming the benchmark Russell 3000® Growth Index, which was up 11.23%.

Our stock selection in the information-technology (IT) and financials sectors detracted most from the Fund’s performance relative to its benchmark. Conversely, the Fund’s holdings in the health-care and consumer-discretionary sectors contributed to relative results.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance during the first quarter was MarketAxess Holdings, Inc., which offers an electronic trading platform that we believe is pivotal for delivering efficiency, liquidity and cost savings to clients operating in global fixed-income markets. After a strong finish in 2023, the stock declined at the beginning of this year due to some concerns about potential market-share losses. Nevertheless, we believe our investment thesis remains on track. We don’t think the recent competitive challenges will materially impact the company’s ability to grow its global fixed-income trading business over the long term. And we’re especially excited about the revenue potential of some new services that help clients optimize operations and data flow.

Discount retailer Five Below, Inc. also detracted. Shares slid after the company announced earnings-per-share growth that fell short of consensus expectations. The company also lowered 2024 full-year earnings guidance. The earnings miss and lower guidance were due largely to increased “shrink,” or stolen goods, from Five Below’s stores and to extra costs Five Below will undertake to mitigate shrink in the future. The company’s management team had communicated previously about issues around shrink, and we believe the higher expenses will be transitory. Over the long term, we continue to like the company. New stores continue to be very profitable, and we anticipate an acceleration in openings next year.

The top contributor to Fund performance during the first quarter was HealthEquity, Inc., the largest U.S. non-bank custodian for health savings accounts (HSAs). The stock was down late last year because investors were expecting an environment of lower interest rates that would decrease income from money held on deposit for HealthEquity customers. During the first quarter, the stock climbed based on strong revenue and earnings growth — and we think the company’s annual growth rates could remain in the double digits for the next several years.

Another substantial contributor was Medpace Holdings, Inc. The company is a contract research organization (CRO) supplying clinical development services to small biotechnology businesses. Medpace continues to post strong revenue and earnings growth as it provides critical services for its customers. The stock also benefited in the quarter from optimism that lower rates will help biotech companies more easily secure much-needed funding for future clinical development. Although Medpace isn’t a traditional biotech company, we believe it gives us some exposure to the industry without the typically poor cash flows of biotech businesses. Moreover, Medpace has continued to defy the skeptics by generally maintaining strong growth (often in double digits) and healthy fundamentals for years on end — even during several periods when biotech businesses have struggled.

OUTLOOK

Artificial intelligence (AI), and technology more broadly, drove much of the market returns during the first quarter. With respect to AI, we have no doubt that it will create massive positive changes. And these changes are likely to be even more significant than those created by the internet. But the internet revolution and other technological transformations have also led to some very bad investments (the good ones notwithstanding).

In managing the Fund, we have three main considerations regarding AI: (1) we want to avoid companies whose business models will be materially disrupted by AI, (2) we’re attracted to companies that will be able to use AI to strengthen their competitive positions and/or reduce costs, and (3) where possible, we’re interested in certain companies directly involved in AI — but we’re cognizant of the potential asymmetric risks and unreasonable valuations.

While we continue to analyze how AI may transform or disrupt companies, we’re keeping our focus on other company fundamentals as well. For the most part, our companies issued strong earnings reports for the fourth quarter of 2023. And we generally project double-digit growth rates for the 2024 calendar year. Considering these projections and the reasonable valuations we’re finding among small-caps — on an absolute basis and relative to large-caps — we’re optimistic regarding investment performance going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 6/13/2022

U.S. Select Fund (WAUSX) — Investor	23.70%	26.74%	24.98%

U.S. Select Fund (WGUSX) — Institutional	23.74%	26.89%	25.12%

Russell 3000® Growth Index	26.90%	37.95%	29.54%

Russell Midcap® Growth Index	25.42%	26.28%	25.07%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch U.S. Select Fund are Investor Class — Gross: 4.56%, Net: 1.02% / Institutional Class — Gross: 2.46%, Net: 0.87%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Amphenol Corp., Class A	4.4%

HealthEquity, Inc.	4.3%

Roper Technologies, Inc.	4.2%

AMETEK, Inc.	4.1%

Copart, Inc.	4.1%

Company	% of Net Assets

Ensign Group, Inc.	3.9%

Valvoline, Inc.	3.5%

HEICO Corp., Class A	3.3%

ICON PLC	3.3%

Hamilton Lane, Inc., Class A	3.2%

*As

of March 31, 2024, there were 34 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: June 13, 2022. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2024 (Unaudited)

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

DETAILS OF THE QUARTER

Long-term Treasury bond yields increased to 4.34% in 2024’s first quarter. Various tracking models indicated that growth in real GDP slowed compared to the fourth quarter, and key measures of inflation continued to slow. Typically, such a pattern in these key macro-indicators would have coincided with lower Treasury bond yields. However, U.S. Federal Reserve (Fed) Chair Jerome Powell said that inflation wasn’t close enough to their 2% target to permit an easing of monetary policy. With other Fed officials advocating a similar policy approach, bond market sentiment was negative, and bond yields rose.

The Wasatch-Hoisington U.S. Treasury Fund, which invests in long-dated U.S. Treasury securities, returned -4.62% for 2024’s first quarter, compared with -0.78% for the Bloomberg US Aggregate Bond Index.

OVERVIEW

Fiscal policy is now entering a new phase. Due to the emergence of negative net national saving (NNNS), the law of diminishing returns can no longer capture the harmful effect of debt on economic growth. This new analytical framework indicates that the pronounced downward trend in the standard of living growth rate, evident since the 1970s, is likely to persist.

The aggregate production function, an important economic concept, combines technology with the three production factors (land, labor and capital) to determine real economic growth. From this function, we derive the law of diminishing returns. This law reveals that the overuse of any factor of production will eventually result in lower output, which is a physical concept. Initially, an increase in a production factor will increase output. However, continued inputs of the same factor will result in no new output, and its continued overuse will eventually result in declining output. As such, overuse of one of the factors of production leads to diminishing marginal revenue product, where overuse of a given factor of production will eventually result in a declining amount of output.

Scholars have found that overusing debt impedes economic growth when gross government debt as a percentage of GDP generally exceeds 80–90%. After a short-run benefit,

debt overuse triggers the law of diminishing returns. Now, another unprecedented economic factor has been adding restraint: The U.S. now has negative net national savings NNNS. This will lead to economic stagnation. An often-made presumption is that technology will bail out the economy. Technology boosts economic growth by increasing capital stock and making labor and natural resources more productive. This presumption is rendered moot if NNS is negative. It’s probably why Fed Chair Powell stated that “fiscal policy is not sustainable.” During periods of NNNS, ceteris paribus (all other things being equal), a growth standstill would reinforce disinflationary conditions, pending the actions of the Fed. Faster money growth would result in accelerating inflation but wouldn’t eliminate the problem of NNNS. In this case, prices and nominal GDP would rise for a short period, but the Fed’s actions wouldn’t boost the trend rate of growth in real GDP.

In dating business cycles, the National Bureau of Economic Research (NBER) gives equal weight to nonfarm payroll employment and household employment since they often, as now, diverge. We averaged the two, weighted by the weekly hours worked from the payroll survey. This new indicator increased 0.6% in the first quarter versus a year ago, down from increases of 1.4% in 2023 and 0.9% the year prior to the pandemic.

OUTLOOK

Some contend fiscal policy will dominate monetary policy in the post-Covid economy. Due to the outlook for many years of large budget deficits, this view means that monetary policy actions will be incapable of containing inflation at a pace close to the Fed’s target. But, unless the Fed abandons its inflation mandate, for which the Fed Chair recently said there is “no wiggle room,” the vast deficits will have the perverse impact of restraining growth and disinflating the economy as NNNS prevails.

The contractionary effects of monetary policy and the de-facto NNNS policy stance of fiscal policy are already slowing inflation and growth. A sharp 7% rate of decline in vehicle sales in the first quarter is a sign that the deflationary trend in big-ticket consumer-goods prices is more likely to gather speed than reverse. The inflation rate will likely undershoot the Fed’s target, and the unemployment rate will move higher than the Fed anticipated. Inflation and unemployment are lagging indicators, and much of their cyclicality occurs after, not before, recessions end. This declining inflation environment will continue to bring down inflationary expectations and long-term Treasury bond yields.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2024 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

U.S. Treasury Fund	8.70%	-8.96%	-4.17%	0.71%

Bloomberg US Aggregate Bond Index	5.99%	1.70%	0.36%	1.54%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2024 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.70%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	% of Net Assets

U.S. Treasury Bond, 1.875%, 11/15/2051	30.2%

U.S. Treasury Bond, 1.375%, 8/15/2050	22.1%

U.S. Treasury Strip Principal, 0.000%, 8/15/2047	20.1%

Holding	% of Net Assets

U.S. Treasury Bond, 1.250%, 5/15/2050	16.2%

U.S. Treasury Strip Principal, 2.000%, 8/15/2051	5.5%

U.S. Treasury Strip Principal, 3.625%, 5/15/2053	5.4%

*As

of March 31, 2024, there were 6 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions	MARCH 31, 2024 (Unaudited)

DEFINITIONS OF FINANCIAL TERMS

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The capital stock of a country indicates the level of production that the country can carry out at any given point in time. It’s a measure of a nation’s wealth that expectedly increases as a country develops and grows richer.

Diversification is a strategy that mixes a variety of investments within a portfolio in an attempt to reduce risk. Diversification does not eliminate the risk of experiencing investment losses.

Dividend yield is a company’s annual dividend payment divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Free cash flow is a measure of a company’s financial health. It represents the cash a company generates after accounting for cash outflows that support operations and maintain capital assets.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

Marginal revenue product (MRP) is the marginal revenue created by the addition of one unit of resource. MRP is calculated by multiplying the marginal physical product (MPP) of the resource by the marginal revenue (MR) generated.

Net interest margin (NIM) is a measure of a financial firm’s profitability. NIM compares the net interest income a financial firm generates from credit products like loans and mortgages with the interest it pays holders of savings accounts and certificates of deposit.

Net national savings (NNS) is equal to gross national savings less the value of consumption of fixed capital.

Return on equity (ROE) measures a company’s efficiency in generating profits from shareholders’ equity.

Revenue growth is the increase in a company’s revenues over a specified period of time, not necessarily one year.

Valuation is the process of determining the current worth of an asset or company.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS)

(agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The FTSE U.S. 3-Month Treasury Bill Index measures monthly return equivalents of yield averages not marked to market. The 3-Month Treasury Bill indexes consist of the last three 3-month Treasury bill issues.

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 24 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Mid Cap Growth Index is an unmanaged index capturing mid-cap securities exhibiting growth style characteristics across developed and emerging countries.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries.

The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The index covers about 85% of this China equity universe. Currently, the index includes large-cap A and mid-cap A shares represented at 20% of their free float adjusted market capitalization.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. This index is a free float adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI EAFE Mid Cap Growth Index is an unmanaged index capturing mid-cap securities exhibiting growth style characteristics across developed markets around the world, excluding the U.S. and Canada.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging-market countries.

The MSCI Emerging Markets Mid Cap Growth Index measures the equity market performance of mid-cap securities exhibiting growth style characteristics in emerging-market countries.

Wasatch Funds Management Discussions	MARCH 31, 2024 (Unaudited)

INDEX DESCRIPTIONS AND DISCLOSURES (continued)

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 24 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free float adjusted market capitalization.

The MSCI World ex USA Small Cap Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of small-capitalization securities in developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index is a market-cap weighted index that includes the smallest 2,500 small-and mid-cap stocks covered in the broad-based Russell 3000 of U.S.-based listed equities.

The Russell 3000 Growth Index measures the performance of Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is constructed to provide a barometer of the broad growth market.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

The Russell Microcap Growth Index is an unmanaged total return index measuring the performance of the micro-cap growth segment of the U.S. equity market.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Pertaining to the use of Russell information. The Wasatch Funds have been developed solely by Wasatch Global Investors. The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell Indexes used in these materials vest in the relevant LSE Group company which owns the Index. “Russell®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. TMX® is a trademark of TSX, Inc. and used by the LSE Group under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Wasatch Funds or the suitability of the Index for the purpose to which it is being put by Wasatch Global Investors.

You cannot invest directly in these or any indexes.

Wasatch Funds

Operating Expenses

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2023	End of Period March 31, 2024
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,223.70	$6.50	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.91	1.17%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,224.40	$5.84	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,082.20	$7.81	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,082.70	$7.13	1.37%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.91	1.37%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,095.00	$7.12	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.86	1.36%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,096.00	$5.87	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.40	$5.65	1.12%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,092.90	$10.31	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.15	$9.92	1.97%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,091.60	$9.46	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.95	$9.12	1.81%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,157.30	$11.65	2.16%
Hypothetical (5% before expenses)	$1,000.00	$1,014.20	$10.88	2.16%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,158.10	$10.57	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.20	$9.87	1.96%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,160.40	$8.16	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.62	1.51%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,161.40	$7.29	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
Global Select Fund — Investor Class
Actual	$1,000.00	$1,176.40	$7.40	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.86	1.36%
Global Select Fund — Institutional Class
Actual	$1,000.00	$1,177.40	$5.23	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.85	0.96%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,110.90	$5.80	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,113.20	$5.02	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Greater China Fund — Investor Class
Actual	$1,000.00	$918.00	$7.24	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.62	1.51%
Greater China Fund — Institutional Class
Actual	$1,000.00	$917.60	$6.04	1.26%
Hypothetical (5% before expenses)	$1,000.00	$1,018.70	$6.36	1.26%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,097.70	$7.97	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.67	1.52%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,098.60	$7.14	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.86	1.36%

MARCH 31, 2024 (Unaudited)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2023	End of Period March 31, 2024
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,136.00	$10.89	2.04%
Hypothetical (5% before expenses)	$1,000.00	$1,014.80	$10.28	2.04%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,141.30	$10.49	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.20	$9.87	1.96%
International Select Fund — Investor Class
Actual	$1,000.00	$1,141.50	$7.12	1.33%
Hypothetical (5% before expenses)	$1,000.00	$1,018.35	$6.71	1.33%
International Select Fund — Institutional Class
Actual	$1,000.00	$1,143.80	$4.98	0.93%
Hypothetical (5% before expenses)	$1,000.00	$1,020.35	$4.70	0.93%
Long/Short Alpha Fund — Investor Class
Actual	$1,000.00	$1,262.60	$13.24	2.34%
Hypothetical (5% before expenses)	$1,000.00	$1,013.30	$11.78	2.34%
Long/Short Alpha Fund — Institutional Class
Actual	$1,000.00	$1,263.20	$12.22	2.16%
Hypothetical (5% before expenses)	$1,000.00	$1,014.20	$10.88	2.16%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$1,248.80	$9.39	1.67%
Hypothetical (5% before expenses)	$1,000.00	$1,016.65	$8.42	1.67%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$1,250.40	$9.00	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$1,215.50	$9.58	1.73%
Hypothetical (5% before expenses)	$1,000.00	$1,016.35	$8.72	1.73%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,214.00	$8.86	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,166.00	$6.34	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.91	1.17%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,166.70	$5.69	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,240.40	$6.61	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$5.96	1.18%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,241.00	$5.94	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.35	1.06%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$1,269.40	$7.09	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$1,270.40	$6.02	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.35	1.06%
U.S. Select Fund — Investor Class
Actual	$1,000.00	$1,237.00	$5.59	1.00%
Hypothetical (5% before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
U.S. Select Fund — Institutional Class
Actual	$1,000.00	$1,237.40	$4.75	0.85%
Hypothetical (5% before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
U.S. Treasury Fund — Investor Class
Actual	$1,000.00	$1,087.00	$3.86	0.74%
Hypothetical (5% before expenses)	$1,000.00	$1,021.30	$3.74	0.74%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366).

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Apparel Retail 0.3%
147,185	Boot Barn Holdings, Inc.*	$14,004,653

	Application Software 9.2%
5,438,160	Clearwater Analytics Holdings, Inc., Class A*	96,201,051
739,021	Five9, Inc.*	45,900,594
1,202,347	Guidewire Software, Inc.*	140,325,918
2,399,884	PowerSchool Holdings, Inc., Class A*	51,093,530
1,317,392	Q2 Holdings, Inc.*	69,242,124

		402,763,217

	Asset Management & Custody Banks 4.9%
1,362,771	Cohen & Steers, Inc.	104,783,462
960,679	Hamilton Lane, Inc., Class A	108,326,164

		213,109,626

	Automotive Parts & Equipment 2.1%
668,749	Fox Factory Holding Corp.*	34,821,760
1,061,875	XPEL, Inc.*	57,362,488

		92,184,248

	Automotive Retail 3.3%
3,240,033	Valvoline, Inc.*	144,408,271

	Broadline Retail 1.3%
727,489	Ollie’s Bargain Outlet Holdings, Inc.*	57,886,300

	Building Products 4.5%
334,942	CSW Industrials, Inc.	78,577,393
1,179,207	Trex Co., Inc.*	117,625,898

		196,203,291

	Cargo Ground Transportation 1.8%
131,520	Saia, Inc.*	76,939,200

	Distributors 2.6%
278,926	Pool Corp.	112,546,641

	Electronic Equipment & Instruments 2.2%
558,248	Novanta, Inc.*	97,565,003

	Electronic Manufacturing Services 1.7%
402,869	Fabrinet*	76,150,298

	Environmental & Facilities Services 1.0%
450,147	Casella Waste Systems, Inc., Class A*	44,506,034

	Financial Exchanges & Data 4.9%
378,561	MarketAxess Holdings, Inc.	82,999,499
340,416	Morningstar, Inc.	104,974,082
4,041,002	Open Lending Corp., Class A*	25,296,673

		213,270,254

Shares		Value

	Health Care Equipment 1.8%
257,194	Inspire Medical Systems, Inc.*	$55,242,699
1,159,877	Silk Road Medical, Inc.*	21,248,947

		76,491,646

	Health Care Facilities 2.6%
927,653	Ensign Group, Inc.	115,418,586

	Health Care Technology 1.2%
3,001,860	Certara, Inc.*	53,673,257

	Home Furnishing Retail 1.1%
3,113,697	Arhaus, Inc.‡‡	47,919,797

	Home Improvement Retail 1.6%
538,561	Floor & Decor Holdings, Inc., Class A*	69,808,277

	Homebuilding 1.0%
168,136	Installed Building Products, Inc.	43,501,827

	Human Resource & Employment Services 2.6%
652,932	Paylocity Holding Corp.*	112,212,894

	Industrial Machinery & Supplies & Components 6.9%
933,399	Helios Technologies, Inc.	41,713,601
341,194	Kadant, Inc.	111,945,752
535,815	RBC Bearings, Inc.*	144,857,585

		298,516,938

	Insurance Brokers 0.9%
618,993	Goosehead Insurance, Inc., Class A*	41,237,314

	Investment Banking & Brokerage 1.9%
1,458,222	Moelis & Co., Class A	82,783,263

	IT Consulting & Other Services 2.4%
525,853	Globant SA*	106,169,721

	Leisure Products 0.9%
960,913	YETI Holdings, Inc.*	37,043,196

	Life Sciences Tools & Services 4.5%
311,394	ICON PLC*	104,612,814
222,760	Medpace Holdings, Inc.*	90,028,454

		194,641,268

	Managed Health Care 3.6%
1,924,437	HealthEquity, Inc.*	157,091,792

	Other Specialty Retail 2.2%
525,271	Five Below, Inc.*	95,273,654

	Packaged Foods & Meats 1.5%
564,868	Freshpet, Inc.*	65,445,607

	Personal Care Products 2.0%
1,501,376	BellRing Brands, Inc.*	88,626,225

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Pharmaceuticals 1.2%
729,060	Intra-Cellular Therapies, Inc.*	$50,450,952

	Regional Banks 2.9%
1,730,893	Bank OZK	78,686,396
546,048	Pinnacle Financial Partners, Inc.	46,894,602

		125,580,998

	Research & Consulting Services 1.0%
281,114	ICF International, Inc.	42,344,202

	Self-Storage REITs 2.5%
2,770,948	National Storage Affiliates Trust	108,510,324

	Semiconductor Materials & Equipment 2.1%
508,038	Nova Ltd.*	90,115,780

	Specialized Consumer Services 0.9%
5,006,620	Mister Car Wash, Inc.*	38,801,305

	Specialty Chemicals 5.1%
754,462	Balchem Corp.	116,903,887
806,843	Innospec, Inc.	104,034,336

		220,938,223

	Systems Software 1.4%
228,372	CyberArk Software Ltd.*	60,662,454

	Trading Companies & Distributors 0.8%
198,523	SiteOne Landscape Supply, Inc.*	34,652,190

	Transaction & Payment Processing Services 2.0%
1,335,134	Shift4 Payments, Inc., Class A*	88,212,303

	Total Common Stocks (cost $2,939,949,906)	4,287,661,029

Shares		Value

	WARRANTS 0.0%

	Insurance Brokers 0.0%
540,000	Hagerty, Inc., expiring 12/2/2026* *** §§	$842,400

	Total Warrants (cost $1,859,172)	842,400

	Total Investments (cost $2,941,809,078) 98.4%	4,288,503,429

	Other Assets less Liabilities 1.6%	69,527,885

	Net Assets 100.0%	$4,358,031,314

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

‡‡Affiliated company (see Note 8).

§§The aggregate value of illiquid holdings at March 31, 2024 amounted to approximately $842,400 and represented 0.02% of net assets.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Core Growth Fund’s investments were in the following countries:

Country	%
Ireland	2.4
Israel	3.5
United States	94.1

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.3%

	Apparel Retail 8.3%
1,015,924	Trent Ltd.	$48,221,595

	Automotive Parts & Equipment 1.6%
211,980	Tube Investments of India Ltd.	9,519,962

	Commodity Chemicals 4.4%
2,630,974	Berger Paints India Ltd.	18,123,466
152,663	Supreme Industries Ltd.	7,761,950

		25,885,416

	Construction Machinery & Heavy Transportation Equipment 2.1%
721,977	Action Construction Equipment Ltd.	12,382,826

	Consumer Finance 13.7%
584,448	Bajaj Finance Ltd.	51,033,300
1,875,102	Cholamandalam Investment & Finance Co. Ltd.	26,111,143
371,881	Five-Star Business Finance Ltd.*	3,216,615

		80,361,058

	Diversified Banks 9.3%
2,146,837	HDFC Bank Ltd.	37,435,706
797,718	Kotak Mahindra Bank Ltd.	17,138,187

		54,573,893

	Diversified Chemicals 1.0%
153,633	Pidilite Industries Ltd.	5,557,150

	Food Retail 4.0%
430,659	Avenue Supermarts Ltd.*	23,406,626

	Footwear 0.2%
351,318	Campus Activewear Ltd.*	906,698

	Health Care Facilities 2.3%
1,311,036	Max Healthcare Institute Ltd.	12,929,914
48,553	Rainbow Children’s Medicare Ltd.	757,153

		13,687,067

	Health Care Services 8.8%
849,097	Dr. Lal PathLabs Ltd.	23,085,761
3,670,860	Vijaya Diagnostic Centre Pvt. Ltd.	28,086,564

		51,172,325

	Heavy Electrical Equipment 0.5%
267,070	Elecon Engineering Co. Ltd.	3,043,828

	Industrial Machinery & Supplies & Components 8.4%
6,808,323	Elgi Equipments Ltd.	49,190,889

	Interactive Media & Services 2.9%
253,535	Info Edge India Ltd.	17,037,878

Shares		Value

	IT Consulting & Other Services 10.4%
426,948	LTIMindtree Ltd.	$25,371,711
733,387	Persistent Systems Ltd.	35,180,338

		60,552,049

	Life Sciences Tools & Services 5.7%
803,380	Divi’s Laboratories Ltd.	33,251,559

	Metal, Glass & Plastic Containers 0.4%
260,332	Mold-Tek Packaging Ltd.	2,442,802

	Regional Banks 5.3%
4,510,234	AU Small Finance Bank Ltd.	30,684,981

	Research & Consulting Services 4.3%
377,094	L&T Technology Services Ltd.	24,865,022

	Restaurants 0.5%
1,666,393	Devyani International Ltd.*	3,019,343

	Soft Drinks & Non-Alcoholic Beverages 0.5%
177,316	Varun Beverages Ltd.	2,980,066

	Specialty Chemicals 3.2%
464,623	Asian Paints Ltd.	15,856,349
55,655	Fine Organic Industries Ltd.	2,699,128

		18,555,477

	Steel 0.5%
164,968	APL Apollo Tubes Ltd.	2,968,452

	Systems Software 1.0%
65,345	Tata Elxsi Ltd.	6,113,852

	Total Common Stocks (cost $357,728,724)	580,380,814

	Total Investments (cost $357,728,724) 99.3%§	580,380,814

	Other Assets less Liabilities 0.7%	4,255,936

	Net Assets 100.0%	$584,636,750

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 98.85%.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Emerging India Fund’s investments were in the following countries:

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Airport Services 2.0%
560,345	Grupo Aeroportuario del Pacifico SAB de CV, Class B	$9,099,533

	Apparel Retail 3.1%
298,794	Trent Ltd.	14,182,481

	Broadline Retail 7.8%
23,644	MercadoLibre, Inc.*	35,748,782

	Consumer Finance 8.2%
358,805	Bajaj Finance Ltd.	31,330,423
426,412	Cholamandalam Investment & Finance Co. Ltd.	5,937,866

		37,268,289

	Diversified Banks 12.6%
1,365,774	HDFC Bank Ltd.	23,815,834
2,805,385	NU Holdings Ltd., Class A*	33,468,243

		57,284,077

	Diversified Chemicals 0.9%
107,784	Pidilite Industries Ltd.	3,898,719

	Drug Retail 3.8%
3,190,863	Raia Drogasil SA	17,413,152

	Electrical Components & Equipment 9.3%
432,765	Voltronic Power Technology Corp.	22,176,781
2,674,902	WEG SA	20,373,501

		42,550,282

	Electronic Equipment & Instruments 0.5%
59,430	Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	2,262,755

	Health Care Equipment 0.5%
56,092	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,184,402

	Health Care Facilities 2.6%
1,180,767	Max Healthcare Institute Ltd.	11,645,154

	Health Care Services 1.9%
322,919	Dr. Lal PathLabs Ltd.	8,779,716

	Industrial Machinery & Supplies & Components 3.3%
342,691	Airtac International Group	11,992,874
221,222	Techtronic Industries Co. Ltd.	2,998,844

		14,991,718

	Interactive Home Entertainment 2.8%
234,110	Sea Ltd., ADR*	12,574,048

	Interactive Media & Services 1.6%
186,300	Tencent Holdings Ltd.	7,231,208

	IT Consulting & Other Services 6.0%
135,564	Globant SA*	27,370,372

	Life Sciences Tools & Services 4.1%
360,879	Divi’s Laboratories Ltd.	14,936,629
270,938	Hangzhou Tigermed Consulting Co. Ltd., Class A	1,992,453
895,313	Wuxi Biologics Cayman, Inc.*	1,635,766

		18,564,848

Shares		Value

	Property & Casualty Insurance 1.8%
709,327	Qualitas Controladora SAB de CV	$8,254,041

	Regional Banks 2.4%
1,612,909	AU Small Finance Bank Ltd.	10,973,285

	Restaurants 1.5%
565,400	Meituan, Class B*	6,992,643

	Semiconductor Materials & Equipment 5.7%
93,950	Lasertec Corp.	25,942,066

	Semiconductors 10.5%
178,883	ASPEED Technology, Inc.	18,612,976
81,845	LEENO Industrial, Inc.	15,533,071
1,318,836	Silergy Corp.	13,516,591

		47,662,638

	Specialized Finance 2.5%
2,141,944	Chailease Holding Co. Ltd.	11,511,690

	Specialty Chemicals 1.9%
258,244	Asian Paints Ltd.	8,813,182

	Systems Software 0.5%
25,338	Tata Elxsi Ltd.	2,370,691

	Transaction & Payment Processing Services 1.4%
442,208	Dlocal Ltd.*	6,500,458

	Total Common Stocks (cost $443,470,987)	452,070,230

	Total Investments (cost $443,470,987) 99.2%§	452,070,230

	Other Assets less Liabilities 0.8%	3,710,845

	Net Assets 100.0%	$455,781,075

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 63.21%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Emerging Markets Select Fund’s investments were in the following countries:

Country	%
Brazil	15.8
China	4.9
Hong Kong	0.7
India	30.2
Japan	5.7
Mexico	3.9
Singapore	2.8
South Korea	3.4
Taiwan	17.2
United States	14.0
Uruguay	1.4

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.5%

	Airport Services 1.2%
397,425	Grupo Aeroportuario del Centro Norte SAB de CV	$3,925,064

	Apparel Retail 5.2%
375,686	Trent Ltd.	17,832,218

	Application Software 0.5%
73,965	Text SA	1,666,587

	Commercial & Residential Mortgage Finance 0.9%
203,810	Aavas Financiers Ltd.*	3,228,520

	Commodity Chemicals 1.4%
681,024	Berger Paints India Ltd.	4,691,234

	Communications Equipment 2.0%
481,000	Accton Technology Corp.	6,958,708

	Construction Machinery & Heavy Transportation Equipment 2.2%
438,262	Action Construction Equipment Ltd.	7,516,752

	Consumer Finance 2.8%
502,418	Five-Star Business Finance Ltd.*	4,345,706
8,177,288	Ngern Tid Lor PCL	5,020,110

		9,365,816

	Diversified Support Services 2.2%
9,045,400	Frontken Corp. Bhd.	7,415,202

	Drug Retail 5.0%
254,510	Clicks Group Ltd.	3,979,037
1,864,668	Raia Drogasil SA	10,175,851
510,579	Yifeng Pharmacy Chain Co. Ltd., Class A	2,813,767

		16,968,655

	Electrical Components & Equipment 6.0%
395,863	Voltronic Power Technology Corp.	20,285,760

	Electronic Components 0.9%
368,000	Sinbon Electronics Co. Ltd.	3,173,653

	Electronic Equipment & Instruments 1.8%
761,616	Chroma ATE, Inc.	6,068,464

	Electronic Manufacturing Services 2.3%
41,241	Fabrinet*	7,795,374

	Health Care Facilities 1.6%
8,626,400	Mitra Keluarga Karyasehat Tbk. PT	1,490,781
249,397	Rainbow Children’s Medicare Ltd.	3,889,186

		5,379,967

	Health Care Services 2.1%
201,634	Dr. Lal PathLabs Ltd.	5,482,147
233,014	Vijaya Diagnostic Centre Pvt. Ltd.	1,782,842

		7,264,989

Shares		Value

	Heavy Electrical Equipment 1.3%
382,152	Elecon Engineering Co. Ltd.	$4,355,430

	Home Improvement Retail 1.2%
13,000,595	Wilcon Depot, Inc.*	4,111,902

	Human Resource & Employment Services 1.1%
5,139	Benefit Systems SA	3,636,345

	Industrial Machinery & Supplies & Components 5.0%
195,500	Airtac International Group	6,841,752
1,404,321	Elgi Equipments Ltd.	10,146,375

		16,988,127

	Interactive Media & Services 4.0%
3,416,426	Baltic Classifieds Group PLC	9,687,216
57,878	Info Edge India Ltd.	3,889,476

		13,576,692

	IT Consulting & Other Services 12.8%
921,900	FPT Corp.	4,331,573
95,972	Globant SA*	19,376,747
409,978	Persistent Systems Ltd.	19,666,512

		43,374,832

	Life & Health Insurance 0.6%
328,623	Discovery Ltd.	2,093,020

	Metal, Glass & Plastic Containers 0.5%
164,244	Mold-Tek Packaging Ltd.	1,541,169

	Multi-Line Insurance 1.1%
87,190	Co. for Cooperative Insurance	3,765,661

	Oil & Gas Refining & Marketing 1.1%
84,943	Aldrees Petroleum & Transport Services Co.	3,880,563

	Packaged Foods & Meats 0.6%
7,083,601	Cisarua Mountain Dairy Tbk. PT	2,189,192

	Personal Care Products 1.3%
331,107	Proya Cosmetics Co. Ltd., Class A	4,397,076

	Property & Casualty Insurance 5.5%
1,612,284	Qualitas Controladora SAB de CV	18,761,246

	Regional Banks 6.6%
2,130,467	AU Small Finance Bank Ltd.	14,494,445
791,362	Regional SAB de CV	7,821,061

		22,315,506

	Research & Consulting Services 4.3%
21,696,900	CTOS Digital Bhd.	6,051,111
131,558	L&T Technology Services Ltd.	8,674,740

		14,725,851

	Semiconductor Materials & Equipment 2.6%
399,000	Materials Analysis Technology, Inc.	3,341,260
58,271	Tokai Carbon Korea Co. Ltd.	5,631,240

		8,972,500

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Semiconductors 10.6%
87,651	ASPEED Technology, Inc.	$9,120,185
89,724	LEENO Industrial, Inc.	17,028,399
976,201	Silergy Corp.	10,004,966

		36,153,550

	Specialized Finance 1.2%
770,100	Chailease Holding Co. Ltd.	4,138,835

	Transaction & Payment Processing Services 1.0%
227,674	Dlocal Ltd.*	3,346,808

	Total Common Stocks (cost $204,892,852)	341,861,268

	Total Investments (cost $204,892,852) 100.5%§	341,861,268

	Liabilities less Other Assets (0.5%)	(1,816,367)

	Net Assets 100.0%	$340,044,901

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 74.77%.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Emerging Markets Small Cap Fund’s investments were in the following countries:

Country	%
Brazil	3.0
China	2.1
India	32.6
Indonesia	1.1
Malaysia	3.9
Mexico	8.9
Philippines	1.2
Poland	1.6
Saudi Arabia	2.2
South Africa	1.8
South Korea	6.6
Taiwan	20.5
Thailand	1.5
United Kingdom	2.8
United States	7.9
Uruguay	1.0
Vietnam	1.3

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.9%

	Asset Management & Custody Banks 4.6%
1,348,300	DCVFMVN Diamond ETF	$1,706,378
368,206	VEF AB*	66,046

		1,772,424

	Broadline Retail 7.6%
1,923	MercadoLibre, Inc.*	2,907,499

	Consumer Finance 13.9%
37,086	Bajaj Finance Ltd.	3,238,305
95,645	Cholamandalam Investment & Finance Co. Ltd.	1,331,874
1,178,078	Ngern Tid Lor PCL	723,233

		5,293,412

	Distillers & Vintners 1.4%
180,230	Ginebra San Miguel, Inc.	532,210

	Diversified Banks 19.8%
1,090,600	Bank Central Asia Tbk PT	693,553
548,089	Bank for Foreign Trade of Vietnam JSC*	2,097,748
3,833	Credicorp Ltd.	649,425
255,340	NU Holdings Ltd., Class A*	3,046,206
26,572	TBC Bank Group PLC	1,078,242

		7,565,174

	Diversified Support Services 1.8%
859,700	Frontken Corp. Bhd.	704,761

	Drug Retail 3.6%
16,955	Corporativo Fragua SAB de CV*	684,044
122,948	Raia Drogasil SA	670,951

		1,354,995

	Electrical Components & Equipment 2.0%
99,600	WEG SA	758,608

	Electronic Manufacturing Services 2.1%
4,144	Fabrinet*	783,299

	Food Retail 0.3%
1,039	Dino Polska SA*	100,796

	Health Care Facilities 1.3%
4,870	Akdital Holding	327,196
2,228	Dr Sulaiman Al Habib Medical Services Group Co.	186,207

		513,403

	Home Improvement Retail 1.2%
1,474,237	Wilcon Depot, Inc.*	466,280

	Human Resource & Employment Services 1.5%
832	Benefit Systems SA	588,721

	Interactive Home Entertainment 1.6%
11,222	Sea Ltd., ADR*	602,734

	Interactive Media & Services 3.4%
455,512	Baltic Classifieds Group PLC	1,291,596

Shares		Value

	IT Consulting & Other Services 14.4%
998	Elm Co.	$255,276
829,666	FPT Corp.	3,898,209
6,691	Globant SA*	1,350,913

		5,504,398

	Life & Health Insurance 1.7%
6,124	Bupa Arabia for Cooperative Insurance Co.	430,746
35,792	Discovery Ltd.	227,961

		658,707

	Multi-Line Insurance 1.6%
13,767	Co. for Cooperative Insurance	594,585

	Oil & Gas Refining & Marketing 2.3%
19,533	Aldrees Petroleum & Transport Services Co.	892,352

	Property & Casualty Insurance 8.2%
267,522	Qualitas Controladora SAB de CV	3,113,004

	Regional Banks 2.6%
98,900	Regional SAB de CV	977,432

	Research & Consulting Services 1.6%
2,133,100	CTOS Digital Bhd.	594,906

	Semiconductors 1.4%
52,000	Silergy Corp.	532,942

	Total Common Stocks (cost $28,936,990)	38,104,238

	Total Investments (cost $28,936,990) 99.9%§	38,104,238

	Other Assets less Liabilities 0.1%	41,727

	Net Assets 100.0%	$38,145,965

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 50.05%.

ADR American Depositary Receipt.

ETF Exchange-Traded Fund.

	See Notes to Financial Statements.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

At March 31, 2024, the Wasatch Frontier Emerging Small Countries Fund’s investments were in the following countries:

Country	%
Brazil	11.8
India	12.0
Indonesia	1.8
Malaysia	3.4
Mexico	12.5
Morocco	0.9
Peru	1.7
Philippines	2.6
Poland	1.8
Saudi Arabia	6.2
Singapore	1.6
South Africa	0.6
Sweden	0.2
Taiwan	1.4
Thailand	1.9
United Kingdom	6.2
United States	13.2
Vietnam	20.2

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Apparel Retail 1.5%
32,411	Boot Barn Holdings, Inc.*	$3,083,907

	Application Software 8.1%
98,102	Clearwater Analytics Holdings, Inc., Class A*	1,735,424
32,333	Five9, Inc.*	2,008,203
39,308	Guidewire Software, Inc.*	4,587,637
84,615	Q2 Holdings, Inc.*	4,447,364
117,800	Rakus Co. Ltd.	1,595,257
185,149	Technology One Ltd.	2,046,459

		16,420,344

	Asset Management & Custody Banks 2.5%
31,396	Hamilton Lane, Inc., Class A	3,540,213
113,833	Netwealth Group Ltd.	1,565,294

		5,105,507

	Automotive Parts & Equipment 0.9%
33,060	XPEL, Inc.*	1,785,901

	Automotive Retail 2.4%
106,938	Valvoline, Inc.*	4,766,227

	Biotechnology 0.6%
125,039	C4 Therapeutics, Inc.*	1,021,569
122,413	Sangamo Therapeutics, Inc.*	82,041

		1,103,610

	Broadline Retail 1.9%
48,270	Ollie’s Bargain Outlet Holdings, Inc.*	3,840,844

	Building Products 2.5%
49,848	Trex Co., Inc.*	4,972,338

	Cargo Ground Transportation 2.0%
6,861	Saia, Inc.*	4,013,685

	Consumer Finance 0.4%
88,582	Five-Star Business Finance Ltd.*	766,197

	Diversified Real Estate Activities 0.1%
17,348	Patrizia SE	161,331

	Diversified Support Services 1.1%
140,600	Japan Elevator Service Holdings Co. Ltd.	2,240,238

	Drug Retail 1.5%
177,600	Sugi Holdings Co. Ltd.	3,054,443

	Electrical Components & Equipment 2.8%
108,896	Voltronic Power Technology Corp.	5,580,310

	Financial Exchanges & Data 0.7%
221,114	Open Lending Corp., Class A*	1,384,174

	Health Care Equipment 2.8%
10,532	DiaSorin SpA	1,016,388
14,041	Inspire Medical Systems, Inc.*	3,015,867
86,754	Silk Road Medical, Inc.*	1,589,333

		5,621,588

Shares		Value

	Health Care Facilities 3.9%
45,311	Ensign Group, Inc.	$5,637,594
222,400	Max Healthcare Institute Ltd.	2,193,390

		7,830,984

	Health Care Services 1.1%
84,296	Dr. Lal PathLabs Ltd.	2,291,891

	Health Care Technology 1.0%
83,450	JMDC, Inc.*	1,989,504

	Home Furnishing Retail 1.4%
181,837	Arhaus, Inc.	2,798,471

	Home Improvement Retail 1.0%
15,668	Floor & Decor Holdings, Inc., Class A*	2,030,886

	Homebuilding 1.1%
18,594	LGI Homes, Inc.*	2,163,784

	Human Resource & Employment Services 4.3%
27,258	Paylocity Holding Corp.*	4,684,560
238,600	SMS Co. Ltd.	4,079,117

		8,763,677

	Industrial Machinery & Supplies & Components 5.5%
249,658	Elgi Equipments Ltd.	1,803,807
38,945	Helios Technologies, Inc.	1,740,452
4,709	Kadant, Inc.	1,545,023
22,465	RBC Bearings, Inc.*	6,073,412

		11,162,694

	IT Consulting & Other Services 7.1%
52,955	Endava PLC, ADR*	2,014,408
31,187	Globant SA*	6,296,655
124,364	Persistent Systems Ltd.	5,965,701

		14,276,764

	Leisure Products 0.8%
44,206	YETI Holdings, Inc.*	1,704,141

	Life Sciences Tools & Services 3.4%
60,088	Divi’s Laboratories Ltd.	2,487,017
10,645	Medpace Holdings, Inc.*	4,302,177

		6,789,194

	Managed Health Care 3.7%
90,640	HealthEquity, Inc.*	7,398,943

	Other Specialty Retail 2.4%
26,685	Five Below, Inc.*	4,840,125

	Packaged Foods & Meats 2.5%
43,678	Freshpet, Inc.*	5,060,533

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Personal Care Products 2.0%
66,649	BellRing Brands, Inc.*	$3,934,290

	Pharmaceuticals 1.5%
142,806	Esperion Therapeutics, Inc.*	382,720
38,101	Intra-Cellular Therapies, Inc.*	2,636,589

		3,019,309

	Regional Banks 5.0%
776,202	AU Small Finance Bank Ltd.	5,280,822
105,407	Bank OZK	4,791,802

		10,072,624

	Research & Consulting Services 2.7%
130,870	BayCurrent Consulting, Inc.	2,570,630
44,757	L&T Technology Services Ltd.	2,951,210

		5,521,840

	Semiconductor Materials & Equipment 2.0%
22,739	Nova Ltd.*	4,033,444

	Semiconductors 4.5%
31,400	ASPEED Technology, Inc.	3,267,205
27,408	Melexis NV	2,219,520
1,996	Monolithic Power Systems, Inc.	1,352,130
225,000	Silergy Corp.	2,305,998

		9,144,853

	Specialty Chemicals 2.1%
27,860	Balchem Corp.	4,316,907

	Systems Software 2.7%
12,236	CyberArk Software Ltd.*	3,250,249
23,020	Tata Elxsi Ltd.	2,153,812

		5,404,061

	Trading Companies & Distributors 2.8%
68,510	Diploma PLC	3,218,013
209,300	MonotaRO Co. Ltd.	2,512,900

		5,730,913

Shares		Value

	Transaction & Payment Processing Services 3.8%
62,300	GMO Payment Gateway, Inc.	$3,967,314
57,013	Shift4 Payments, Inc., Class A*	3,766,849

		7,734,163

	Total Common Stocks (cost $148,302,199)	201,914,639

	Total Investments (cost $148,302,199) 100.1%§	201,914,639

	Liabilities less Other Assets (0.1%)	(120,591)

	Net Assets 100.0%	$201,794,048

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 34.25%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Global Opportunities Fund’s investments were in the following countries:

Country	%
Australia	1.8
Belgium	1.1
Germany	0.1
India	12.8
Israel	3.6
Italy	0.5
Japan	10.9
Taiwan	5.5
United Kingdom	2.6
United States	61.1

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.5%

	Application Software 17.3%
8,872	Dassault Systemes SE	$392,738
6,604	Descartes Systems Group, Inc.*	604,065
668	HubSpot, Inc.*	418,542
1,383	Roper Technologies, Inc.	775,642
799	Tyler Technologies, Inc.*	339,583
3,470	Xero Ltd.*	301,298

		2,831,868

	Broadline Retail 3.4%
365	MercadoLibre, Inc.*	551,865

	Building Products 6.6%
18,048	Assa Abloy AB, Class B	517,947
5,666	Trex Co., Inc.*	565,184

		1,083,131

	Cargo Ground Transportation 3.2%
2,396	Old Dominion Freight Line, Inc.	525,467

	Consumer Finance 3.8%
7,140	Bajaj Finance Ltd.	623,456

	Distributors 3.5%
1,432	Pool Corp.	577,812

	Diversified Banks 3.3%
31,080	HDFC Bank Ltd.	541,961

	Diversified Support Services 5.2%
14,695	Copart, Inc.*	851,134

	Drug Retail 3.2%
30,600	Sugi Holdings Co. Ltd.	526,272

	Electrical Components & Equipment 2.1%
45,100	WEG SA	343,506

	Electronic Components 5.5%
7,884	Amphenol Corp., Class A	909,419

	Financial Exchanges & Data 5.3%
1,578	MarketAxess Holdings, Inc.	345,976
1,724	Morningstar, Inc.	531,630

		877,606

	Health Care Equipment 1.6%
2,644	DiaSorin SpA	255,159

	Hotels, Resorts & Cruise Lines 2.9%
7,311	Amadeus IT Group SA	469,342

	Industrial Machinery & Supplies & Components 3.5%
2,104	RBC Bearings, Inc.*	568,816

	Interactive Media & Services 3.1%
6,721	Scout24 SE	506,348

	IT Consulting & Other Services 2.0%
1,661	Globant SA*	335,356

	Life Sciences Tools & Services 4.6%
2,229	ICON PLC*	748,833

Shares		Value

	Managed Health Care 4.2%
8,356	HealthEquity, Inc.*	$682,100

	Other Specialty Retail 2.9%
2,586	Five Below, Inc.*	469,049

	Research & Consulting Services 1.1%
9,180	BayCurrent Consulting, Inc.	180,319

	Semiconductor Materials & Equipment 2.4%
1,436	Lasertec Corp.	396,517

	Semiconductors 3.2%
434	Monolithic Power Systems, Inc.	294,000
22,419	Silergy Corp.	229,770

		523,770

	Specialized Finance 1.2%
37,882	Chailease Holding Co. Ltd.	203,594

	Trading Companies & Distributors 1.2%
16,200	MonotaRO Co. Ltd.	194,501

	Transaction & Payment Processing Services 4.2%
3,088	Block, Inc.*	261,183
6,738	GMO Payment Gateway, Inc.	429,081

		690,264

	Total Common Stocks (cost $13,283,795)	16,467,465

	Total Investments (cost $13,283,795) 100.5%§	16,467,465

	Liabilities less Other Assets (0.5%)	(76,227)

	Net Assets 100.0%	$16,391,238

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 35.19%.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Global Select Fund’s investments were in the following countries:

Country	%
Australia	1.8
Brazil	2.1
Canada	3.7
France	2.4
Germany	3.1
India	7.1
Ireland	4.5
Italy	1.5
Japan	10.5
Spain	2.9
Sweden	3.1
Taiwan	2.6
United States	54.7

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Aerospace & Defense 1.9%
172,000	BAE Systems PLC	$2,931,812

	Broadline Retail 1.7%
280,000	Alibaba Group Holding Ltd.	2,513,128

	Diversified Banks 12.5%
63,000	Citigroup, Inc.	3,984,120
211,000	ING Groep NV, ADR	3,479,390
23,500	JPMorgan Chase & Co.	4,707,050
34,000	Toronto-Dominion Bank	2,051,973
210,000	United Overseas Bank Ltd.	4,558,489

		18,781,022

	Diversified Metals & Mining 2.0%
103,000	BHP Group Ltd.	2,978,137

	Electric Utilities 10.6%
71,500	Duke Energy Corp.	6,914,765
62,500	Evergy, Inc.	3,336,250
152,000	Exelon Corp.	5,710,640

		15,961,655

	Electronic Manufacturing Services 2.0%
640,000	Hon Hai Precision Industry Co. Ltd.	2,999,672

	Food Retail 5.4%
151,000	Koninklijke Ahold Delhaize NV	4,518,188
243,000	Seven & i Holdings Co. Ltd.	3,541,142

		8,059,330

	Health Care Services 3.1%
35,000	Quest Diagnostics, Inc.	4,658,850

	Industrial REITs 2.0%
1,730,000	Mapletree Industrial Trust	2,998,112

	Integrated Oil & Gas 9.3%
14,300	Chevron Corp.	2,255,682
120,000	Suncor Energy, Inc.	4,428,629
105,000	TotalEnergies SE	7,222,885

		13,907,196

	Integrated Telecommunication Services 7.3%
220,000	AT&T, Inc.	3,872,000
13,200,000	Telkom Indonesia Persero Tbk PT	2,903,280
100,000	Verizon Communications, Inc.	4,196,000

		10,971,280

	IT Consulting & Other Services 1.3%
21,000	Amdocs Ltd.	1,897,770

	Multi-Line Insurance 2.5%
100,000	AXA SA	3,755,576

	Other Specialized REITs 2.0%
102,000	VICI Properties, Inc.	3,038,580

Shares		Value

	Packaged Foods & Meats 2.7%
111,000	Kraft Heinz Co.	$4,095,900

	Personal Care Products 2.6%
180,000	Kenvue, Inc.	3,862,800

	Pharmaceuticals 11.9%
86,000	Bristol-Myers Squibb Co.	4,663,780
44,655	Johnson & Johnson	7,063,974
63,000	Novartis AG	6,102,079

		17,829,833

	Property & Casualty Insurance 3.0%
70,000	Axis Capital Holdings Ltd.	4,551,400

	Rail Transportation 3.4%
20,500	Union Pacific Corp.	5,041,565

	Reinsurance 3.1%
9,400	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,588,520

	Retail REITs 2.2%
172,000	Kimco Realty Corp.	3,372,920

	Technology Hardware, Storage & Peripherals 1.9%
46,000	Samsung Electronics Co. Ltd.	2,815,525

	Tobacco 3.3%
72,000	KT&G Corp.	5,000,557

	Total Common Stocks (cost $121,652,913)	146,611,140

	Total Investments (cost $121,652,913) 97.7%§	146,611,140

	Other Assets less Liabilities 2.3%	3,490,620

	Net Assets 100.0%	$150,101,760

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 39.59%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

At March 31, 2024, the Wasatch Global Value Fund’s investments were in the following countries:

Country	%
Australia	2.0
Canada	4.4
China	1.7
France	7.5
Germany	3.1
Indonesia	2.0
Japan	2.4
Netherlands	5.5
Singapore	5.2
South Korea	5.3
Switzerland	4.2
Taiwan	2.0
United Kingdom	2.0
United States	52.7

TOTAL	100.0%

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 88.7%

	Apparel, Accessories & Luxury Goods 3.1%
13,400	Shenzhou International Group Holdings Ltd.	$126,862

	Construction Materials 0.6%
11,800	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	25,829

	Distillers & Vintners 8.0%
1,000	Kweichow Moutai Co. Ltd., Class A	235,616
4,500	Wuliangye Yibin Co. Ltd., Class A	95,579

		331,195

	Diversified Banks 1.1%
11,500	China Merchants Bank Co. Ltd., Class H	45,475

	Drug Retail 4.2%
31,598	Yifeng Pharmacy Chain Co. Ltd., Class A	174,135

	Electrical Components & Equipment 3.2%
5,040	Contemporary Amperex Technology Co. Ltd., Class A	132,606

	Electronic Components 3.1%
33,300	Shenzhen H&T Intelligent Control Co. Ltd., Class A	58,422
8,000	Sinbon Electronics Co. Ltd.	68,993

		127,415

	Electronic Equipment & Instruments 0.9%
1,000	Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	38,074

	Health Care Equipment 3.9%
4,100	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	159,667

	Hotels, Resorts & Cruise Lines 5.7%
60,800	H World Group Ltd.	235,373

	Industrial Machinery & Supplies & Components 18.3%
7,100	Airtac International Group	248,473
18,000	Shenzhen Envicool Technology Co. Ltd., Class A	74,765
24,163	Shenzhen Inovance Technology Co. Ltd., Class A	204,672
16,778	Techtronic Industries Co. Ltd.	227,440

		755,350

	Interactive Media & Services 5.8%
6,200	Tencent Holdings Ltd.	240,652

	Life & Health Insurance 4.4%
14,100	AIA Group Ltd.	94,668
21,000	Ping An Insurance Group Co. of China Ltd., Class H	88,675

		183,343

	Life Sciences Tools & Services 3.8%
13,800	Hangzhou Tigermed Consulting Co. Ltd., Class A	101,484
30,687	Wuxi Biologics Cayman, Inc.*	56,066

		157,550

Shares		Value

	Other Specialty Retail 1.1%
3,900	China Tourism Group Duty Free Corp. Ltd., Class A	$46,093

	Packaged Foods & Meats 1.1%
8,187	Foshan Haitian Flavouring & Food Co. Ltd., Class A	44,642

	Personal Care Products 3.2%
10,037	Proya Cosmetics Co. Ltd., Class A	133,291

	Regional Banks 1.3%
18,500	Bank of Ningbo Co. Ltd., Class A	52,806

	Restaurants 3.1%
10,300	Meituan, Class B*	127,386

	Semiconductors 7.5%
1,814	3peak, Inc., Class A	25,701
18,700	Silergy Corp.	191,654
38,256	Sino Wealth Electronic Ltd., Class A	93,424

		310,779

	Specialized Finance 2.9%
22,078	Chailease Holding Co. Ltd.	118,656

	Systems Software 2.4%
34,700	Hangzhou Dptech Technologies Co. Ltd., Class A	57,230
5,000	Sangfor Technologies, Inc., Class A*	42,892

		100,122

	Total Common Stocks (cost $6,167,488)	3,667,301

	Total Investments (cost $6,167,488) 88.7%§	3,667,301

	Other Assets less Liabilities 11.3%	466,241

	Net Assets 100.0%	$4,133,542

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 87.80%.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Greater China Fund’s investments were in the following countries:

Country	%
China	74.1
Hong Kong	8.8
Taiwan	17.1

TOTAL	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.2%

	Aerospace & Defense 1.1%
210,360	CAE, Inc.*	$4,343,708

	Application Software 9.9%
877,720	Bytes Technology Group PLC	5,663,681
159,608	Descartes Systems Group, Inc.*	14,599,262
27,079	Kinaxis, Inc.*	3,078,636
443,400	Rakus Co. Ltd.	6,004,558
749,500	Technology One Ltd.	8,284,252

		37,630,389

	Asset Management & Custody Banks 2.4%
676,015	Netwealth Group Ltd.	9,295,742

	Brewers 1.1%
62,884	Royal Unibrew AS	4,160,961

	Broadline Retail 2.0%
101,039	B&M European Value Retail SA	696,546
424,000	Ryohin Keikaku Co. Ltd.	7,069,468

		7,766,014

	Building Products 2.0%
435,718	Munters Group AB	7,815,715

	Commercial & Residential Mortgage Finance 1.7%
1,381,350	OSB Group PLC	6,579,858

	Commodity Chemicals 0.7%
385,444	Berger Paints India Ltd.	2,655,131

	Construction & Engineering 1.1%
991,575	Johns Lyng Group Ltd.	4,143,264

	Diversified Banks 1.0%
191,100	Rakuten Bank Ltd.*	3,900,773

	Diversified Real Estate Activities 1.5%
601,889	Patrizia SE	5,597,379

	Diversified Support Services 3.0%
725,893	Japan Elevator Service Holdings Co. Ltd.	11,565,953

	Drug Retail 4.0%
822,532	Raia Drogasil SA	4,488,715
628,800	Sugi Holdings Co. Ltd.	10,814,380

		15,303,095

	Electrical Components & Equipment 3.1%
232,969	Voltronic Power Technology Corp.	11,938,355

	Electronic Equipment & Instruments 2.2%
276,545	Halma PLC	8,257,733

	Health Care Equipment 1.5%
60,048	DiaSorin SpA	5,794,916

Shares		Value

	Health Care Facilities 1.2%
475,657	Max Healthcare Institute Ltd.	$4,691,102

	Health Care Services 0.9%
130,996	Dr. Lal PathLabs Ltd.	3,561,598

	Health Care Technology 2.4%
208,727	JMDC, Inc.*	4,976,190
64,367	Pro Medicus Ltd.	4,352,587

		9,328,777

	Human Resource & Employment Services 5.0%
659,405	SMS Co. Ltd.	11,273,221
192,822	TechnoPro Holdings, Inc.	3,946,113
61,600	Visional, Inc.*	3,723,345

		18,942,679

	Industrial Machinery & Supplies & Components 4.7%
139,000	Airtac International Group	4,864,468
758,565	Elgi Equipments Ltd.	5,480,716
121,424	Stabilus SE	7,731,650

		18,076,834

	Interactive Media & Services 3.9%
78,676	Hemnet Group AB	2,407,297
286,493	Rightmove PLC	1,985,757
138,777	Scout24 SE	10,455,214

		14,848,268

	Investment Banking & Brokerage 1.1%
1,113,153	AJ Bell PLC	4,248,616

	IT Consulting & Other Services 7.2%
143,260	Endava PLC, ADR*	5,449,610
34,363	Globant SA*	6,937,890
72,026	Persistent Systems Ltd.	3,455,064
35,717	Reply SpA	5,054,384
323,906	Softcat PLC	6,492,028

		27,388,976

	Life Sciences Tools & Services 1.3%
44,454	Gerresheimer AG	5,004,281

	Movies & Entertainment 2.1%
89,732	CTS Eventim AG & Co. KGaA	7,978,327

	Property & Casualty Insurance 5.4%
240,983	Definity Financial Corp.	7,674,878
1,101,905	Qualitas Controladora SAB de CV	12,822,252

		20,497,130

	Regional Banks 3.8%
1,092,775	AU Small Finance Bank Ltd.	7,434,599
110,031	EQB, Inc.	6,900,545

		14,335,144

	Research & Consulting Services 1.2%
239,700	BayCurrent Consulting, Inc.	4,708,336

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Semiconductor Materials & Equipment 0.7%
48,943	Japan Material Co. Ltd.	$778,859
18,784	Tokai Carbon Korea Co. Ltd.	1,815,263

		2,594,122

	Semiconductors 6.8%
41,500	ASPEED Technology, Inc.	4,318,122
50,547	LEENO Industrial, Inc.	9,593,135
71,876	Melexis NV	5,820,570
34,200	Mitsui High-Tec, Inc.	1,970,713
429,768	Silergy Corp.	4,404,640

		26,107,180

	Soft Drinks & Non-Alcoholic Beverages 0.5%
112,830	Fevertree Drinks PLC	1,710,324

	Specialty Chemicals 1.1%
338,417	Hexpol AB	4,132,345

	Systems Software 2.0%
28,417	CyberArk Software Ltd.*	7,548,408

	Trading Companies & Distributors 7.9%
311,834	Diploma PLC	14,647,291
479,425	Howden Joinery Group PLC	5,488,062
12,269	IMCD NV	2,159,467
648,248	MonotaRO Co. Ltd.	7,783,001

		30,077,821

	Transaction & Payment Processing Services 2.7%
161,600	GMO Payment Gateway, Inc.	10,290,818

	Total Common Stocks (cost $275,645,745)	382,820,072

	Total Investments (cost $275,645,745) 100.2%§	382,820,072

	Liabilities less Other Assets (0.2%)	(833,662)

	Net Assets 100.0%	$381,986,410

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 74.44%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch International Growth Fund’s investments were in the following countries:

Country	%
Australia	6.8
Belgium	1.5
Brazil	1.2
Canada	9.6
Denmark	1.1
Germany	9.6
India	7.1
Israel	2.0
Italy	2.8
Japan	23.2
Mexico	3.3
Netherlands	0.6
South Korea	3.0
Sweden	3.7
Taiwan	6.7
United Kingdom	16.0
United States	1.8

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.0%

	Advertising 2.5%
576,324	YouGov PLC	$7,274,072

	Air Freight & Logistics 0.2%
75,068	AZ-COM MARUWA Holdings, Inc.	669,453

	Alternative Carriers 1.5%
360,307	Chief Telecom, Inc.	4,266,919

	Application Software 15.3%
31,304	Atoss Software AG	9,254,559
1,294,978	Bytes Technology Group PLC	8,356,130
16,414	Esker SA	3,299,197
658,304	Fortnox AB	4,112,290
251,400	m-up Holdings, Inc.	2,060,955
71,120	Mensch und Maschine Software SE	4,081,919
90,500	Plus Alpha Consulting Co. Ltd.	1,409,691
268,532	Rakus Co. Ltd.	3,636,482
127,934	Text SA	2,882,623
111,931	Vitec Software Group AB, Class B	5,813,804

		44,907,650

	Asset Management & Custody Banks 3.3%
926,131	JTC PLC	9,612,539

	Brewers 0.6%
28,296	Royal Unibrew AS	1,872,313

	Commercial & Residential Mortgage Finance 4.2%
127,219	Aavas Financiers Ltd.*	2,015,255
887,870	Mortgage Advice Bureau Holdings Ltd.	10,220,099

		12,235,354

	Commodity Chemicals 2.0%
524,042	Berger Paints India Ltd.	3,609,863
45,493	Supreme Industries Ltd.	2,313,032

		5,922,895

	Construction & Engineering 2.9%
2,070,675	Johns Lyng Group Ltd.	8,652,248

	Consumer Finance 3.1%
132,357	Gruppo MutuiOnline SpA	5,343,787
276,550	Premium Group Co. Ltd.	3,765,157

		9,108,944

	Data Processing & Outsourced Services 0.9%
977,500	Infomart Corp.	2,686,220

	Diversified Support Services 6.0%
638,400	Japan Elevator Service Holdings Co. Ltd.	10,171,890
2,695,562	Johnson Service Group PLC	4,470,495
674,837	Prestige International, Inc.	3,093,783

		17,736,168

Shares		Value

	Electrical Components & Equipment 2.3%
239,992	DiscoverIE Group PLC	$2,287,077
87,631	Voltronic Power Technology Corp.	4,490,597

		6,777,674

	Electronic Equipment & Instruments 0.8%
87,391	Nayax Ltd.*	2,301,686

	Food Retail 1.9%
46,785	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	2,811,251
2,429,800	Sheng Siong Group Ltd.	2,753,264

		5,564,515

	Health Care Services 3.6%
82,525	Dr. Lal PathLabs Ltd.	2,243,739
1,096,545	Vijaya Diagnostic Centre Pvt. Ltd.	8,389,909

		10,633,648

	Health Care Technology 5.0%
119,506	Nexus AG	7,253,500
111,085	Pro Medicus Ltd.	7,511,724

		14,765,224

	Heavy Electrical Equipment 0.7%
168,769	Elecon Engineering Co. Ltd.	1,923,480

	Human Resource & Employment Services 3.8%
7,424	Benefit Systems SA	5,253,206
348,162	SMS Co. Ltd.	5,952,195

		11,205,401

	Industrial Machinery & Supplies & Components 1.6%
649,661	Elgi Equipments Ltd.	4,693,873

	Interactive Media & Services 6.1%
2,397,807	Baltic Classifieds Group PLC	6,798,940
351,424	Hemnet Group AB	10,752,733
12,439	MarkLines Co. Ltd.	275,272

		17,826,945

	Investment Banking & Brokerage 3.1%
755,974	AJ Bell PLC	2,885,357
189,700	Strike Co. Ltd.	6,340,877

		9,226,234

	IT Consulting & Other Services 4.6%
12,962	Adesso SE	1,526,628
444,502	Avant Group Corp.	3,802,550
75,600	baudroie, Inc.*	1,997,622
68,160	Digital Value SpA	4,080,913
9,328	Nagarro SE*	802,295
263,422	R Systems International Ltd.	1,394,406

		13,604,414

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Metal, Glass & Plastic Containers 0.7%
218,979	Mold-Tek Packaging Ltd.	$2,054,770

	Personal Care Products 1.9%
431,912	Sarantis SA	5,470,467

	Property & Casualty Insurance 3.4%
855,098	Qualitas Controladora SAB de CV	9,950,297

	Real Estate Services 0.6%
44,244	AZOOM Co. Ltd.	1,794,545

	Regional Banks 1.9%
89,222	EQB, Inc.	5,595,518

	Research & Consulting Services 6.7%
10,848,418	CTOS Digital Bhd.	3,025,547
82,015	Funai Soken Holdings, Inc.	1,337,119
240,037	Management Solutions Co. Ltd.	3,301,341
216,916	NICE Information Service Co. Ltd.	1,620,929
787,500	SIGMAXYZ Holdings, Inc.	9,098,543
174,000	Sporton International, Inc.	1,353,789

		19,737,268

	Semiconductor Materials & Equipment 2.7%
549,059	Materials Analysis Technology, Inc.	4,597,866
35,010	Tokai Carbon Korea Co. Ltd.	3,383,325

		7,981,191

	Semiconductors 4.1%
44,772	Elmos Semiconductor SE	3,568,834
45,212	LEENO Industrial, Inc.	8,580,625

		12,149,459

	Trading Companies & Distributors 2.0%
535,540	Ashtead Technology Holdings PLC	5,137,081
268,940	IPD Group Ltd.	843,278

		5,980,359

	Total Common Stocks (cost $204,136,839)	294,181,743

	Total Investments (cost $204,136,839) 100.0%§	294,181,743

	Liabilities less Other Assets (0.1%)	(52,927)

	Net Assets 100.0%	$294,128,816

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 77.80%.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch International Opportunities Fund’s investments were in the following countries:

Country	%
Australia	5.8
Canada	1.9
Denmark	0.6
France	1.1
Germany	9.0
Greece	1.9
India	9.7
Israel	1.8
Italy	3.2
Japan	20.9
Malaysia	1.0
Mexico	3.4
Poland	2.8
Singapore	0.9
South Korea	4.6
Sweden	7.0
Taiwan	5.0
United Kingdom	19.4

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.8%

	Aerospace & Defense 1.0%
2,196	CAE, Inc.*	$45,345

	Apparel, Accessories & Luxury Goods 5.5%
94	Hermes International SCA	240,243

	Application Software 13.8%
4,502	Dassault Systemes SE	199,291
2,526	Descartes Systems Group, Inc.*	231,052
1,950	Xero Ltd.*	169,317

		599,660

	Asset Management & Custody Banks 4.1%
125	Partners Group Holding AG	178,561

	Broadline Retail 4.2%
2,381	Dollarama, Inc.	181,385

	Building Products 10.1%
7,810	Assa Abloy AB, Class B	224,134
2,351	Kingspan Group PLC	214,120

		438,254

	Drug Retail 5.1%
12,900	Sugi Holdings Co. Ltd.	221,860

	Electronic Equipment & Instruments 4.4%
6,411	Halma PLC	191,435

	Health Care Equipment 2.4%
1,088	DiaSorin SpA	104,997

	Health Care Technology 1.0%
1,801	JMDC, Inc.*	42,937

	Hotels, Resorts & Cruise Lines 4.0%
2,693	Amadeus IT Group SA	172,882

	Industrial Machinery & Supplies & Components 2.3%
117	Rational AG	100,807

	Interactive Media & Services 9.8%
1,555	REA Group Ltd.	187,887
3,180	Scout24 SE	239,576

		427,463

	IT Consulting & Other Services 5.8%
2,351	Endava PLC, ADR*	89,432
1,100	Obic Co. Ltd.	165,494

		254,926

	Life Sciences Tools & Services 4.9%
637	ICON PLC*	214,000

Shares		Value

	Real Estate Services 5.0%
1,328	FirstService Corp.	$219,854

	Research & Consulting Services 1.8%
3,900	BayCurrent Consulting, Inc.	76,606

	Trading Companies & Distributors 4.2%
15,100	MonotaRO Co. Ltd.	181,294

	Transaction & Payment Processing Services 7.4%
93	Adyen NV*	157,090
2,600	GMO Payment Gateway, Inc.	165,570

		322,660

	Total Common Stocks (cost $3,567,419)	4,215,169

	Total Investments (cost $3,567,419) 96.8%§	4,215,169

	Other Assets less Liabilities 3.2%	139,129

	Net Assets 100.0%	$4,354,298

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 74.27%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch International Select Fund’s investments were in the following countries:

Country	%
Australia	8.5
Canada	16.1
France	10.4
Germany	8.1
Ireland	10.2
Italy	2.5
Japan	20.2
Netherlands	3.7
Spain	4.1
Sweden	5.3
Switzerland	4.2
United Kingdom	6.7

TOTAL	100.0%

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 103.0%

	Application Software 10.3%
14,173	Five9, Inc.* ††	$880,285
14,989	Guidewire Software, Inc.* ††	1,749,366
1,249	HubSpot, Inc.* ††	782,574
3,717	Roper Technologies, Inc.††	2,084,642
14,220	Sprout Social, Inc., Class A*	849,076
3,175	Workday, Inc., Class A* ††	865,981

		7,211,924

	Asset Management & Custody Banks 2.3%
14,465	Hamilton Lane, Inc., Class A††	1,631,073

	Automotive Parts & Equipment 1.6%
20,931	XPEL, Inc.* ††	1,130,693

	Automotive Retail 2.8%
20,958	Monro, Inc.	661,016
29,053	Valvoline, Inc.*	1,294,892

		1,955,908

	Biotechnology 2.9%
68,370	C4 Therapeutics, Inc.*	558,583
15,476	Nkarta, Inc.* ††	167,296
25,452	Nurix Therapeutics, Inc.*	374,144
434,269	Sangamo Therapeutics, Inc.*	291,047
8,133	Viking Therapeutics, Inc.* ††	666,906

		2,057,976

	Broadcasting 0.8%
35,235	TEGNA, Inc.††	526,411

	Building Products 2.0%
13,679	Trex Co., Inc.* ††	1,364,480

	Casinos & Gaming 1.5%
35,641	NeoGames SA*	1,032,163

	Consumer Finance 2.2%
135,010	EZCORP, Inc., Class A*	1,529,663

	Distributors 2.5%
4,403	Pool Corp.††	1,776,610

	Electronic Equipment & Instruments 2.0%
8,033	Novanta, Inc.* ††	1,403,927

	Electronic Manufacturing Services 1.1%
4,181	Fabrinet*	790,293

	Financial Exchanges & Data 4.3%
5,248	MarketAxess Holdings, Inc.††	1,150,624
5,962	Morningstar, Inc.††	1,838,502

		2,989,126

	Health Care Equipment 3.1%
5,762	Inspire Medical Systems, Inc.* ††	1,237,620
48,685	Silk Road Medical, Inc.* ††	891,909

		2,129,529

	Health Care Facilities 3.1%
17,497	Ensign Group, Inc.††	2,176,977

Shares		Value

	Health Care Services 3.5%
12,973	Addus HomeCare Corp.* ††	$1,340,630
56,364	Pennant Group, Inc.*	1,106,425

		2,447,055

	Health Care Supplies 2.3%
6,481	UFP Technologies, Inc.* ††	1,634,508

	Home Improvement Retail 2.6%
13,775	Floor & Decor Holdings, Inc., Class A* ††	1,785,515

	Homebuilding 1.7%
13,992	Skyline Champion Corp.* ††	1,189,460

	Human Resource & Employment Services 4.7%
56,512	Kelly Services, Inc., Class A††	1,415,061
10,699	Paylocity Holding Corp.* ††	1,838,730

		3,253,791

	Industrial Machinery & Supplies & Components 5.2%
5,565	Kadant, Inc.††	1,825,877
6,623	RBC Bearings, Inc.* ††	1,790,528

		3,616,405

	Investment Banking & Brokerage 1.1%
13,192	Moelis & Co., Class A	748,910

	IT Consulting & Other Services 3.7%
8,459	Globant SA* ††	1,707,872
72,323	Grid Dynamics Holdings, Inc.*	888,850

		2,596,722

	Leisure Products 1.7%
30,596	YETI Holdings, Inc.* ††	1,179,476

	Life Sciences Tools & Services 2.4%
4,069	Medpace Holdings, Inc.* ††	1,644,486

	Managed Health Care 2.8%
23,816	HealthEquity, Inc.* ††	1,944,100

	Oil & Gas Equipment & Services 3.9%
30,279	Cactus, Inc., Class A††	1,516,675
153,886	RPC, Inc.	1,191,078

		2,707,753

	Oil & Gas Exploration & Production 2.1%
56,877	Magnolia Oil & Gas Corp., Class A††	1,475,958

	Other Specialty Retail 1.5%
5,910	Five Below, Inc.* ††	1,071,956

	Packaged Foods & Meats 1.8%
11,100	Freshpet, Inc.* ††	1,286,046

	Paper Products 2.1%
33,837	Clearwater Paper Corp.* ††	1,479,692

	Pharmaceuticals 2.6%
165,039	Esperion Therapeutics, Inc.*	442,305
19,670	Intra-Cellular Therapies, Inc.* ††	1,361,164

		1,803,469

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Property & Casualty Insurance 2.3%
25,013	Axis Capital Holdings Ltd.††	$1,626,345

	Regional Banks 1.8%
27,275	Bank OZK††	1,239,921

	Research & Consulting Services 2.8%
13,184	ICF International, Inc.††	1,985,906

	Semiconductors 1.1%
1,147	Monolithic Power Systems, Inc.††	777,001

	Specialty Chemicals 2.2%
11,903	Innospec, Inc.††	1,534,773

	Technology Distributors 1.3%
20,768	ScanSource, Inc.* ††	914,623

	Trading Companies & Distributors 2.1%
13,207	Transcat, Inc.* ††	1,471,656

	Transaction & Payment Processing Services 1.2%
10,095	Block, Inc.* ††	853,835

	Total Common Stocks (cost $59,181,233)	71,976,115

	WARRANTS 0.1%

	Biotechnology 0.1%
178,571	Sangamo Therapeutics, Inc., expiring 9/26/2029*** * †	37,500

	Total Warrants (cost $36,978)	37,500

	COMMON STOCKS SOLD SHORT (35.7%)

	Advertising 0.9%
(29,517)	Thryv Holdings, Inc.*	(656,163)

	Aerospace & Defense 1.6%
(129,253)	Rocket Lab USA, Inc.*	(531,230)
(15,295)	Spirit AeroSystems Holdings, Inc., Class A*	(551,690)

		1,082,920

	Alternative Carriers 0.5%
(221,630)	Globalstar, Inc. *	(325,796)

	Aluminum 0.6%
(29,376)	Century Aluminum Co. *	(452,097)

	Apparel Retail 0.6%
(18,519)	Revolve Group, Inc.*	(392,047)

	Application Software 3.6%
(32,681)	Asana, Inc., Class A*	(506,229)
(11,287)	Confluent, Inc., Class A*	(344,479)
(61,830)	Domo, Inc., Class B*	(551,524)
(9,417)	Nutanix, Inc., Class A*	(581,217)
(87,995)	Yext, Inc.*	(530,610)

		2,514,059

Shares		Value

	Asset Management & Custody Banks 0.6%
(2,958)	ARES Management Corp., Class A	$(393,355)

	Biotechnology 0.4%
(4,486)	CRISPR Therapeutics AG*	(305,766)

	Broadcasting 0.8%
(265,203)	iHeartMedia, Inc., Class A*	(554,274)

	Cable & Satellite 0.8%
(150,774)	WideOpenWest, Inc.*	(545,802)

	Communications Equipment 0.7%
(4,404)	Ubiquiti, Inc.	(510,203)

	Electrical Components & Equipment 1.1%
(41,681)	Plug Power, Inc.*	(143,383)
(50,574)	Stem, Inc.*	(110,757)
(36,768)	Sunrun, Inc.*	(484,602)

		738,742

	Electronic Equipment & Instruments 0.7%
(177,752)	SmartRent, Inc.*	(476,375)

	Health Care Equipment 2.5%
(24,910)	Alphatec Holdings, Inc.*	(343,509)
(57,121)	Nevro Corp.*	(824,827)
(64,583)	Pulmonx Corp.*	(598,685)

		1,767,021

	Health Care REITs 0.5%
(3,810)	Welltower, Inc.	(356,006)

	Health Care Supplies 0.7%
(10,173)	Establishment Labs Holdings, Inc.*	(517,806)

	Heavy Electrical Equipment 1.0%
(62,340)	Bloom Energy Corp., Class A*	(700,702)

	Hotel & Resort REITs 0.3%
(11,702)	Park Hotels & Resorts, Inc.	(204,668)

	Hotels, Resorts & Cruise Lines 1.5%
(1,899)	Hyatt Hotels Corp., Class A	(303,118)
(76,617)	Lindblad Expeditions Holdings, Inc.*	(714,837)

		1,017,955

	Human Resource & Employment Services 1.0%
(10,298)	Dayforce, Inc.*	(681,831)

	Interactive Home Entertainment 0.5%
(9,823)	ROBLOX Corp., Class A*	(375,042)

	Interactive Media & Services 1.6%
(152,689)	Angi, Inc.*	(400,045)
(35,905)	Getty Images Holdings, Inc.*	(149,006)
(246,196)	Nextdoor Holdings, Inc.*	(553,941)

		1,102,992

	Leisure Facilities 0.8%
(36,352)	Life Time Group Holdings, Inc.*	(564,183)

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 0.6%
(4,158)	Revvity, Inc.	$(436,590)

	Mortgage REITs 0.3%
(44,604)	Chimera Investment Corp.	(205,624)

	Movies & Entertainment 0.5%
(13,807)	Endeavor Group Holdings, Inc., Class A	(355,254)

	Multi-Family Residential REITs 0.4%
(19,394)	Elme Communities	(269,964)

	Multi-Utilities 0.1%
(3,188)	CenterPoint Energy, Inc.	(90,826)

	Other Specialty Retail 0.4%
(42,121)	Leslie’s, Inc.*	(273,787)

	Packaged Foods & Meats 0.7%
(646)	J M Smucker Co.	(81,312)
(2,031)	Lancaster Colony Corp.	(421,697)

		503,009

	Passenger Airlines 0.2%
(30,176)	Joby Aviation, Inc.*	(161,743)

	Personal Care Products 0.5%
(30,267)	Coty, Inc., Class A*	(361,993)

	Real Estate Development 0.6%
(5,754)	Howard Hughes Holdings, Inc.*	(417,855)

	Real Estate Services 0.7%
(9,885)	Zillow Group, Inc., Class C*	(482,190)

	Regional Banks 0.4%
(15,303)	CVB Financial Corp.	(273,006)

	Restaurants 2.6%
(58,608)	Portillo’s, Inc., Class A*	(831,062)
(38,567)	Sweetgreen, Inc., Class A*	(974,202)

		1,805,264

	Semiconductors 1.1%
(28,494)	SkyWater Technology, Inc.*	(289,784)
(16,885)	Wolfspeed, Inc.*	(498,107)

		787,891

	Specialty Chemicals 0.8%
(4,281)	Albemarle Corp.	(563,979)

Shares		Value

	Telecom Tower REITs 0.6%
(1,794)	SBA Communications Corp.	$(388,760)

	Trading Companies & Distributors 1.1%
(5,105)	FTAI Aviation Ltd.	(343,567)
(24,863)	Xometry, Inc., Class A*	(419,936)

		763,503

	Transaction & Payment Processing Services 0.4%
(8,080)	Affirm Holdings, Inc.*	(301,061)

	Water Utilities 0.4%
(5,812)	California Water Service Group	(270,142)

	Total Investments Sold Short (proceeds $24,379,485) (35.7%)	(24,948,246)

	Total Investments, Net of Investments Sold Short (cost $34,838,726) 67.4%	47,065,369

	Other Assets less Liabilities 32.6%	22,765,381

	Net Assets 100.0%	$69,830,750

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2024 amounted to approximately $37,500 and represented 0.05% of net assets.

††All or a portion of this security has been designated as collateral for short sales.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Long/Short Alpha Fund’s investments excluding securities sold short were in the following countries:

Country	%
Israel	1.4
United States	98.6

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.3%

	Apparel Retail 2.1%
146,468	Boot Barn Holdings, Inc.*	$13,936,430

	Application Software 7.3%
176,666	Agilysys, Inc.*	14,885,877
786,690	Enfusion, Inc., Class A*	7,276,882
183,182	Q2 Holdings, Inc.*	9,628,046
111,938	Sprout Social, Inc., Class A*	6,683,818
870,377	Weave Communications, Inc.*	9,991,928

		48,466,551

	Asset Management & Custody Banks 2.0%
1,411,798	GCM Grosvenor, Inc., Class A	13,637,969

	Automotive Parts & Equipment 3.0%
61,522	Patrick Industries, Inc.	7,350,034
234,912	XPEL, Inc.*	12,689,946

		20,039,980

	Biotechnology 5.4%
609,978	BriaPro Therapeutics Corp.* *** †	6,100
570,441	C4 Therapeutics, Inc.*	4,660,503
82,566	Denali Therapeutics, Inc.*	1,694,254
167,467	Dyne Therapeutics, Inc.*	4,754,388
345,825	Immatics NV*	3,634,621
274,117	MacroGenics, Inc.*	4,035,002
334,724	Nkarta, Inc.*	3,618,367
275,482	Nurix Therapeutics, Inc.*	4,049,585
5,317,310	Sangamo Therapeutics, Inc.*	3,563,661
72,680	Viking Therapeutics, Inc.*	5,959,760

		35,976,241

	Building Products 3.2%
33,187	CSW Industrials, Inc.	7,785,670
882,963	Janus International Group, Inc.*	13,359,230

		21,144,900

	Communications Equipment 1.2%
607,137	Harmonic, Inc.*	8,159,921

	Construction & Engineering 2.3%
269,905	Construction Partners, Inc., Class A*	15,155,166

	Consumer Finance 1.8%
1,031,939	EZCORP, Inc., Class A*	11,691,869

	Distillers & Vintners 0.0%
833,508	Vintage Wine Estates, Inc.*	300,063

	Electrical Components & Equipment 1.9%
347,150	Allient, Inc.	12,386,312

	Electronic Equipment & Instruments 5.0%
229,208	Napco Security Technologies, Inc.	9,204,993
345,541	nLight, Inc.*	4,492,033
65,587	OSI Systems, Inc.*	9,367,135
223,232	PAR Technology Corp.*	10,125,804

		33,189,965

Shares		Value

	Financial Exchanges & Data 1.0%
1,039,885	Open Lending Corp., Class A*	$6,509,680

	Health Care Equipment 2.6%
415,464	Artivion, Inc.*	8,791,218
468,222	Silk Road Medical, Inc.*	8,577,827

		17,369,045

	Health Care Services 6.0%
190,824	Addus HomeCare Corp.*	19,719,752
302,236	Castle Biosciences, Inc.*	6,694,528
703,537	Pennant Group, Inc.*	13,810,431

		40,224,711

	Health Care Supplies 3.5%
226,226	OrthoPediatrics Corp.*	6,596,750
66,340	UFP Technologies, Inc.*	16,730,948

		23,327,698

	Health Care Technology 2.3%
379,227	Simulations Plus, Inc.	15,605,191

	Home Furnishing Retail 1.4%
591,622	Arhaus, Inc.	9,105,063

	Home Furnishings 0.6%
2,237,468	Purple Innovation, Inc.	3,893,194

	Homebuilding 3.3%
287,690	Dream Finders Homes, Inc., Class A*	12,580,684
665,397	Landsea Homes Corp.*	9,668,218

		22,248,902

	Human Resource & Employment Services 0.8%
411,301	DLH Holdings Corp.*	5,457,964

	Industrial Machinery & Supplies & Components 5.6%
237,755	Helios Technologies, Inc.	10,625,271
26,513	Kadant, Inc.	8,698,915
475,876	Kornit Digital Ltd.*	8,622,873
2,937,204	Markforged Holding Corp.*	2,455,503
37,170	Standex International Corp.	6,773,117

		37,175,679

	Insurance Brokers 1.1%
108,812	Goosehead Insurance, Inc., Class A*	7,249,055

	Internet Services & Infrastructure 0.7%
654,932	BigCommerce Holdings, Inc., Series 1*	4,512,481

	Investment Banking & Brokerage 1.5%
705,374	Perella Weinberg Partners	9,966,935

	IT Consulting & Other Services 2.1%
1,153,996	Grid Dynamics Holdings, Inc.*	14,182,611

	Leisure Facilities 0.5%
190,927	Xponential Fitness, Inc., Class A*	3,157,933

	Leisure Products 1.3%
378,855	MasterCraft Boat Holdings, Inc.*	8,986,441

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Equipment & Services 1.1%
386,369	DMC Global, Inc.*	$7,530,332

	Packaged Foods & Meats 2.5%
73,829	Freshpet, Inc.*	8,553,828
1,652,049	Mama’s Creations, Inc.*	8,260,245

		16,814,073

	Personal Care Products 1.6%
514,515	Nature’s Sunshine Products, Inc.*	10,686,477

	Pharmaceuticals 1.4%
78,033	Arvinas, Inc.*	3,221,202
1,781,570	Esperion Therapeutics, Inc.*	4,774,608
7,715,671	PharmaCielo Ltd.*	1,167,703

		9,163,513

	Regional Banks 2.5%
353,205	Esquire Financial Holdings, Inc.	16,766,641

	Research & Consulting Services 1.8%
81,237	ICF International, Inc.	12,236,729

	Restaurants 2.5%
311,543	Chuy’s Holdings, Inc.*	10,508,346
53,751	Kura Sushi USA, Inc., Class A*	6,189,965

		16,698,311

	Semiconductor Materials & Equipment 5.2%
49,638	Nova Ltd.*	8,804,789
320,527	PDF Solutions, Inc.*	10,792,144
431,190	Veeco Instruments, Inc.*	15,164,952

		34,761,885

	Semiconductors 2.4%
76,598	Impinj, Inc.*	9,835,949
68,294	SiTime Corp.*	6,367,050

		16,202,999

	Soft Drinks & Non-Alcoholic Beverages 1.4%
395,331	Vita Coco Co., Inc.*	9,657,936

	Systems Software 0.8%
110,390	Rapid7, Inc.*	5,413,526

	Trading Companies & Distributors 2.4%
140,706	Transcat, Inc.*	15,678,870

	Transaction & Payment Processing Services 1.2%
1,235,542	Cantaloupe, Inc.*	7,944,535

	Total Common Stocks (cost $495,337,517)	642,613,777

	PREFERRED STOCKS 1.4%

	Textiles 1.4%
339,559	Johnnie-O Holdings, Inc., Series A Pfd.* *** †	9,538,212

	Total Preferred Stocks (cost $10,000,013)	9,538,212

Shares		Value

	WARRANTS 0.3%

	Biotechnology 0.1%
1,556,949	Sangamo Therapeutics, Inc., expiring 9/26/2029* *** †	$326,960

	Pharmaceuticals 0.2%
1,202,790	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	1,659,850
45,000	IM Cannabis Corp., expiring 5/7/2026* *** †	—

		1,659,850

	Total Warrants (cost $1,552,601)	1,986,810

	Total Investments (cost $506,890,131) 98.0%	654,138,799

	Other Assets less Liabilities 2.0%	13,154,831

	Net Assets 100.0%	$667,293,630

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2024 amounted to approximately $11,531,122 and represented 1.73% of net assets.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Micro Cap Fund’s investments were in the following countries:

Country	%
Canada	0.2
Germany	0.5
Israel	2.7
United States	96.6

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.8%

	Air Freight & Logistics 0.9%
549,000	Radiant Logistics, Inc.*	$2,975,580

	Apparel Retail 1.1%
96,000	Shoe Carnival, Inc.	3,517,440

	Application Software 4.0%
85,000	Fund Technologies PLC*	1,317,432
303,251	Red Violet, Inc.*	5,928,557
484,000	Weave Communications, Inc.*	5,556,320

		12,802,309

	Asset Management & Custody Banks 1.3%
420,223	GCM Grosvenor, Inc., Class A	4,059,354

	Automotive Parts & Equipment 1.1%
29,000	Patrick Industries, Inc.	3,464,630

	Automotive Retail 0.3%
674,000	CarParts.com, Inc.*	1,091,880

	Casinos & Gaming 0.7%
374,545	Full House Resorts, Inc.*	2,086,216

	Commercial & Residential Mortgage Finance 1.7%
468,029	Mortgage Advice Bureau Holdings Ltd.	5,387,391

	Communications Equipment 3.4%
346,000	Comtech Telecommunications Corp.*	1,186,780
133,057	Digi International, Inc.*	4,248,510
341,000	Harmonic, Inc.*	4,583,040
223,698	Lantronix, Inc.*	796,365

		10,814,695

	Construction & Engineering 6.0%
109,000	Bowman Consulting Group Ltd.*	3,792,110
87,000	Construction Partners, Inc., Class A*	4,885,050
98,000	Granite Construction, Inc.	5,598,740
43,000	Sterling Infrastructure, Inc.*	4,743,330

		19,019,230

	Consumer Finance 2.3%
652,000	EZCORP, Inc., Class A*	7,387,160

	Diversified Metals & Mining 0.7%
685,000	Foran Mining Corp.*	2,103,724

	Diversified Support Services 1.5%
2,797,000	Johnson Service Group PLC	4,638,726

	Electrical Components & Equipment 1.2%
108,000	Allient, Inc.	3,853,440

	Electronic Equipment & Instruments 2.0%
932,975	Luna Innovations, Inc.*	2,990,185
86,000	Napco Security Technologies, Inc.	3,453,760

		6,443,945

Shares		Value

	Environmental & Facilities Services 1.2%
267,000	Aris Water Solutions, Inc., Class A	$3,778,050

	Food Distributors 1.4%
118,000	Chefs’ Warehouse, Inc.*	4,443,880

	Food Retail 1.2%
127,000	Halows Co. Ltd.	3,804,631

	Health Care Equipment 2.4%
482,557	Biomerica, Inc.*	401,487
151,000	Inmode Ltd.*	3,263,110
248,526	Tactile Systems Technology, Inc.*	4,038,548

		7,703,145

	Health Care Services 6.5%
44,900	Addus HomeCare Corp.*	4,639,966
156,778	Cross Country Healthcare, Inc.*	2,934,884
390,700	InfuSystem Holdings, Inc.*	3,348,299
234,000	Pennant Group, Inc.*	4,593,420
541,000	Viemed Healthcare, Inc.*	5,101,630

		20,618,199

	Health Care Supplies 2.3%
125,000	OrthoPediatrics Corp.*	3,645,000
13,828	UFP Technologies, Inc.*	3,487,422

		7,132,422

	Health Care Technology 1.2%
61,000	Nexus AG	3,702,438

	Home Furnishing Retail 1.5%
300,633	Arhaus, Inc.	4,626,742

	Homebuilding 5.7%
386,068	Landsea Homes Corp.*	5,609,568
147,000	Skyline Champion Corp.*	12,496,470

		18,106,038

	Industrial Machinery & Supplies & Components 5.0%
166,000	Graham Corp.*	4,528,480
31,000	John Bean Technologies Corp.	3,251,590
10,000	Kadant, Inc.	3,281,000
26,000	Standex International Corp.	4,737,720

		15,798,790

	Internet Services & Infrastructure 1.0%
474,600	BigCommerce Holdings, Inc., Series 1*	3,269,994

	Investment Banking & Brokerage 3.3%
242,000	JDC Group AG*	5,796,013
335,000	Perella Weinberg Partners	4,733,550

		10,529,563

	IT Consulting & Other Services 1.7%
446,849	Grid Dynamics Holdings, Inc.*	5,491,774

	Mortgage REITs 1.1%
292,276	AFC Gamma, Inc.	3,618,377

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 1.1%
216,000	HighPeak Energy, Inc.	$3,406,320

	Packaged Foods & Meats 5.0%
650,000	BRC, Inc., Class A*	2,782,000
386,000	Hilton Food Group PLC	4,107,010
1,707,000	LT Foods Ltd.	3,851,035
999,000	Mama’s Creations, Inc.*	4,995,000

		15,735,045

	Pharmaceuticals 1.3%
301,623	Biote Corp., Class A*	1,749,413
176,378	Harrow, Inc.*	2,333,481

		4,082,894

	Property & Casualty Insurance 5.1%
73,000	HCI Group, Inc.	8,473,840
385,646	Kingsway Financial Services, Inc.*	3,216,287
123,563	Skyward Specialty Insurance Group, Inc.*	4,622,492

		16,312,619

	Regional Banks 4.4%
70,000	Axos Financial, Inc.*	3,782,800
143,000	California BanCorp*	3,146,000
94,000	Esquire Financial Holdings, Inc.	4,462,180
166,000	First Western Financial, Inc.*	2,420,280

		13,811,260

	Research & Consulting Services 4.2%
78,000	Franklin Covey Co.*	3,062,280
39,528	ICF International, Inc.	5,954,102
2,644,000	Knights Group Holdings PLC	4,271,519

		13,287,901

	Restaurants 1.0%
279,000	GEN Restaurant Group, Inc.* ‡‡	3,258,720

	Semiconductor Materials & Equipment 2.1%
191,000	Veeco Instruments, Inc.*	6,717,470

	Semiconductors 2.4%
33,000	Impinj, Inc.*	4,237,530
35,163	SiTime Corp.*	3,278,247

		7,515,777

	Systems Software 1.4%
88,200	Rapid7, Inc.*	4,325,328

	Technology Distributors 1.5%
67,643	Climb Global Solutions, Inc.	4,794,536

	Trading Companies & Distributors 4.6%
185,948	ADENTRA, Inc.	5,629,713
103,000	Global Industrial Co.	4,612,340
148,000	Karat Packaging, Inc.	4,234,280

		14,476,333

	Total Common Stocks (cost $219,527,703)	309,993,966

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals LLC* *** †	$505

	Total Limited Liability Company Membership Interest (cost $30,001)	505

	WARRANTS 0.0%

	Trading Companies & Distributors 0.0%
1,447	Greenlane Holdings, Inc., expiring 2/24/2026* *** †	—

	Total Warrants (cost $396,902)	—

	Total Investments (cost $219,954,606) 97.8%§	309,994,471

	Other Assets less Liabilities 2.2%	6,874,025

	Net Assets 100.0%	$316,868,496

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2024 amounted to approximately $505 and represented 0.00% of net assets.

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 3.58%.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Micro Cap Value Fund’s investments were in the following countries:

Country	%
Canada	2.5
Germany	3.1
India	1.2
Israel	1.0
Japan	1.2
United Kingdom	6.4
United States	84.6

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Apparel Retail 2.6%
628,294	Boot Barn Holdings, Inc.*	$59,782,174

	Application Software 11.2%
504,415	Agilysys, Inc.*	42,502,008
927,450	Alkami Technology, Inc.*	22,787,447
3,728,010	Clearwater Analytics Holdings, Inc., Class A*	65,948,497
616,977	Five9, Inc.*	38,320,441
1,226,675	nCino, Inc.*	45,853,111
768,815	Sprout Social, Inc., Class A*	45,905,944

		261,317,448

	Asset Management & Custody Banks 2.8%
1,808,043	StepStone Group, Inc., Class A	64,619,457

	Automotive Parts & Equipment 2.9%
523,129	Fox Factory Holding Corp.*	27,239,327
758,035	XPEL, Inc.*	40,949,051

		68,188,378

	Broadline Retail 3.9%
849,721	Global-e Online Ltd.*	30,887,358
751,677	Ollie’s Bargain Outlet Holdings, Inc.*	59,810,939

		90,698,297

	Building Products 4.8%
623,245	AAON, Inc.	54,907,885
1,111,469	AZEK Co., Inc.*	55,817,973

		110,725,858

	Construction & Engineering 1.8%
748,334	Construction Partners, Inc., Class A*	42,018,954

	Distillers & Vintners 0.0%
1,188,084	Vintage Wine Estates, Inc.*	427,710

	Health Care Equipment 2.9%
220,234	Inspire Medical Systems, Inc.*	47,304,061
267,628	TransMedics Group, Inc.*	19,788,414

		67,092,475

	Health Care Facilities 4.2%
786,593	Ensign Group, Inc.	97,867,901

	Health Care Services 0.8%
824,664	Castle Biosciences, Inc.*	18,266,308

	Home Improvement Retail 2.5%
446,365	Floor & Decor Holdings, Inc., Class A*	57,857,831

	Homebuilding 2.1%
420,489	LGI Homes, Inc.*	48,932,305

	Human Resource & Employment Services 3.2%
436,282	Paylocity Holding Corp.*	74,979,424

	Industrial Machinery & Supplies & Components 6.0%
793,052	Helios Technologies, Inc.	35,441,494
821,290	Kornit Digital Ltd.*	14,881,775
332,111	RBC Bearings, Inc.*	89,786,209

		140,109,478

Shares		Value

	Insurance Brokers 1.4%
499,308	Goosehead Insurance, Inc., Class A*	$33,263,899

	IT Consulting & Other Services 4.7%
344,137	Globant SA*	69,481,261
3,257,401	Grid Dynamics Holdings, Inc.*	40,033,458

		109,514,719

	Leisure Products 1.6%
961,409	YETI Holdings, Inc.*	37,062,317

	Life Sciences Tools & Services 3.7%
210,473	Medpace Holdings, Inc.*	85,062,663

	Managed Health Care 4.1%
1,176,788	HealthEquity, Inc.*	96,061,204

	Other Specialty Retail 2.5%
325,686	Five Below, Inc.*	59,072,927

	Packaged Foods & Meats 1.8%
357,818	Freshpet, Inc.*	41,456,793

	Personal Care Products 3.6%
1,425,212	BellRing Brands, Inc.*	84,130,264

	Pharmaceuticals 2.0%
671,903	Intra-Cellular Therapies, Inc.*	46,495,688

	Regional Banks 3.5%
942,039	Pinnacle Financial Partners, Inc.	80,902,309

	Restaurants 2.2%
794,645	Dutch Bros, Inc., Class A*	26,223,285
249,504	Shake Shack, Inc., Class A*	25,955,901

		52,179,186

	Semiconductor Materials & Equipment 3.5%
464,163	Nova Ltd.*	82,333,233

	Semiconductors 0.9%
234,069	SiTime Corp.*	21,822,253

	Specialized Consumer Services 1.0%
2,956,334	Mister Car Wash, Inc.*	22,911,588

	Systems Software 4.9%
140,552	CyberArk Software Ltd.*	37,334,828
998,362	JFrog Ltd.*	44,147,568
668,955	Rapid7, Inc.*	32,805,553

		114,287,949

	Trading Companies & Distributors 4.9%
414,931	SiteOne Landscape Supply, Inc.*	72,426,206
363,253	Transcat, Inc.*	40,477,282

		112,903,488

	Total Common Stocks (cost $1,576,469,851)	2,282,344,478

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	PREFERRED STOCKS 1.2%

	Systems Software 0.5%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	$10,878,594

	Textiles 0.7%
611,205	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	17,168,748

	Total Preferred Stocks (cost $25,999,989)	28,047,342

	WARRANTS 0.2%

	Pharmaceuticals 0.2%
2,908,006	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	4,013,048

	Total Warrants (cost $1,411,160)	4,013,048

	Total Investments (cost $1,603,881,000) 99.4%	2,314,404,868

	Other Assets less Liabilities 0.6%	13,837,783

	Net Assets 100.0%	$2,328,242,651

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2024 amounted to approximately $32,060,390 and represented 1.38% of net assets.

‡‡Affiliated company (see Note 8).

See Notes to Financial Statements.

At March 31, 2024, the Wasatch Small Cap Growth Fund’s investments were in the following countries:

Country	%
Israel	7.1
United States	92.9

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Apparel Retail 1.0%
164,215	Boot Barn Holdings, Inc.*	$15,625,057

	Apparel, Accessories & Luxury Goods 1.6%
291,216	Carter’s, Inc.	24,660,171

	Application Software 2.2%
218,812	Five9, Inc.*	13,590,414
171,058	Guidewire Software, Inc.*	19,964,179

		33,554,593

	Asset Management & Custody Banks 6.0%
702,346	Artisan Partners Asset Management, Inc., Class A	32,146,376
454,422	Cohen & Steers, Inc.	34,940,508
227,445	Hamilton Lane, Inc., Class A	25,646,698

		92,733,582

	Automotive Parts & Equipment 0.9%
253,229	Fox Factory Holding Corp.*	13,185,634

	Automotive Retail 2.7%
936,977	Valvoline, Inc.*	41,761,065

	Broadline Retail 1.8%
345,922	Ollie’s Bargain Outlet Holdings, Inc.*	27,525,014

	Building Products 2.4%
1,089,248	Janus International Group, Inc.*	16,480,322
171,727	UFP Industries, Inc.	21,124,139

		37,604,461

	Cargo Ground Transportation 1.4%
37,119	Saia, Inc.*	21,714,615

	Construction & Engineering 1.4%
378,440	Granite Construction, Inc.	21,620,277

	Construction Machinery & Heavy Transportation Equipment 3.8%
464,120	Allison Transmission Holdings, Inc.	37,667,979
720,829	Wabash National Corp.	21,581,620

		59,249,599

	Education Services 2.1%
241,169	Grand Canyon Education, Inc.*	32,849,629

	Electronic Components 1.0%
652,401	Vishay Intertechnology, Inc.	14,796,455

	Electronic Manufacturing Services 3.1%
501,751	CTS Corp.	23,476,929
132,017	Fabrinet*	24,953,854

		48,430,783

	Financial Exchanges & Data 0.7%
1,755,786	Open Lending Corp., Class A*	10,991,220

	Health Care Facilities 2.9%
359,847	Ensign Group, Inc.	44,772,164

	Health Care Services 1.1%
924,515	Cross Country Healthcare, Inc.*	17,306,921

Shares		Value

	Health Care Supplies 1.7%
105,892	UFP Technologies, Inc.*	$26,705,962

	Homebuilding 4.1%
209,440	LGI Homes, Inc.*	24,372,533
446,965	Skyline Champion Corp.*	37,996,494

		62,369,027

	Industrial Machinery & Supplies & Components 6.1%
141,901	Albany International Corp., Class A	13,269,162
310,351	Helios Technologies, Inc.	13,869,586
147,447	Kadant, Inc.	48,377,361
102,423	Standex International Corp.	18,663,519

		94,179,628

	Investment Banking & Brokerage 1.9%
524,664	Moelis & Co., Class A	29,785,175

	Leisure Products 1.7%
663,137	YETI Holdings, Inc.*	25,563,931

	Life Sciences Tools & Services 1.7%
64,027	Medpace Holdings, Inc.*	25,876,512

	Managed Health Care 1.7%
320,678	HealthEquity, Inc.*	26,176,945

	Mortgage REITs 1.6%
1,814,442	Arbor Realty Trust, Inc.	24,041,357

	Oil & Gas Equipment & Services 2.2%
690,342	Cactus, Inc., Class A	34,579,231

	Oil & Gas Exploration & Production 4.6%
1,482,937	Magnolia Oil & Gas Corp., Class A	38,482,215
491,815	Matador Resources Co.	32,838,488

		71,320,703

	Other Specialty Retail 2.5%
1,954,315	Sally Beauty Holdings, Inc.*	24,272,593
146,375	Signet Jewelers Ltd.	14,647,746

		38,920,339

	Packaged Foods & Meats 1.5%
397,196	Cal-Maine Foods, Inc.	23,374,985

	Pharmaceuticals 1.0%
211,087	Intra-Cellular Therapies, Inc.*	14,607,220

	Property & Casualty Insurance 2.1%
501,321	Axis Capital Holdings Ltd.	32,595,891

	Regional Banks 10.9%
463,916	Axos Financial, Inc.*	25,070,021
826,673	Bank OZK	37,580,555
619,972	FB Financial Corp.	23,348,145
341,419	Hancock Whitney Corp.	15,718,931
477,509	Pinnacle Financial Partners, Inc.	41,008,473
382,542	ServisFirst Bancshares, Inc.	25,385,487

		168,111,612

	Research & Consulting Services 2.3%
233,737	ICF International, Inc.	35,207,804

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Self-Storage REITs 2.7%
1,050,186	National Storage Affiliates Trust	$41,125,284

	Semiconductor Materials & Equipment 3.6%
164,086	Nova Ltd.*	29,105,575
757,321	Veeco Instruments, Inc.*	26,634,979

		55,740,554

	Semiconductors 0.6%
101,905	SiTime Corp.*	9,500,603

	Specialized Consumer Services 0.9%
1,679,602	Mister Car Wash, Inc.*	13,016,916

	Specialty Chemicals 2.7%
326,935	Innospec, Inc.	42,154,999

	Steel 1.3%
338,695	Commercial Metals Co.	19,905,105

	Technology Distributors 1.5%
539,703	ScanSource, Inc.*	23,768,520

Shares		Value

	Transaction & Payment Processing Services 2.2%
303,766	Euronet Worldwide, Inc.*	$33,392,996

	Total Common Stocks (cost $1,100,047,008)	1,530,402,539

	Total Investments (cost $1,100,047,008) 99.2%	1,530,402,539

	Other Assets less Liabilities 0.8%	12,050,724

	Net Assets 100.0%	$1,542,453,263

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2024, the Wasatch Small Cap Value Fund’s investments were in the following countries:

Country	%
Israel	1.9
United States	98.1

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.1%

	Application Software 8.5%
321,308	Five9, Inc.*	$19,956,440
33,563	HubSpot, Inc.*	21,029,233
243,691	nCino, Inc.*	9,109,170
493,916	Q2 Holdings, Inc.*	25,960,225
363,292	Sprout Social, Inc., Class A*	21,692,165

		97,747,233

	Biotechnology 9.1%
2,052,191	C4 Therapeutics, Inc.*	16,766,401
297,731	Denali Therapeutics, Inc.*	6,109,440
232,195	Dyne Therapeutics, Inc.*	6,592,016
277,639	Exact Sciences Corp.*	19,173,749
744,314	Exagen, Inc.*	1,183,459
355,245	Immatics NV*	3,733,625
666,525	MacroGenics, Inc.*	9,811,248
760,856	Nkarta, Inc.*	8,224,853
872,052	Nurix Therapeutics, Inc.*	12,819,165
11,815,351	Sangamo Therapeutics, Inc.* ‡‡	7,918,648
161,878	Viking Therapeutics, Inc.*	13,273,996

		105,606,600

	Broadline Retail 1.4%
209,010	Ollie’s Bargain Outlet Holdings, Inc.*	16,630,926

	Building Products 2.4%
276,052	Trex Co., Inc.*	27,536,187

	Distillers & Vintners 0.0%
1,162,046	Vintage Wine Estates, Inc.*	418,337

	Distributors 1.8%
50,277	Pool Corp.	20,286,769

	Environmental & Facilities Services 1.4%
165,070	Casella Waste Systems, Inc., Class A*	16,320,471

	Financial Exchanges & Data 2.6%
80,382	MarketAxess Holdings, Inc.	17,623,753
1,904,300	Open Lending Corp., Class A*	11,920,918

		29,544,671

	Footwear 1.2%
389,720	On Holding AG, Class A*	13,788,294

	Health Care Equipment 6.8%
612,552	Artivion, Inc.*	12,961,600
663,014	AtriCure, Inc.*	20,168,886
128,923	Inspire Medical Systems, Inc.*	27,691,371
958,170	Silk Road Medical, Inc.*	17,553,675

		78,375,532

	Health Care Services 1.6%
852,916	Castle Biosciences, Inc.*	18,892,089

	Health Care Supplies 1.0%
5,876,599	Cerus Corp.*	11,106,772

	Home Improvement Retail 2.4%
211,766	Floor & Decor Holdings, Inc., Class A*	27,449,109

Shares		Value

	Homebuilding 2.8%
114,825	LGI Homes, Inc.*	$13,362,185
224,231	Skyline Champion Corp.*	19,061,878

		32,424,063

	Human Resource & Employment Services 3.4%
230,801	Paylocity Holding Corp.*	39,665,460

	Industrial Machinery & Supplies & Components 1.6%
67,544	RBC Bearings, Inc.*	18,260,520

	Insurance Brokers 0.9%
163,798	Goosehead Insurance, Inc., Class A*	10,912,223

	Internet Services & Infrastructure 1.2%
2,025,876	BigCommerce Holdings, Inc., Series 1*	13,958,286

	IT Consulting & Other Services 2.6%
128,781	Endava PLC, ADR*	4,898,829
123,410	Globant SA*	24,916,479

		29,815,308

	Managed Health Care 3.2%
458,525	HealthEquity, Inc.*	37,429,396

	Oil & Gas Exploration & Production 2.9%
639,532	Magnolia Oil & Gas Corp., Class A	16,595,855
246,471	Matador Resources Co.	16,456,869

		33,052,724

	Other Specialty Retail 2.3%
145,927	Five Below, Inc.*	26,468,239

	Packaged Foods & Meats 4.3%
425,353	Freshpet, Inc.*	49,281,399

	Personal Care Products 1.4%
273,690	BellRing Brands, Inc.*	16,155,921

	Pharmaceuticals 4.8%
123,519	Arvinas, Inc.*	5,098,864
4,572,052	Esperion Therapeutics, Inc.*	12,253,099
550,054	Intra-Cellular Therapies, Inc.*	38,063,737

		55,415,700

	Regional Banks 2.3%
586,318	Bank OZK	26,654,016

	Semiconductor Materials & Equipment 8.0%
81,866	BE Semiconductor Industries NV	12,540,112
363,787	Kulicke & Soffa Industries, Inc.	18,302,124
167,375	Nova Ltd.*	29,688,977
936,595	PDF Solutions, Inc.*	31,535,154

		92,066,367

	Semiconductors 5.1%
103,342	Impinj, Inc.*	13,270,146
24,056	Monolithic Power Systems, Inc.	16,296,016
208,109	Power Integrations, Inc.	14,890,199
158,992	SiTime Corp.*	14,822,824

		59,279,185

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Specialty Chemicals 2.8%
205,211	Balchem Corp.	$31,797,444

	Systems Software 6.0%
93,643	CyberArk Software Ltd.*	24,874,390
376,992	JFrog Ltd.*	16,670,587
124,883	Monday.com Ltd.*	28,207,323

		69,752,300

	Transaction & Payment Processing Services 2.3%
396,125	Shift4 Payments, Inc., Class A*	26,171,979

	Total Common Stocks (cost $867,001,864)	1,132,263,520

	PREFERRED STOCKS 1.2%

	Textiles 1.2%
509,338	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	14,307,304

	Total Preferred Stocks (cost $15,000,004)	14,307,304

	WARRANTS 0.4%

	Biotechnology 0.1%
3,026,385	Sangamo Therapeutics, Inc., expiring 9/26/2029* *** † ‡‡	635,541

	Insurance Brokers 0.1%
450,000	Hagerty, Inc., expiring 12/2/2026* *** §§	702,000

	Pharmaceuticals 0.2%
2,161,987	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	2,983,542

Shares		Value

	Pharmaceuticals 0.2% (continued)

	Total Warrants (cost $3,250,838)	$4,321,083

	Total Investments (cost $885,252,706) 99.7%§	1,150,891,907

	Other Assets less Liabilities 0.3%	3,578,447

	Net Assets 100.0%	$1,154,470,354

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2024 amounted to approximately $17,926,387 and represented 1.55% of net assets.

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.09%.

§§The aggregate value of illiquid holdings at March 31, 2024 amounted to approximately $702,000 and represented 0.06% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch Ultra Growth Fund’s investments were in the following countries:

Country	%
Germany	0.3
Israel	7.2
Netherlands	1.1
Switzerland	1.2
United Kingdom	0.4
United States	89.8

TOTAL	100.0%

Wasatch U.S. Select Fund (WAUSX / WGUSX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.3%

	Aerospace & Defense 3.3%
5,866	HEICO Corp., Class A	$903,012

	Application Software 20.3%
2,082	ANSYS, Inc.*	722,787
7,151	Guidewire Software, Inc.*	834,593
1,136	HubSpot, Inc.*	711,772
5,603	Procore Technologies, Inc.*	460,399
2,078	Roper Technologies, Inc.	1,165,426
2,045	Tyler Technologies, Inc.*	869,145
3,141	Workday, Inc., Class A*	856,708

		5,620,830

	Asset Management & Custody Banks 3.2%
7,864	Hamilton Lane, Inc., Class A	886,745

	Automotive Retail 3.5%
21,590	Valvoline, Inc.*	962,266

	Building Products 2.6%
7,137	Trex Co., Inc.*	711,916

	Cargo Ground Transportation 2.9%
3,666	Old Dominion Freight Line, Inc.	803,990

	Distributors 3.1%
2,132	Pool Corp.	860,262

	Diversified Support Services 4.0%
19,416	Copart, Inc.*	1,124,575

	Electrical Components & Equipment 4.1%
6,244	AMETEK, Inc.	1,142,028

	Electronic Components 4.4%
10,511	Amphenol Corp., Class A	1,212,444

	Electronic Equipment & Instruments 2.5%
4,049	Novanta, Inc.*	707,644

	Financial Exchanges & Data 5.1%
2,561	MarketAxess Holdings, Inc.	561,499
2,745	Morningstar, Inc.	846,476

		1,407,975

	Health Care Equipment 1.4%
1,878	Inspire Medical Systems, Inc.*	403,376

	Health Care Facilities 3.8%
8,589	Ensign Group, Inc.	1,068,643

	Home Improvement Retail 2.7%
5,855	Floor & Decor Holdings, Inc., Class A*	758,925

	Human Resource & Employment Services 3.0%
4,929	Paylocity Holding Corp.*	847,098

Shares		Value

	Industrial Machinery & Supplies & Components 3.0%
3,097	RBC Bearings, Inc.*	$837,274

	IT Consulting & Other Services 2.3%
3,136	Globant SA*	633,158

	Life Sciences Tools & Services 6.0%
2,709	ICON PLC*	910,089
1,840	Medpace Holdings, Inc.*	743,636

		1,653,725

	Managed Health Care 4.2%
14,451	HealthEquity, Inc.*	1,179,635

	Other Specialty Retail 2.1%
3,188	Five Below, Inc.*	578,239

	Personal Care Products 3.1%
14,381	BellRing Brands, Inc.*	848,910

	Semiconductors 2.0%
813	Monolithic Power Systems, Inc.	550,742

	Specialty Chemicals 2.7%
4,767	Balchem Corp.	738,647

	Transaction & Payment Processing Services 4.0%
6,874	Block, Inc.*	581,403
7,904	Shift4 Payments, Inc., Class A*	522,217

		1,103,620

	Total Common Stocks (cost $22,644,356)	27,545,679

	Total Investments (cost $22,644,356) 99.3%	27,545,679

	Other Assets less Liabilities 0.7%	185,960

	Net Assets 100.0%	$27,731,639

	*Non-income producing.

	See Notes to Financial Statements.

At March 31, 2024, the Wasatch U.S. Select Fund’s investments were in the following countries:

Country	%
Ireland	3.3
United States	96.7

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2024 (Unaudited)

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.6%
$60,100,000	U.S. Treasury Bond, 1.25%, 5/15/50	$30,808,293
79,500,000	U.S. Treasury Bond, 1.375%, 8/15/50	42,075,996
95,600,000	U.S. Treasury Bond, 1.875%, 11/15/51	57,382,407
108,000,000	U.S. Treasury STRIPS Principal, 0.00%, 8/15/47	38,254,986
33,700,000	U.S. Treasury STRIPS Principal, 2.00%, 8/15/51	10,376,302
35,200,000	U.S. Treasury STRIPS Principal, 3.625%, 5/15/53	10,351,283

	Total U.S. Government Obligations (cost $225,548,606)	189,249,267

	Total Investments (cost $225,548,606) 99.6%	189,249,267

	Other Assets less Liabilities 0.4%	846,881

	Net Assets 100.0%	$190,096,148

	See Notes to Financial Statements.

Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$2,904,999,526	$357,728,724	$443,470,987
Affiliated issuers[1]	36,809,552	—	—

	$2,941,809,078	$357,728,724	$443,470,987

Investments, at market value
Unaffiliated issuers	$4,240,583,632	$580,380,814	$452,070,230
Affiliated issuers[1]	47,919,797	—	—

	4,288,503,429	580,380,814	452,070,230
Cash	68,289,320	20,871,096	3,628,784
Foreign currency on deposit (cost of $0, $2,258,976, $0, $69,373, $2, $10,412, $0 and $67,323, respectively)	—	2,258,927	—
Receivable for investment securities sold	2,770,574	4,383,748	454,859
Capital shares receivable	18,794,976	607,984	1,417,542
Interest and dividends receivable	2,419,788	271,295	430,729
Prepaid expenses and other assets	111,948	27,874	33,919

Total Assets	4,380,890,035	608,801,738	458,036,063

Liabilities:
Bank overdraft	—	—	—
Bank overdraft of foreign currency (cost of $0, $0, $624,390, $0, $0, $0, $0 and $0, respectively)	—	—	623,371
Payable for securities purchased	17,038,012	3,221,323	81,095
Capital shares payable	1,741,627	488,405	502,787
Dividends payable to shareholders	—	—	—
Payable to Advisor	3,597,314	616,650	380,455
Accrued fund administration fees	66,288	8,884	9,280
Accrued expenses and other liabilities	415,480	142,351	104,846
Foreign capital gains taxes payable	—	19,687,375	553,154

Total Liabilities	22,858,721	24,164,988	2,254,988

Commitments and contingent liabilities
Net Assets	$4,358,031,314	$584,636,750	$455,781,075

Net Assets Consist of:
Capital stock	$478,444	$948,392	$276,767
Paid-in-capital in excess of par	2,893,780,032	377,357,526	531,845,989
Distributable earnings (accumulated loss)	1,463,772,838	206,330,832	(76,341,681)

Net Assets	$4,358,031,314	$584,636,750	$455,781,075

Net Assets
Investor Class	2,009,606,671	278,112,842	60,121,232
Institutional Class	2,348,424,643	306,523,908	395,659,843

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	22,292,734	45,471,468	3,736,510
Institutional Class	25,551,635	49,367,698	23,940,169

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$90.15	$6.12	$16.09

Institutional Class	$91.91	$6.21	$16.53

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2024 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$204,892,852	$28,936,990	$148,302,199	$13,283,795	$121,652,913
—	—	—	—	—

$204,892,852	$28,936,990	$148,302,199	$13,283,795	$121,652,913

$341,861,268	$38,104,238	$201,914,639	$16,467,465	$146,611,140
—	—	—	—	—

341,861,268	38,104,238	201,914,639	16,467,465	146,611,140
1,382,140	354,784	525,397	—	2,521,807

69,373	2	10,385	—	67,148
2,696,536	390,679	1,378,187	—	698,531
153,324	3	8,029	—	4,203
306,431	28,152	239,285	11,245	716,527
28,651	25,266	22,265	20,561	28,702

346,497,723	38,903,124	204,098,187	16,499,271	150,648,058

—	—	—	47,127	—

—	—	—	—	—
517,657	160,758	1,204,131	—	170,193
97,635	4,520	52,225	—	100,047
—	—	—	—	28,524
475,573	45,202	211,011	1,561	101,225
7,244	—	3,013	—	2,920
138,140	69,681	70,319	38,338	143,389
5,216,573	476,998	763,440	21,007	—

6,452,822	757,159	2,304,139	108,033	546,298

$340,044,901	$38,145,965	$201,794,048	$16,391,238	$150,101,760

$1,146,000	$115,004	$463,137	$13,427	$160,969
215,793,287	131,765,751	141,814,843	15,425,649	283,520,808
123,105,614	(93,734,790)	59,516,068	952,162	(133,580,017)

$340,044,901	$38,145,965	$201,794,048	$16,391,238	$150,101,760

127,196,954	32,911,782	120,663,459	4,832,890	115,632,795
212,847,947	5,234,183	81,130,589	11,558,348	34,468,965

43,249,149	9,948,371	27,823,406	400,895	12,394,904
71,350,873	1,552,027	18,490,284	941,814	3,701,960

$2.94	$3.31	$4.34	$12.06	$9.33

$2.98	$3.37	$4.39	$12.27	$9.31

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Assets:
Investments, at cost
Unaffiliated issuers	$6,167,488	$275,645,745	$204,136,839
Affiliated issuers[1]	—	—	—

	$6,167,488	$275,645,745	$204,136,839

Investments, at market value
Unaffiliated issuers	$3,667,301	$382,820,072	$294,181,743
Affiliated issuers[1]	—	—	—

	3,667,301	382,820,072	294,181,743
Cash	471,297	1,653,270	636,028
Foreign currency on deposit (cost of $0, $136,741, $28,537, $0, $0, $0, $2 and $0, respectively)	—	136,502	28,582
Receivable for investment securities sold	—	—	205,044
Capital shares receivable	50	116,128	44,433
Interest and dividends receivable	1,145	990,126	754,281
Receivable from Investment Advisor	7,971	—	—
Prepaid expenses and other assets	20,437	24,897	29,628

Total Assets	4,168,201	385,740,995	295,879,739

Liabilities:
Securities sold short, at value (proceeds of $0, $0, $0, $0, $24,379,485, $0, $0 and $0, respectively)	—	—	—
Payable for securities purchased	—	740,526	—
Capital shares payable	—	1,098,379	239,942
Payable to Advisor	—	408,909	438,698
Accrued fund administration fees	—	11,696	6,382
Accrued expenses and other liabilities	34,659	161,759	135,097
Foreign capital gains taxes payable	—	1,333,316	930,804
Dividends payable on securities sold short	—	—	—

Total Liabilities	34,659	3,754,585	1,750,923

Commitments and contingent liabilities
Net Assets	$4,133,542	$381,986,410	$294,128,816

Net Assets Consist of:
Capital stock	$9,282	$160,580	$935,902
Paid-in-capital in excess of par	11,024,133	265,841,136	264,978,192
Distributable earnings (accumulated loss)	(6,899,873)	115,984,694	28,214,722

Net Assets	$4,133,542	$381,986,410	$294,128,816

Net Assets
Investor Class	1,735,179	215,784,423	54,474,854
Institutional Class	2,398,363	166,201,987	239,653,962

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	389,034	9,110,931	17,579,267
Institutional Class	539,156	6,947,042	76,010,886

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$4.46	$23.68	$3.10

Institutional Class	$4.45	$23.92	$3.15

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2024 (Unaudited)

International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$3,567,419	$59,218,211	$506,890,131	$216,620,833	$1,585,881,013
—	—	—	3,333,773	17,999,987

$3,567,419	$59,218,211	$506,890,131	$219,954,606	$1,603,881,000

$4,215,169	$72,013,615	$654,138,799	$306,735,751	$2,297,236,120
—	—	—	3,258,720	17,168,748

4,215,169	72,013,615	654,138,799	309,994,471	2,314,404,868
136,038	20,702,898	15,380,477	7,620,163	15,071,144

—	—	—	2	—
—	1,709,052	5,632,282	383,526	12,153,003
—	504,632	278,315	412,447	786,574
9,871	21,824	317,599	341,128	47,196
8,169	—	—	—	—
17,948	19,622	27,132	22,845	71,307

4,387,195	94,971,643	675,774,604	318,774,582	2,342,534,092

—	24,948,246	—	—	—
—	60,610	6,715,196	1,273,150	10,278,773
—	15,113	756,915	74,346	1,738,037
—	69,872	830,993	394,772	1,935,873
—	528	15,795	7,042	52,294
32,897	40,108	162,075	103,356	286,464
—	—	—	53,420	—
—	6,416	—	—	—

32,897	25,140,893	8,480,974	1,906,086	14,291,441

$4,354,298	$69,830,750	$667,293,630	$316,868,496	$2,328,242,651

$3,695	$47,948	$879,746	$877,379	$611,389
4,880,598	56,415,624	666,256,461	262,878,882	1,938,853,333
(529,995)	13,367,178	157,423	53,112,235	388,777,929

$4,354,298	$69,830,750	$667,293,630	$316,868,496	$2,328,242,651

2,574,138	38,120,388	583,029,807	264,914,413	904,635,971
1,780,160	31,710,362	84,263,823	51,954,083	1,423,606,680

220,122	2,623,237	76,875,395	73,441,437	24,027,344
149,345	2,171,575	11,099,199	14,296,419	37,111,526

$11.69	$14.53	$7.58	$3.61	$37.65

$11.92	$14.60	$7.59	$3.63	$38.36

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$1,100,047,008	$825,882,011	$22,644,356
Affiliated issuers[1]	—	59,370,695	—

	$1,100,047,008	$885,252,706	$22,644,356

Investments, at market value
Unaffiliated issuers	$1,530,402,539	$1,128,030,413	$27,545,679
Affiliated issuers[1]	—	22,861,494	—

	1,530,402,539	1,150,891,907	27,545,679
Cash	21,810,460	5,475,662	210,536
Foreign currency on deposit (cost of $0, $20, $0 and $0, respectively)	—	20	—
Receivable for investment securities sold	—	7,571,438	—
Capital shares receivable	1,866,791	624,034	—
Interest and dividends receivable	623,872	102,827	7,010
Prepaid expenses and other assets	71,490	39,404	13,050

Total Assets	1,554,775,152	1,164,705,292	27,776,275

Liabilities:
Payable for securities purchased	9,316,812	7,846,040	—
Capital shares payable	1,483,799	1,038,261	—
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,265,832	975,434	8,390
Accrued fund administration fees	33,936	36,483	155
Accrued expenses and other liabilities	221,510	338,720	36,091

Total Liabilities	12,321,889	10,234,938	44,636

Commitments and contingent liabilities
Net Assets	$1,542,453,263	$1,154,470,354	$27,731,639

Net Assets Consist of:
Capital stock	$1,401,151	$342,233	$18,551
Paid-in-capital in excess of par	1,027,241,177	1,048,120,212	23,122,491
Distributable earnings (accumulated loss)	513,810,935	106,007,909	4,590,597

Net Assets	$1,542,453,263	$1,154,470,354	$27,731,639

Net Assets
Investor Class	639,741,474	800,279,131	9,813,381
Institutional Class	902,711,789	354,191,223	17,918,258

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	58,505,405	23,754,851	657,299
Institutional Class	81,609,664	10,468,496	1,197,822

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$10.93	$33.69	$14.93

Institutional Class	$11.06	$33.83	$14.96

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2024 (Unaudited)

U.S. Treasury Fund

$225,548,606
—

$225,548,606

$189,249,267
—

189,249,267
764,060
—
—
55,648
1,102,531
22,469

191,193,975

—
816,823
100,483
80,911
8,231
91,379

1,097,827

$190,096,148

$167,005
380,388,822
(190,459,679)

$190,096,148

190,096,148
—

16,700,516
—

$11.38

$—

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$1,791,231	$502,675	$188,729
Dividends[1]
Unaffiliated issuers	11,697,127	453,246	984,469
Affiliated issuers	1,556,849	—	—

Total investment income	15,045,207	955,921	1,173,198

Expenses:
Investment advisory fees	18,492,747	3,594,941	2,212,795
Shareholder servicing fees — Investor Class	977,165	170,247	64,051
Shareholder servicing fees — Institutional Class	22,198	14,012	3,991
Fund administration fees	177,806	31,184	26,719
Fund accounting fees	128,369	25,935	22,658
Reports to shareholders — Investor Class	91,083	19,114	5,025
Reports to shareholders — Institutional Class	92,529	11,199	25,189
Custody fees	20,778	119,608	62,429
Federal and state registration fees — Investor Class	25,713	13,533	10,670
Federal and state registration fees — Institutional Class	34,458	12,147	18,752
Legal fees	103,522	17,304	13,992
Trustees’ fees	215,164	36,263	29,321
Interest	32,541	6,692	16,397
Audit fees	20,881	20,881	20,881
Other expenses	82,471	23,347	15,314

Total expenses before reimbursement	20,517,425	4,116,407	2,548,184
Reimbursement of expenses by Advisor	(58,131)	—	—

Net Expenses	20,459,294	4,116,407	2,548,184

Net Investment Income (Loss)	(5,414,087)	(3,160,486)	(1,374,986)

Realized Gain (Loss):
Investments sold	182,323,330	19,741,532	(26,561,141)
Foreign currency transactions	—	(145,014)	(103,134)
Foreign capital gains taxes	—	(1,395,391)	(21,464)

Net realized gain (loss)	182,323,330	18,201,127	(26,685,739)

Change in Unrealized Appreciation (Depreciation):
Investments	567,781,848	33,687,625	65,939,411
Investments in affiliates	11,110,245	—	—
Foreign currency translations	—	(1,189)	(3,972)
Deferred foreign capital gains taxes	—	(4,483,354)	488,939

Net change in unrealized appreciation	578,892,093	29,203,082	66,424,378

Net gain on investments	761,215,423	47,404,209	39,738,639

Net Increase in Net Assets Resulting from Operations	$755,801,336	$44,243,723	$38,363,653

[1]	Net of $0, $126,130, $121,116, $164,857, $17,824, $29,857, $1,831 and $161,961 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2024 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$73,786	$10,248	$45,564	$2,201	$76,948

1,199,861	139,849	489,137	30,777	2,484,688
—	—	—	—	—

1,273,647	150,097	534,701	32,978	2,561,636

2,821,574	296,582	1,226,772	65,434	651,903
124,647	35,405	76,647	10,270	82,729
1,701	1,385	1,689	3,505	1,551
22,463	4,125	12,363	2,268	9,292
19,055	7,520	13,324	6,773	12,243
10,701	6,587	9,730	5,806	11,299
13,415	2,034	6,350	1,476	3,195
76,098	26,023	20,794	2,887	10,158
11,208	8,266	7,118	10,146	8,882
12,320	7,878	9,341	8,509	11,687
10,866	1,169	5,957	524	4,661
22,838	2,345	12,361	971	9,696
30,358	904	2,640	834	1,706
20,881	20,881	20,881	20,881	20,881
23,289	6,859	9,043	4,723	7,791

3,221,414	427,963	1,435,010	145,007	847,674
(25,083)	(45,214)	(17,227)	(61,612)	(73,845)

3,196,331	382,749	1,417,783	83,395	773,829

(1,922,684)	(232,652)	(883,082)	(50,417)	1,787,807

(1,931,495)	1,518,859	10,360,040	(359,194)	1,996,052
(26,992)	(3,476)	(19,341)	(341)	(7,990)
(361,845)	(7,357)	(46,993)	—	—

(2,320,332)	1,508,026	10,293,706	(359,535)	1,988,062

36,877,036	3,921,223	19,614,160	2,845,536	11,567,042
—	—	—	—	—
(5,010)	20	(415)	143	(4,909)
(1,940,792)	51,293	1,305	10,976	—

34,931,234	3,972,536	19,615,050	2,856,655	11,562,133

32,610,902	5,480,562	29,908,756	2,497,120	13,550,195

$30,688,218	$5,247,910	$29,025,674	$2,446,703	$15,338,002

Wasatch Funds

Statements of Operations (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Investment Income:
Interest	$5,724	$152,643	$107,961
Dividends[1]
Unaffiliated issuers	11,875	1,904,082	1,324,387

Total investment income	17,599	2,056,725	1,432,348

Expenses:
Investment advisory fees	20,002	2,593,989	2,527,006
Shareholder servicing fees — Investor Class	11,735	152,643	36,858
Shareholder servicing fees — Institutional Class	1,782	3,104	119,011
Fund administration fees	3,284	29,580	21,651
Fund accounting fees	6,360	23,986	17,440
Reports to shareholders — Investor Class	5,916	15,549	3,584
Reports to shareholders — Institutional Class	889	7,203	18,049
Custody fees	1,813	52,635	40,994
Federal and state registration fees — Investor Class	7,824	10,781	8,428
Federal and state registration fees — Institutional Class	7,849	10,532	11,660
Legal fees	198	14,460	9,332
Trustees’ fees	296	30,795	19,934
Dividends on securities sold short	—	—	—
Interest	132	29,851	11,678
Audit fees	20,881	20,881	20,881
Other expenses	4,722	24,416	23,175

Total expenses before reimbursement	93,683	3,020,405	2,889,681
Reimbursement of expenses by Advisor	(66,479)	(17,094)	(39,239)

Net Expenses	27,204	3,003,311	2,850,442

Net Investment Loss	(9,605)	(946,586)	(1,418,094)

Realized Gain (Loss):
Investments sold	(217,753)	18,819,424	(17,058,181)
Investments in affiliates	—	—	—
Foreign currency transactions	(509)	(22,922)	22,637
Net realized gain on short positions	—	—	—
Foreign capital gains taxes	—	(122,562)	(273,306)

Net realized gain (loss)	(218,262)	18,673,940	(17,308,850)

Change in Unrealized Appreciation (Depreciation):
Investments	(91,160)	21,041,586	56,150,753
Investments in affiliates	—	—	—
Foreign currency translations	9	13,322	3,511
Short positions	—	—	—
Deferred foreign capital gains taxes	—	43,971	236,777

Net change in unrealized appreciation (depreciation)	(91,151)	21,098,879	56,391,041

Net gain (loss) on investments	(309,413)	39,772,819	39,082,191

Net Increase (Decrease) in Net Assets Resulting from Operations	$(319,018)	$38,826,233	$37,664,097

[1]	Net of $557, $202,966, $121,910, $1,098, $0, $0, $(965) and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2024 (Unaudited)

International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$3,130	$286,590	$225,785	$156,815	$792,373

8,534	140,118	994,441	1,346,551	1,517,010

11,664	426,708	1,220,226	1,503,366	2,309,383

16,799	288,733	4,493,567	2,161,830	10,843,384
11,027	19,933	263,864	160,150	440,612
2,292	3,500	1,365	1,487	13,916
2,264	1,891	32,210	16,450	114,357
6,335	7,884	28,439	16,879	85,103
5,870	7,955	30,126	17,789	40,533
917	316	3,958	2,569	71,808
2,218	2,279	7,673	16,176	14,430
8,432	8,642	11,893	11,760	18,299
8,389	8,879	8,717	8,927	29,959
196	1,167	18,522	8,929	65,953
289	2,312	38,868	18,717	138,418
—	88,692	—	—	—
504	64,692	7,770	3,869	27,011
20,881	20,881	20,881	20,881	20,881
3,117	3,577	21,312	12,710	58,914

89,530	531,333	4,989,165	2,479,123	11,983,578
(65,065)	(7,001)	—	(9,824)	(89,427)

24,465	524,332	4,989,165	2,469,299	11,894,151

(12,801)	(97,624)	(3,768,939)	(965,933)	(9,584,768)

(134,677)	1,144,137	13,644,653	12,141,149	(30,396,690)
—	—	—	(140,271)	—
(68)	—	(1,293)	5,330	—
—	615,239	—	—	—
—	—	—	—	—

(134,745)	1,759,376	13,643,360	12,006,208	(30,396,690)

694,474	12,763,424	125,916,085	45,401,827	347,413,911
—	—	—	278,853	30,982,548
127	—	1	467	—
—	(3,631,276)	—	—	—
—	—	—	(53,420)	—

694,601	9,132,148	125,916,086	45,627,727	378,396,459

559,856	10,891,524	139,559,446	57,633,935	347,999,769

$547,055	$10,793,900	$135,790,507	$56,668,002	$338,415,001

Wasatch Funds

Statements of Operations (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund

Investment Income:
Interest	$508,660	$144,186	$10,884
Dividends[1]
Unaffiliated issuers	9,350,024	1,548,266	30,049

Total investment income	9,858,684	1,692,452	40,933

Expenses:
Investment advisory fees	6,756,694	5,601,717	74,170
Shareholder servicing fees — Investor Class	306,506	668,332	12,507
Shareholder servicing fees — Institutional Class	4,727	2,181	2,169
Fund administration fees	68,593	64,852	840
Fund accounting fees	53,253	51,131	6,705
Reports to shareholders — Investor Class	34,077	45,023	4,931
Reports to shareholders — Institutional Class	32,196	20,815	1,865
Custody fees	11,575	10,240	1,684
Federal and state registration fees — Investor Class	20,297	15,337	7,888
Federal and state registration fees — Institutional Class	19,658	12,072	8,387
Legal fees	40,220	36,617	420
Trustees’ fees	84,471	77,593	857
Interest	45,830	51,245	142
Audit fees	20,881	20,881	20,881
Other expenses	36,862	39,727	1,163

Total expenses before reimbursement	7,535,840	6,717,763	144,609
Reimbursement of expenses by Advisor	(44,473)	(43,174)	(55,183)

Net Expenses	7,491,367	6,674,589	89,426

Net Investment Income (Loss)	2,367,317	(4,982,137)	(48,493)

Realized Gain (Loss):
Investments sold	101,653,999	(13,931,570)	(19,844)
Investments in affiliates	—	(5,920,865)	—
Foreign currency transactions	—	(9,834)	—

Net realized gain (loss)	101,653,999	(19,862,269)	(19,844)

Change in Unrealized Appreciation:
Investments	194,680,272	259,231,193	3,980,197
Investments in affiliates	—	28,281,698	—

Net change in unrealized appreciation	194,680,272	287,512,891	3,980,197

Net gain on investments	296,334,271	267,650,622	3,960,353

Net Increase in Net Assets Resulting from Operations	$298,701,588	$262,668,485	$3,911,860

[1]	Net of $0, $0, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2024 (Unaudited)

U.S. Treasury Fund

$4,051,990

—

4,051,990

517,490
131,643
—
12,878
12,084
17,777
—
1,963
17,903
—
7,416
15,653
3,251
20,881
8,404

767,343
—

767,343

3,284,647

(75,532,199)
—
—

(75,532,199)

89,753,597
—

89,753,597

14,221,398

$17,506,045

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

Operations:
Net investment loss	$(5,414,087)	$(14,228,770)	$(3,160,486)	$(4,173,349)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	182,323,330	(37,483,618)	18,201,127	17,288,830
Change in unrealized appreciation on investments, foreign currency translations and deferred foreign capital gains taxes	578,892,093	599,302,291	29,203,082	8,278,286

Net increase in net assets resulting from operations	755,801,336	547,589,903	44,243,723	21,393,767

Distributions to shareholders from distributable earnings
Investor Class	—	(10,015,380)	(11,365,507)	(2,530,535)
Institutional Class	—	(8,797,567)	(12,771,820)	(3,141,875)

Capital share transactions:
Investor Class
Shares sold	267,164,341	205,760,122	45,282,223	70,967,363
Shares issued to holders in reinvestment of dividends	—	9,663,297	11,221,774	2,518,483
Shares redeemed	(211,303,150)	(254,416,109)	(41,758,838)	(55,755,585)
Redemption fees	38,592	31,821	15,839	58,675

Net increase (decrease)	55,899,783	(38,960,869)	14,760,998	17,788,936

Institutional Class
Shares sold	512,498,137	478,434,862	34,649,291	63,515,860
Shares issued to holders in reinvestment of dividends	—	8,404,896	11,967,778	2,783,843
Shares redeemed	(185,126,876)	(389,845,088)	(35,889,242)	(102,365,815)
Redemption fees	7,842	17,880	—	4,896

Net increase (decrease)	327,379,103	97,012,550	10,727,827	(36,061,216)

Total increase (decrease) in net assets	1,139,080,222	586,828,637	45,595,221	(2,550,923)

Net assets:
Beginning of period	3,218,951,092	2,632,122,455	539,041,529	541,592,452

End of period	$4,358,031,314	$3,218,951,092	$584,636,750	$539,041,529

Capital share transactions — shares:
Investor Class
Shares sold	3,269,907	2,896,074	7,434,462	12,661,811
Shares issued to holders in reinvestment of dividends	—	146,814	1,842,656	454,600
Shares redeemed	(2,615,194)	(3,629,021)	(6,896,180)	(10,197,681)

Net increase (decrease) in shares outstanding	654,713	(586,133)	2,380,938	2,918,730

Institutional Class
Shares sold	6,100,175	6,582,658	5,639,602	11,006,780
Shares issued to holders in reinvestment of dividends	—	125,409	1,936,534	496,229
Shares redeemed	(2,201,002)	(5,586,198)	(5,843,503)	(18,528,379)

Net increase (decrease) in shares outstanding	3,899,173	1,121,869	1,732,633	(7,025,370)

See Notes to Financial Statements.

MARCH 31, 2024 (Unaudited)

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

$(1,374,986)	$(407,315)	$(1,922,684)	$(2,161,746)	$(232,652)	$(317,752)
(26,685,739)	(12,920,311)	(2,320,332)	(4,446,610)	1,508,026	(2,404,339)
66,424,378	47,728,781	34,931,234	51,072,192	3,972,536	8,205,014

38,363,653	34,401,155	30,688,218	44,463,836	5,247,910	5,482,923

—	—	—	(4,637,409)	—	—
—	—	—	(6,561,216)	—	—

9,275,219	27,199,931	5,925,161	12,204,101	1,056,786	2,419,428
—	—	—	4,508,533	—	—
(13,895,130)	(25,526,941)	(22,159,443)	(50,862,341)	(3,685,724)	(6,268,489)
429	14,784	397	1,919	1,903	763

(4,619,482)	1,687,774	(16,233,885)	(34,147,788)	(2,627,035)	(3,848,298)

61,504,349	177,284,054	17,772,769	44,585,663	878,034	524,186
—	—	—	6,409,243	—	—
(91,751,017)	(104,582,899)	(28,039,191)	(92,152,531)	(360,769)	(7,698,689)
130	9,515	—	189	186	—

(30,246,538)	72,710,670	(10,266,422)	(41,157,436)	517,451	(7,174,503)

3,497,633	108,799,599	4,187,911	(42,040,013)	3,138,326	(5,539,878)

452,283,442	343,483,843	335,856,990	377,897,003	35,007,639	40,547,517

$455,781,075	$452,283,442	$340,044,901	$335,856,990	$38,145,965	$35,007,639

589,683	1,822,227	2,082,448	4,593,516	341,206	887,606
—	—	—	1,747,493	—	—
(890,005)	(1,725,509)	(7,844,517)	(19,331,821)	(1,238,802)	(2,363,897)

(300,322)	96,718	(5,762,069)	(12,990,812)	(897,596)	(1,476,291)

3,883,617	11,715,079	6,140,272	16,640,314	294,279	182,614
—	—	—	2,455,649	—	—
(5,938,366)	(7,015,055)	(9,641,290)	(34,198,393)	(126,984)	(3,003,418)

(2,054,749)	4,700,024	(3,501,018)	(15,102,430)	167,295	(2,820,804)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

Operations:
Net investment income (loss)	$(883,082)	$(1,599,068)	$(50,417)	$(43,283)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	10,293,706	(860,699)	(359,535)	(239,898)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	19,615,050	22,727,128	2,856,655	2,502,340

Net increase (decrease) in net assets resulting from operations	29,025,674	20,267,361	2,446,703	2,219,159

Distributions to shareholders from distributable earnings
Investor Class	—	(2,469,318)	—	—
Institutional Class	—	(1,256,428)	—	—

Capital share transactions:
Investor Class
Shares sold	5,345,753	15,177,039	232,549	742,409
Shares issued to holders in reinvestment of dividends	—	2,451,806	—	—
Shares redeemed	(19,400,145)	(17,931,633)	(754,725)	(657,559)
Redemption fees	559	16,218	4	44

Net increase (decrease)	(14,053,833)	(286,570)	(522,172)	84,894

Institutional Class
Shares sold	13,636,435	16,220,644	267,331	1,442,045
Shares issued to holders in reinvestment of dividends	—	1,232,291	—	—
Shares redeemed	(13,584,215)	(9,258,774)	(312,960)	(1,941,141)
Redemption fees	56	7,159	—	—

Net increase (decrease)	52,276	8,201,320	(45,629)	(499,096)

Total increase (decrease) in net assets	15,024,117	24,456,365	1,878,902	1,804,957

Net assets:
Beginning of period	186,769,931	162,313,566	14,512,336	12,707,379

End of period	$201,794,048	$186,769,931	$16,391,238	$14,512,336

Capital share transactions — shares:
Investor Class
Shares sold	1,310,720	3,976,976	21,201	71,179
Shares issued to holders in reinvestment of dividends	—	681,057	—	—
Shares redeemed	(4,908,815)	(4,819,099)	(70,539)	(66,153)

Net increase (decrease) in shares outstanding	(3,598,095)	(161,066)	(49,338)	5,026

Institutional Class
Shares sold	3,395,782	4,268,507	23,078	135,077
Shares issued to holders in reinvestment of dividends	—	338,542	—	—
Shares redeemed	(3,186,457)	(2,481,754)	(30,135)	(187,359)

Net increase (decrease) in shares outstanding	209,325	2,125,295	(7,057)	(52,282)

See Notes to Financial Statements.

MARCH 31, 2024 (Unaudited)

Global Value Fund		Greater China Fund		International Growth Fund
Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

$1,787,807	$4,098,242	$(9,605)	$(11,855)	$(946,586)	$663,600
1,988,062	1,253,797	(218,262)	(866,240)	18,673,940	8,973,171

11,562,133	13,375,794	(91,151)	22,225	21,098,879	45,406,451

15,338,002	18,727,833	(319,018)	(855,870)	38,826,233	55,043,222

(1,647,003)	(10,067,943)	(4,125)	(141,340)	—	—
(506,331)	(1,984,214)	(6,031)	(182,828)	—	—

2,209,903	14,508,523	428,915	2,706,778	7,265,524	21,529,056
1,596,118	9,793,517	4,122	136,465	—	—
(10,926,567)	(21,196,441)	(320,389)	(2,569,096)	(43,424,321)	(94,366,997)
1,585	1,465	991	735	149,435	4,094

(7,118,961)	3,107,064	113,639	274,882	(36,009,362)	(72,833,847)

6,025,080	27,828,434	489,795	221,271	12,255,092	50,417,754
505,906	1,981,574	6,031	182,828	—	—
(6,734,674)	(13,918,802)	(216,680)	(244,872)	(87,591,213)	(177,515,926)
—	—	—	—	(149,059)	288

(203,688)	15,891,206	279,146	159,227	(75,485,180)	(127,097,884)

5,862,019	25,673,946	63,611	(745,929)	(72,668,309)	(144,888,509)

144,239,741	118,565,795	4,069,931	4,815,860	454,654,719	599,543,228

$150,101,760	$144,239,741	$4,133,542	$4,069,931	$381,986,410	$454,654,719

247,051	1,623,915	96,871	385,915	317,340	941,753
174,607	1,121,963	894	21,457	—	—
(1,241,142)	(2,402,888)	(69,775)	(401,094)	(1,905,542)	(4,199,293)

(819,484)	342,990	27,990	6,278	(1,588,202)	(3,257,540)

689,612	3,119,622	108,411	36,679	526,578	2,174,266
55,410	227,804	1,311	28,929	—	—
(764,690)	(1,576,669)	(48,559)	(39,340)	(3,834,469)	(7,760,428)

(19,668)	1,770,757	61,163	26,268	(3,307,891)	(5,586,162)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Opportunities Fund		International Select Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

Operations:
Net investment loss	$(1,418,094)	$(1,850,491)	$(12,801)	$(13,326)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(17,308,850)	(2,911,427)	(134,745)	(372,603)
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation on investments, foreign currency translations and deferred foreign capital gains taxes	56,391,041	43,633,629	694,601	1,212,499

Net increase in net assets resulting from operations	37,664,097	38,871,711	547,055	826,570

Distributions to shareholders from distributable earnings
Investor Class	—	—	—	—
Institutional Class	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	704,251	3,030,199	79,178	567,929
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(8,483,679)	(18,226,908)	(308,332)	(1,002,772)
Redemption fees	20	278	19	66

Net increase (decrease)	(7,779,408)	(15,196,431)	(229,135)	(434,777)

Institutional Class
Shares sold	16,457,534	101,667,560	50,099	234,204
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(33,481,685)	(262,755,106)	(20,065)	(1,920,874)
Redemption fees	13	1,755	—	—

Net increase (decrease)	(17,024,138)	(161,085,791)	30,034	(1,686,670)

Total increase (decrease) in net assets	12,860,551	(137,410,511)	347,954	(1,294,877)

Net assets:
Beginning of period	281,268,265	418,678,776	4,006,344	5,301,221

End of period	$294,128,816	$281,268,265	$4,354,298	$4,006,344

Capital share transactions — shares:
Investor Class
Shares sold	239,024	1,082,959	6,875	53,173
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(2,896,306)	(6,444,150)	(28,651)	(93,757)

Net increase (decrease) in shares outstanding	(2,657,282)	(5,361,191)	(21,776)	(40,584)

Institutional Class
Shares sold	5,530,830	35,611,451	4,887	21,420
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(11,450,778)	(92,719,054)	(1,816)	(184,467)

Net increase (decrease) in shares outstanding	(5,919,948)	(57,107,603)	3,071	(163,047)

See Notes to Financial Statements.

MARCH 31, 2024 (Unaudited)

Long/Short Alpha Fund		Micro Cap Fund		Micro Cap Value Fund
Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

$(97,624)	$(295,964)	$(3,768,939)	$(9,114,351)	$(965,933)	$(2,402,010)
1,144,137	(515,353)	13,643,360	(56,168,678)	12,006,208	(28,265,474)
615,239	423,719	—	—	—	—
9,132,148	6,713,109	125,916,086	102,856,642	45,627,727	49,970,315

10,793,900	6,325,511	135,790,507	37,573,613	56,668,002	19,302,831

—	(8,767)	—	—	—	—
—	(15,251)	—	—	—	—

10,292,305	13,168,964	18,735,334	33,463,338	18,282,445	22,857,756
—	8,767	—	—	—	—
(1,817,316)	(1,261,633)	(64,146,495)	(116,465,408)	(35,949,370)	(54,114,071)
8,375	1,573	10,038	14,068	9,572	10,095

8,483,364	11,917,671	(45,401,123)	(82,988,002)	(17,657,353)	(31,246,220)

16,162,876	2,056,609	13,957,971	27,199,923	6,625,205	7,176,101
—	15,251	—	—	—	—
(83,661)	(7,783,134)	(21,008,725)	(32,492,270)	(5,760,725)	(10,481,824)
—	112	16	10,699	3	28

16,079,215	(5,711,162)	(7,050,738)	(5,281,648)	864,483	(3,305,695)

35,356,479	12,508,002	83,338,646	(50,696,037)	39,875,132	(15,249,084)

34,474,271	21,966,269	583,954,984	634,651,021	276,993,364	292,242,448

$69,830,750	$34,474,271	$667,293,630	$583,954,984	$316,868,496	$276,993,364

774,545	1,197,021	2,816,393	5,437,121	5,549,130	7,480,974
—	853	—	—	—	—
(140,259)	(117,061)	(9,822,848)	(19,188,011)	(11,139,331)	(17,802,001)

634,286	1,080,813	(7,006,455)	(13,750,890)	(5,590,201)	(10,321,027)

1,175,919	195,782	2,086,477	4,428,333	1,928,796	2,319,222
—	1,479	—	—	—	—
(6,055)	(721,914)	(3,310,752)	(5,498,652)	(1,834,452)	(3,424,390)

1,169,864	(524,653)	(1,224,275)	(1,070,319)	94,344	(1,105,168)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

Operations:
Net investment income (loss)	$(9,584,768)	$(18,867,658)	$2,367,317	$(1,297,202)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(30,396,690)	(245,908,515)	101,653,999	41,102,032
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	378,396,459	474,280,895	194,680,272	240,858,243

Net increase (decrease) in net assets resulting from operations	338,415,001	209,504,722	298,701,588	280,663,073

Distributions to shareholders from distributable earnings
Investor Class	—	—	(21,366,448)	(14,251,795)
Institutional Class	—	—	(29,326,831)	(16,822,096)

Capital share transactions:
Investor Class
Shares sold	32,116,169	79,618,700	48,710,211	116,447,228
Shares issued to holders in reinvestment of dividends	—	—	20,731,145	13,955,521
Shares redeemed	(96,008,283)	(178,994,414)	(70,983,484)	(282,576,107)
Redemption fees	5,946	18,999	14,440	13,475

Net increase (decrease)	(63,886,168)	(99,356,715)	(1,527,688)	(152,159,883)

Institutional Class
Shares sold	127,949,771	286,077,811	129,696,081	190,194,138
Shares issued to holders in reinvestment of dividends	—	—	28,015,241	16,171,156
Shares redeemed	(173,258,146)	(284,170,719)	(94,769,355)	(304,139,627)
Redemption fees	6,721	26,249	5,323	2,402

Net increase (decrease)	(45,301,654)	1,933,341	62,947,290	(97,771,931)

Total increase (decrease) in net assets	229,227,179	112,081,348	309,427,911	(342,632)

Net assets:
Beginning of period	2,099,015,472	1,986,934,124	1,233,025,352	1,233,367,984

End of period	$2,328,242,651	$2,099,015,472	$1,542,453,263	$1,233,025,352

Capital share transactions — shares:
Investor Class
Shares sold	934,870	2,525,103	4,929,239	13,547,910
Shares issued to holders in reinvestment of dividends	—	—	2,056,661	1,703,971
Shares redeemed	(2,832,037)	(5,649,071)	(7,283,652)	(32,584,605)

Net increase (decrease) in shares outstanding	(1,897,167)	(3,123,968)	(297,752)	(17,332,724)

Institutional Class
Shares sold	3,703,036	8,823,826	13,115,849	21,364,303
Shares issued to holders in reinvestment of dividends	—	—	2,746,592	1,955,400
Shares redeemed	(4,966,249)	(8,796,106)	(9,533,180)	(35,737,259)

Net increase (decrease) in shares outstanding	(1,263,213)	27,720	6,329,261	(12,417,556)

See Notes to Financial Statements.

MARCH 31, 2024 (Unaudited)

Ultra Growth Fund		U.S. Select Fund		U.S. Treasury Fund
Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

$(4,982,137)	$(12,426,841)	$(48,493)	$(38,164)	$3,284,647	$7,554,438
(19,862,269)	(94,388,374)	(19,844)	(209,723)	(75,532,199)	(10,525,742)
287,512,891	129,515,436	3,980,197	1,484,893	89,753,597	(31,741,954)

262,668,485	22,700,221	3,911,860	1,237,006	17,506,045	(34,713,258)

—	—	—	—	(3,158,228)	(7,520,379)
—	(556,115)	—	—	—	—

47,920,351	140,857,739	5,181,902	3,363,172	17,815,189	104,573,763
—	—	—	—	2,938,401	7,116,523
(231,735,547)	(343,414,222)	(1,161,938)	(1,123,085)	(82,199,177)	(119,870,843)
13,937	70,675	1,058	214	7,427	77,856

(183,801,259)	(202,485,808)	4,021,022	2,240,301	(61,438,160)	(8,102,701)

60,266,882	119,499,535	7,836,136	5,630,616	—	—
—	542,074	—	—	—	—
(163,281,466)	(134,959,357)	(506,541)	(1,984,494)	—	—
484	3,547	2	583	—	—

(103,014,100)	(14,914,201)	7,329,597	3,646,705	—	—

(24,146,874)	(195,255,903)	15,262,479	7,124,012	(47,090,343)	(50,336,338)

1,178,617,228	1,373,873,131	12,469,160	5,345,148	237,186,491	287,522,829

$1,154,470,354	$1,178,617,228	$27,731,639	$12,469,160	$190,096,148	$237,186,491

1,647,274	4,960,624	378,582	281,732	1,599,991	8,465,746
—	—	—	—	251,865	581,305
(8,055,910)	(12,258,146)	(81,663)	(104,083)	(7,458,807)	(9,678,169)

(6,408,636)	(7,297,522)	296,919	177,649	(5,606,951)	(631,118)

2,008,119	4,213,786	561,486	476,235	—	—
—	19,784	—	—	—	—
(5,740,640)	(4,783,978)	(34,992)	(171,254)	—	—

(3,732,521)	(550,408)	526,494	304,981	—	—

Wasatch Funds

Statement of Cash Flows

Long/Short Alpha Fund
Six Months Ended March 31, 2024 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$10,793,900
Adjustments to reconcile net increase in net assets resulting from operations
Long-term investments purchased	(29,410,299)
Long-term investments sold	9,823,872
Purchases to cover securities sold short	(4,014,614)
Securities sold short	14,761,906
Increase in investment sold receivable	(1,709,052)
Increase in dividends and interest receivable	(3,644)
Decrease in prepaid expenses and other assets	4,508
Decrease in investment securities purchased payable	(616,177)
Decrease in dividend payable on securities sold short	(8,242)
Decrease in accrued fund administration fees	(166)
Increase in payable to Advisor	53,813
Decrease in accrued expenses and other liabilities	(4,213)
Net realized gain from unaffiliated investments	(1,144,137)
Net realized gain from securities sold short	(615,239)
Net change in unrealized appreciation on unaffiliated investments	(12,763,424)
Net change in unrealized depreciation on securities sold short	3,631,276

Net cash from operating activities	(11,219,932)

Cash flows from financing activities:
Proceeds from shares sold	25,950,799
Payment on shares redeemed	(1,890,476)
Redemption fees	8,375

Net cash from financing activities	24,068,698

Net increase in cash	12,848,766
Cash at beginning of period	7,854,132

Cash at end of period	$20,702,898

Supplemental Disclosure of Cash Flow Information:
Dividend on securities sold short during the period	$88,692
Interest expense paid during the period	64,692

(This page intentionally left blank.)

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$73.66	(0.12)	16.61	16.49	—	[4]	—	—	—
Year ended 9/30/23	$61.04	(0.39)	13.47	13.08	—	[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$104.75	(0.48)	(27.40)	(27.88)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—	(6.06)	(6.06)
Core Growth Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$75.06	(0.10)	16.95	16.85	—	[4]	—	—	—
Year ended 9/30/23	$62.13	(0.28)	13.67	13.39	—	[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$106.20	(0.41)	(27.83)	(28.24)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—	(6.06)	(6.06)
Emerging India Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$5.90	(0.03)	0.51	0.48	—	[4]	—	(0.26)	(0.26)
Year ended 9/30/23	$5.67	(0.04)	0.33	0.29	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$6.95	(0.06)	(0.92)	(0.98)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—	[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—	(0.27)	(0.27)
Emerging India Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$5.98	(0.03)	0.52	0.49	—		—	(0.26)	(0.26)
Year ended 9/30/23	$5.74	(0.05)	0.35	0.30	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$7.03	(0.06)	(0.93)	(0.99)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—	[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—	(0.27)	(0.27)
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$14.73	(0.09)	1.45	1.36	—	[4]	—	—	—
Year ended 9/30/23	$13.34	(0.04)	1.43	1.39	—	[4]	—	—	—
Year ended 9/30/22	$22.49	(0.17)	(8.93)	(9.10)	0.04		—	(0.09)	(0.09)
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01		—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—	—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$15.11	(0.05)	1.47	1.42	—	[4]	—	—	—
Year ended 9/30/23	$13.66	—	1.45	1.45	—	[4]	—	—	—
Year ended 9/30/22	$23.01	(0.04)	(9.22)	(9.26)	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—	[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—	—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$2.69	(0.03)	0.28	0.25	—	[4]	—	—	—
Year ended 9/30/23	$2.47	(0.05)	0.35	0.30	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.23	(0.05)	(1.46)	(1.51)	—	[4]	(0.01)	(0.24)	(0.25)
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—	(0.30)	(0.30)
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$2.73	(0.01)	0.26	0.25	—		—	—	—
Year ended 9/30/23	$2.50	(0.02)	0.33	0.31	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.27	(0.02)	(1.49)	(1.51)	—	[4]	(0.01)	(0.25)	(0.26)
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—	(0.30)	(0.30)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$90.15	22.37	1.17	5 8	1.17	5 8	(0.36)	(0.36)	$2,009,607	15%
$73.66	21.51	1.17	5 8	1.17	5 8	(0.53)	(0.53)	$1,593,801	33%
$61.04	(31.47)	1.19	5 8	1.19	5 8	(0.59)	(0.59)	$1,356,653	29%
$104.75	44.82	1.17	[5]	1.17	[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%

$91.91	22.44	1.05	5 8	1.06	5 8	(0.24)	(0.24)	$2,348,425	15%
$75.06	21.64	1.06	5 8	1.06	5 8	(0.42)	(0.42)	$1,625,150	33%
$62.13	(31.37)	1.05	5 8	1.06	5 8	(0.46)	(0.46)	$1,275,470	29%
$106.20	44.98	1.05	[5]	1.05	[5]	(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05	[5]	1.08	[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%

$6.12	8.22	1.50	5 8	1.50	5 8	(1.16)	(1.16)	$278,113	10%
$5.90	5.23	1.50	5 8	1.50	5 8	(0.92)	(0.92)	$254,155	26%
$5.67	(14.79)	1.51	5 8	1.51	5 8	(1.13)	(1.13)	$227,767	25%
$6.95	64.69	1.52	[5]	1.52	[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%

$6.21	8.27	1.37	5 8	1.37	5 8	(1.04)	(1.04)	$306,524	10%
$5.98	5.34	1.36	5 8	1.36	5 8	(0.79)	(0.79)	$284,887	26%
$5.74	(14.77)	1.38	5 8	1.38	5 8	(1.01)	(1.01)	$313,825	25%
$7.03	65.02	1.37	[5]	1.37	[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%

$16.09	9.23	1.36	6 7	1.36	6 7	(0.83)	(0.83)	$60,121	12%
$14.73	10.42	1.36	5 8	1.36	5 8	(0.31)	(0.31)	$59,458	14%
$13.34	(40.42)	1.32	5 8	1.32	5 8	(0.73)	(0.73)	$52,571	31%
$22.49	56.18	1.37	[5]	1.37	[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%

$16.53	9.40	1.12	6 7	1.12	6 7	(0.59)	(0.59)	$395,660	12%
$15.11	10.61	1.13	5 8	1.13	5 8	(0.06)	(0.06)	$392,825	14%
$13.66	(40.40)	1.14	5 8	1.14	5 8	(0.40)	(0.40)	$290,912	31%
$23.01	56.42	1.18	[5]	1.18	[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%

$2.94	9.29	1.97	6 7	2.01	6 7	(1.22)	(1.26)	$127,197	9%
$2.69	12.39	1.96	6 7	1.96	6 7	(0.72)	(0.72)	$131,823	21%
$2.47	(37.93)	1.91	6 7	1.91	6 7	(0.74)	(0.74)	$153,161	36%
$4.23	50.23	1.88	[5]	1.88	[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%

$2.98	9.16	1.81	6 7	1.81	6 7	(1.06)	(1.06)	$212,848	9%
$2.73	12.66	1.78	6 7	1.78	6 7	(0.51)	(0.51)	$204,034	21%
$2.50	(37.75)	1.78	6 7	1.78	6 7	(0.58)	(0.58)	$224,736	36%
$4.27	50.53	1.76	[5]	1.76	[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$2.86	(0.02)	0.47	0.45	—	[4]	—	—	—
Year ended 9/30/23	$2.45	(0.05)	0.46	0.41	—	[4]	—	—	—
Year ended 9/30/22	$4.40	(0.03)	(1.89)	(1.92)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—	[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$2.91	(0.01)	0.47	0.46	—	[4]	—	—	—
Year ended 9/30/23	$2.48	(0.19)	0.62	0.43	—		—	—	—
Year ended 9/30/22	$4.46	(0.03)	(1.91)	(1.94)	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—	[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$3.74	(0.03)	0.63	0.60	—	[4]	—	—	—
Year ended 9/30/23	$3.39	(0.04)	0.47	0.43	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.83	(0.04)	(1.96)	(2.00)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$3.78	(0.02)	0.63	0.61	—	[4]	—	—	—
Year ended 9/30/23	$3.42	(0.02)	0.46	0.44	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.88	(0.03)	(1.99)	(2.02)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Global Select Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$10.26	(0.07)	1.87	1.80	—	[4]	—	—	—
Year ended 9/30/23	$8.71	(0.06)	1.61	1.55	—	[4]	—	—	—
Year ended 9/30/22	$15.83	(0.10)	(5.24)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01		—	(0.02)	(0.02)
Period ended 9/30/20[10]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$10.43	(0.03)	1.87	1.84	—		—	—	—
Year ended 9/30/23	$8.82	(0.02)	1.63	1.61	—		—	—	—
Year ended 9/30/22	$15.94	(0.05)	(5.29)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—	[4]	—	(0.02)	(0.02)
Period ended 9/30/20[10]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—
Global Value Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$8.52	0.11	0.83	0.94	—	[4]	(0.13)	—	(0.13)
Year ended 9/30/23	$8.00	0.25	1.05	1.30	—	[4]	(0.24)	(0.54)	(0.78)
Year ended 9/30/22	$9.24	0.23	(0.96)	(0.73)	—	[4]	(0.23)	(0.28)	(0.51)
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—	[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[12]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Global Value Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$8.50	0.12	0.83	0.95	—		(0.14)	—	(0.14)
Year ended 9/30/23	$7.99	0.25	1.05	1.30	—		(0.25)	(0.54)	(0.79)
Year ended 9/30/22	$9.23	0.25	(0.97)	(0.72)	—	[4]	(0.24)	(0.28)	(0.52)
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01		(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[12]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.31	15.73	2.16	6 7	2.35	6 7	(1.32)	(1.51)	$32,912	11%
$2.86	16.73	2.16	6 7	2.31	6 7	(0.91)	(1.05)	$30,980	29%
$2.45	(43.89)	2.15	5 8	2.29	5 8	(1.13)	(1.26)	$30,132	44%
$4.40	45.70	2.12	[5]	2.12	[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%

$3.37	15.81	1.96	6 7	2.62	6 7	(1.12)	(1.78)	$5,234	11%
$2.91	17.34	1.96	6 7	2.61	6 7	(0.83)	(1.47)	$4,027	29%
$2.48	(43.89)	1.95	5 8	2.08	5 8	(0.88)	(1.00)	$10,416	44%
$4.46	46.23	1.95	[5]	2.08	[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%

$4.34	16.04	1.51	5 8	1.51	5 8	(0.96)	(0.96)	$120,663	18%
$3.74	12.76	1.50	6 7	1.50	6 7	(0.93)	(0.93)	$117,596	30%
$3.39	(36.97)	1.50	5 8	1.50	5 8	(1.00)	(1.00)	$107,048	33%
$5.83	51.70	1.46	[5]	1.46	[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%

$4.39	16.14	1.35	5 8	1.40	5 8	(0.81)	(0.85)	$81,131	18%
$3.78	12.94	1.36	6 7	1.40	6 7	(0.79)	(0.83)	$69,174	30%
$3.42	(36.94)	1.35	5 8	1.38	5 8	(0.85)	(0.87)	$55,266	33%
$5.88	52.21	1.35	[5]	1.40	[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%

$12.06	17.64	1.36	6 7	2.46	6 7	(0.94)	(2.04)	$4,833	11%
$10.26	17.80	1.36	5 8	2.57	5 8	(0.58)	(1.79)	$4,620	24%
$8.71	(37.76)	1.35	5 8	2.35	5 8	(0.77)	(1.77)	$3,879	30%
$15.83	25.84	1.35	[5]	2.17	[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$12.27	17.74	0.96	6 7	1.63	6 7	(0.53)	(1.20)	$11,558	11%
$10.43	18.25	0.96	5 8	1.74	5 8	(0.18)	(0.96)	$9,892	24%
$8.82	(37.47)	0.95	5 8	1.53	5 8	(0.35)	(0.93)	$8,828	30%
$15.94	26.31	0.95	[5]	1.56	[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

$9.33	11.09	1.10	5 8	1.19	5 8	2.43	2.35	$115,633	15%
$8.52	16.16	1.11	5 8	1.18	5 8	2.80	2.73	$112,591	43%
$8.00	(8.55)	1.10	5 8	1.20	5 8	2.46	2.36	$102,983	47%
$9.24	43.20	1.10	[5]	1.18	[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[12]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%

$9.31	11.32	0.95	5 8	1.12	5 8	2.60	2.44	$34,469	15%
$8.50	16.23	0.96	5 8	1.12	5 8	3.00	2.84	$31,649	43%
$7.99	(8.42)	0.95	5 8	1.14	5 8	2.89	2.71	$15,583	47%
$9.23	43.26	0.99	[5]	1.43	[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[12]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%

Wasatch Funds
Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Greater China Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$4.86	(0.01)	(0.38)	(0.39)	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/23	$5.98	(0.04)	(0.69)	(0.73)	—	[4]	(0.39)	—	(0.39)
Year ended 9/30/22	$9.83	(0.05)	(3.83)[9]	(3.88)	0.03		—	—	—
Period ended 9/30/21[13]	$10.00	(0.05)	(0.17)	(0.22)	0.05		—	—	—
Greater China Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$4.84	(0.01)	(0.37)	(0.38)	—		(0.01)	—	(0.01)
Year ended 9/30/23	$5.96	— [4]	(0.71)	(0.71)	—		(0.41)	—	(0.41)
Year ended 9/30/22	$9.82	(0.07)	(3.79)[9]	(3.86)	—	[4]	—	—	—
Period ended 9/30/21[13]	$10.00	(0.03)	(0.15)	(0.18)	—	[4]	—	—	—
International Growth Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$21.60	(0.10)	2.16	2.06	0.02		—	—	—
Year ended 9/30/23	$20.03	(0.03)	1.60	1.57	—	[4]	—	—	—
Year ended 9/30/22	$38.79	(0.07)	(15.16)	(15.23)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
International Growth Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$21.80	0.04	2.10	2.14	(0.02)		—	—	—
Year ended 9/30/23	$20.20	0.08	1.52	1.60	—	[4]	—	—	—
Year ended 9/30/22	$39.04	(0.02)	(15.29)	(15.31)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
International Opportunities Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$2.72	(0.05)	0.43	0.38	—	[4]	—	—	—
Year ended 9/30/23	$2.51	(0.06)	0.27	0.21	—	[4]	—	—	—
Year ended 9/30/22	$5.26	(0.05)	(2.06)	(2.11)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
International Opportunities Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$2.76	(0.01)	0.40	0.39	—	[4]	—	—	—
Year ended 9/30/23	$2.55	(0.02)	0.23	0.21	—	[4]	—	—	—
Year ended 9/30/22	$5.33	(0.03)	(2.11)	(2.14)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
International Select Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$10.25	(0.05)	1.49	1.44	—	[4]	—	—	—
Year ended 9/30/23	$8.90	(0.07)	1.42	1.35	—	[4]	—	—	—
Year ended 9/30/22	$14.96	(0.10)	(5.97)	(6.07)	0.01		—	—	—
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01		—	—	—
Period ended 9/30/20[10]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$10.43	(0.02)	1.51	1.49	—		—	—	—
Year ended 9/30/23	$9.01	0.03	1.39	1.42	—		—	—	—
Year ended 9/30/22	$15.10	(0.04)	(6.05)	(6.09)	—		—	—	—
Year ended 9/30/21	$12.69	— [4]	2.41	2.41	—		—	—	—
Period ended 9/30/20[10]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Long/Short Alpha Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$11.51	(0.01)	3.03	3.02	—	[4]	—	—	—
Year ended 9/30/23	$9.01	(0.08)	2.59	2.51	—	[4]	—	(0.01)	(0.01)
Period ended 9/30/22[14]	$10.00	(0.16)	(0.83)	(0.99)	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$4.46	(8.20)	1.51	6 7	5.87	6 7	(0.63)	(5.00)	$1,735	8%
$4.86	(13.75)	1.53	6 7	4.77	6 7	(0.41)	(3.65)	$1,755	57%
$5.98	(39.17)[16]	1.62	6 7 18	3.56	6 7 18	(0.56)	(2.50)	$2,122	109%
$9.83	(1.70)	1.51	[6]	3.76	[6]	(0.60)	(2.85)	$3,795	43%

$4.45	(8.24)	1.26	6 7	3.85	6 7	(0.37)	(2.96)	$2,398	8%
$4.84	(13.56)	1.27	6 7	3.39	6 7	(0.06)	(2.18)	$2,315	57%
$5.96	(39.31)[16]	1.36	6 7 18	2.61	6 7 18	(0.47)	(1.72)	$2,694	109%
$9.82	(1.80)	1.26	[6]	3.09	[6]	(0.34)	(2.17)	$6,779	43%

$23.68	9.77	1.52	6 7	1.52	6 7	(0.52)	(0.52)	$215,784	18%
$21.60	7.84	1.41	5 8	1.41	5 8	0.08	0.08	$231,089	31%
$20.03	(42.98)	1.44	5 8	1.44	5 8	(0.14)	(0.14)	$279,608	20%
$38.79	26.59	1.41	[5]	1.41	[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%

$23.92	9.86	1.36	6 7	1.38	6 7	(0.38)	(0.40)	$166,202	18%
$21.80	7.92	1.29	5 8	1.29	5 8	0.16	0.16	$223,565	31%
$20.20	(42.90)	1.33	5 8	1.33	5 8	(0.03)	(0.03)	$319,936	20%
$39.04	26.70	1.32	[5]	1.32	[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%

$3.10	13.60	2.04	6 7	2.04	6 7	(1.05)	(1.05)	$54,475	11%
$2.72	8.37	1.97	6 7	1.97	6 7	(0.52)	(0.52)	$54,964	20%
$2.51	(45.24)	1.96	5 8	1.96	5 8	(1.05)	(1.05)	$64,198	39%
$5.26	15.68	1.91	[5]	1.91	[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%

$3.15	14.13	1.96	6 7	1.99	6 7	(0.97)	(1.00)	$239,654	11%
$2.76	8.24	1.92	6 7	1.92	6 7	(0.51)	(0.51)	$226,305	20%
$2.55	(45.21)	1.91	5 8	1.91	5 8	(0.97)	(0.97)	$354,481	39%
$5.33	15.44	1.89	[5]	1.89	[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%

$11.69	14.05	1.33	6 7	4.41	6 7	(0.77)	(3.86)	$2,574	5%
$10.25	15.17	1.35	6 7	3.88	6 7	(0.41)	(2.95)	$2,481	22%
$8.90	(40.51)	1.30	5 8	3.34	5 8	(0.72)	(2.76)	$2,514	27%
$14.96	18.64	1.30	[5]	3.09	[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$11.92	14.29	0.93	6 7	4.04	6 7	(0.37)	(3.48)	$1,780	5%
$10.43	15.76	0.94	6 7	3.19	6 7	(0.05)	(2.30)	$1,526	22%
$9.01	(40.33)	0.90	5 8	2.37	5 8	(0.30)	(1.76)	$2,788	27%
$15.10	18.99	0.90	[5]	3.03	[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$14.53	26.24	2.34	6 7 17	2.34	6 7 17	(0.53)	(0.53)	$38,120	18%
$11.51	27.87	2.67	6 7 17	2.85	6 7 17	(1.16)	(1.34)	$22,895	75%
$9.01	(9.90)	2.41	6 7 17	3.14	6 7 17	(1.62)	(2.35)	$8,184	55%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Long/Short Alpha Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$11.56	0.03	3.01	3.04	—		—	—	—
Year ended 9/30/23	$9.03	(0.12)	2.66	2.54	—	[4]	—	(0.01)	(0.01)
Period ended 9/30/22[14]	$10.00	(0.13)	(0.84)	(0.97)	—	[4]	—	—	—
Micro Cap Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$6.07	(0.05)	1.56	1.51	—	[4]	—	—	—
Year ended 9/30/23	$5.72	(0.11)	0.46	0.35	—	[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—	[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Micro Cap Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$6.07	(0.04)	1.56	1.52	—	[4]	—	—	—
Year ended 9/30/23	$5.72	(0.09)	0.44	0.35	—	[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—	[4]	—	(0.67)	(0.67)
Period ended 9/30/20[11]	$7.74	(0.05)	1.86	1.81	—		—	—	—
Micro Cap Value Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$2.97	(0.01)	0.65	0.64	—	[4]	—	—	—
Year ended 9/30/23	$2.79	(0.03)	0.21	0.18	—	[4]	—	—	—
Year ended 9/30/22	$5.10	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—	[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Micro Cap Value Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$2.99	(0.01)	0.65	0.64	—	[4]	—	—	—
Year ended 9/30/23	$2.81	(0.02)	0.20	0.18	—	[4]	—	—	—
Year ended 9/30/22	$5.12	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—	[4]	—	(0.53)	(0.53)
Period ended 9/30/20[11]	$3.26	(0.01)	0.41	0.40	—		—	—	—
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$32.29	(0.21)	5.57	5.36	—	[4]	—	—	—
Year ended 9/30/23	$29.19	(0.38)	3.48	3.10	—	[4]	—	—	—
Year ended 9/30/22	$62.46	(0.46)	(21.99)	(22.45)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$32.88	(0.15)	5.63	5.48	—	[4]	—	—	—
Year ended 9/30/23	$29.70	(0.28)	3.46	3.18	—	[4]	—	—	—
Year ended 9/30/22	$63.29	(0.42)	(22.35)	(22.77)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Small Cap Value Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$9.14	0.01	2.16	2.17	—	[4]	—	(0.38)	(0.38)
Year ended 9/30/23	$7.49	(0.02)	1.86	1.84	—	[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.68	— [4]	(2.38)	(2.38)	—	[4]	— [4]	(0.81)	(0.81)
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—	[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$14.60	26.30	2.16	6 7 17	2.24	6 7 17	(0.26)	(0.34)	$31,710	18%
$11.56	28.14	2.34	6 7 17	2.71	6 7 17	(0.99)	(1.37)	$11,579	75%
$9.03	(9.70)	2.20	6 7 17	3.10	6 7 17	(1.47)	(2.37)	$13,782	55%

$7.58	24.88	1.67	5 8	1.67	5 8	(1.27)	(1.27)	$583,030	28%
$6.07	6.12	1.66	5 8	1.66	5 8	(1.46)	(1.46)	$509,106	57%
$5.72	(39.42)	1.66	5 8	1.66	5 8	(1.54)	(1.54)	$558,093	59%
$12.55	38.81	1.63	[5]	1.63	[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%

$7.59	25.04	1.60	5 8	1.60	5 8	(1.20)	(1.20)	$84,264	28%
$6.07	6.12	1.59	5 8	1.59	5 8	(1.39)	(1.39)	$74,849	57%
$5.72	(39.40)	1.59	5 8	1.59	5 8	(1.47)	(1.47)	$76,558	59%
$12.55	38.96	1.56	[5]	1.56	[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

$3.61	21.55	1.73	5 8	1.73	5 8	(0.69)	(0.69)	$264,914	29%
$2.97	6.45	1.73	5 8	1.73	5 8	(0.82)	(0.82)	$234,553	59%
$2.79	(32.47)	1.70	5 8	1.70	5 8	(1.13)	(1.13)	$249,290	50%
$5.10	58.11	1.66	[5]	1.66	[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%

$3.63	21.40	1.60	5 8	1.65	5 8	(0.55)	(0.59)	$51,954	29%
$2.99	6.41	1.61	5 8	1.65	5 8	(0.69)	(0.74)	$42,440	59%
$2.81	(32.31)	1.60	5 8	1.63	5 8	(1.03)	(1.06)	$42,952	50%
$5.12	58.25	1.60	[5]	1.61	[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

$37.65	16.60	1.17	5 8	1.17	5 8	(0.95)	(0.95)	$904,636	13%
$32.29	10.62	1.15	5 8	1.15	5 8	(0.94)	(0.94)	$837,158	27%
$29.19	(42.42)	1.15	5 8	1.15	5 8	(1.05)	(1.05)	$848,033	32%
$62.46	42.49	1.12	[5]	1.12	[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%

$38.36	16.67	1.05	5 8	1.07	5 8	(0.84)	(0.85)	$1,423,607	13%
$32.88	10.71	1.06	5 8	1.07	5 8	(0.85)	(0.85)	$1,261,857	27%
$29.70	(42.35)	1.05	5 8	1.06	5 8	(0.94)	(0.95)	$1,138,901	32%
$63.29	42.62	1.05	[5]	1.06	[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%

$10.93	24.04	1.18	6 7	1.18	6 7	0.28	0.28	$639,741	32%
$9.14	24.90	1.18	6 7	1.18	6 7	(0.15)	(0.15)	$537,439	61%
$7.49	(24.18)	1.16	5 8	1.16	5 8	0.04	0.04	$570,201	61%
$10.68	52.79	1.16	[5]	1.16	[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$9.24	0.02	2.18	2.20	—	[4]	—	(0.38)	(0.38)
Year ended 9/30/23	$7.56	—	1.87	1.87	—	[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.78	0.01	(2.41)	(2.40)	—	[4]	(0.01)	(0.81)	(0.82)
Year ended 9/30/21	$7.05	— [4]	3.73	3.73	—	[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Ultra Growth Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$26.54	(0.23)	7.38	7.15	—	[4]	—	—	—
Year ended 9/30/23	$26.29	(0.38)	0.63	0.25	—	[4]	—	—	—
Year ended 9/30/22	$50.98	(0.43)	(18.93)	(19.36)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01		—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Ultra Growth Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$26.63	(0.14)	7.34	7.20	—	[4]	—	—	—
Year ended 9/30/23	$26.37	(0.23)	0.53	0.30	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/22	$51.05	(0.34)	(19.01)	(19.35)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01		—	(1.41)	(1.41)
Period ended 9/30/20[11]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Select Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$12.07	(0.01)	2.87	2.86	—	[4]	—	—	—
Year ended 9/30/23	$9.74	(0.03)	2.36	2.33	—	[4]	—	—	—
Period ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	0.01		—	—	—
U.S. Select Fund — Institutional Class
Six Months ended 3/31/24 (unaudited)	$12.09	(0.01)	2.88	2.87	—	[4]	—	—	—
Year ended 9/30/23	$9.73	(0.03)	2.39	2.36	—	[4]	—	—	—
Period ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	—		—	—	—
U.S. Treasury Fund — Investor Class
Six Months ended 3/31/24 (unaudited)	$10.63	0.19	0.74	0.93	—	[4]	(0.18)	—	(0.18)
Year ended 9/30/23	$12.53	0.34	(1.91)	(1.57)	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/22	$18.10	0.28	(5.57)	(5.29)	0.01		(0.29)	—	(0.29)
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01		(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$11.06	24.10	1.06	6 7	1.07	6 7	0.40	0.39	$902,712	32%
$9.24	25.07	1.07	6 7	1.07	6 7	(0.06)	(0.06)	$695,586	61%
$7.56	(24.15)	1.05	5 8	1.06	5 8	0.14	0.14	$663,167	61%
$10.78	52.91	1.05	[5]	1.06	[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%

$33.69	26.94	1.25	6 7	1.25	6 7	(0.95)	(0.95)	$800,279	11%
$26.54	0.95	1.23	5 8	1.23	5 8	(0.96)	(0.96)	$800,490	25%
$26.29	(41.70)	1.18	5 8	1.18	5 8	(1.00)	(1.00)	$984,853	34%
$50.98	32.78	1.16	[5]	1.16	[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%

$33.83	27.04	1.06	6 7	1.08	6 7	(0.76)	(0.78)	$354,191	11%
$26.63	1.13	1.06	5 8	1.08	5 8	(0.79)	(0.81)	$378,127	25%
$26.37	(41.62)	1.05	5 8	1.06	5 8	(0.87)	(0.88)	$389,020	34%
$51.05	32.89	1.05	[5]	1.06	[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$14.93	23.70	1.00	5 8	1.80	5 8	(0.58)	(1.38)	$9,813	9%
$12.07	23.92	1.02	6 7	4.56	6 7	(0.53)	(4.07)	$4,352	31%
$9.74	(2.60)	1.01	6 7	11.81	6 7	(0.59)	(11.39)	$1,779	4%

$14.96	23.74	0.85	5 8	1.28	5 8	(0.44)	(0.87)	$17,918	9%
$12.09	24.25	0.87	6 7	2.46	6 7	(0.38)	(1.98)	$8,118	31%
$9.73	(2.70)	0.86	6 7	10.54	6 7	(0.43)	(10.11)	$3,566	4%

$11.38	8.70	0.74	5 8	0.74	5 8	3.17	3.17	$190,096	68%
$10.63	(12.82)	0.70	5 8	0.70	5 8	2.67	2.67	$237,186	13%
$12.53	(29.44)	0.67	5 8	0.67	5 8	1.70	1.70	$287,523	47%
$18.10	(12.74)	0.66	[5]	0.66	[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%

Wasatch Funds

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expenses of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement reduced the Net Realized and Unrealized Losses on Investments by $0.24 per share.

[10]	Fund inception date was October 1, 2019.

[11]	Institutional Class inception date was January 31, 2020.

[12]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

[13]	Fund inception date was November 30, 2020.

[14]	Fund inception date was October 1, 2021.

[15]	Fund inception date was June 13, 2022.

[16]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement increased the total return by 3.54%.

[17]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Long/Short Alpha Fund — Investor Class
Period ended 3/31/24	1.67	1.67
Year ended 9/30/23	1.76	1.93
Year ended 9/30/22	1.75	2.48

Long/Short Alpha Fund — Institutional Class
Period ended 3/31/24	1.50	1.58
Year ended 9/30/23	1.50	1.87
Year ended 9/30/22	1.50	2.40

[18]	Includes interest expense and extraordinary expenses. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Greater China Fund — Investor Class
Year ended 9/30/22	1.51	3.46

Greater China Fund — Institutional Class
Year ended 9/30/22	1.26	2.51

Wasatch Funds	MARCH 31, 2024 (Unaudited)

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each classified as a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Greater China Fund, International Select Fund, Long/Short Alpha Fund and U.S. Select Fund are each classified as a non-diversified fund. Each Fund maintains its own investment objective(s). The investment objective(s) adopted by each Fund are included in each Fund’s summary description in the Fund’s statutory prospectus and each Fund’s summary prospectus.

On November 9, 2011, the Trust redesignated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 19 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012; Emerging Markets Select Fund, which commenced operations on December 13, 2012; Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016; Global Select Fund and International Select Fund, which commenced operations on October 1, 2019; Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which commenced operations on January 31, 2020; Greater China Fund, which commenced operations on November 30, 2020; Long/Short Alpha Fund, which commenced operations on October 1, 2021; and U.S. Select Fund, which commenced operations on June 13, 2022. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors LP, d/b/a Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International

Opportunities, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Select Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2024. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds are investment companies and accordingly they follow the investment company accounting and reporting guidance in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial reporting purposes, estimates on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates Wasatch utilizes a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing tax returns, REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial reporting process.

Wasatch Funds

Notes to Financial Statements (continued)

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Equity Funds (the Long/Short Alpha Fund in particular) may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. These contracts

MARCH 31, 2024 (Unaudited)

may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. None of the Funds entered into foreign currency contracts transactions during the fiscal six months ended March 31, 2024.

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2024 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchase	$905,068,799	$56,447,343	$50,947,485	$29,268,637	$4,083,754
Sales	564,113,251	54,931,635	86,497,309	71,545,623	6,991,348

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Purchase	$34,418,954	$1,668,350	$21,562,830	$302,860	$72,531,516
Sales	44,799,237	2,226,988	28,454,611	285,973	182,507,107

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Purchase	$32,788,795	$217,468	$29,410,299	$170,417,776	$81,618,821
Sales	57,425,895	514,062	9,823,872	222,041,229	95,665,321

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund
Purchase	$284,777,938	$466,621,313	$127,134,955	$13,274,912
Sales	380,897,858	440,111,273	423,717,768	1,938,286

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $138,673,766 and $198,536,763, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is the Funds’ policy to qualify as regulated investment companies and distribute substantially all of their taxable income to shareholders. The Funds’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return.

Management has analyzed the Funds’ tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements.

As of March 31, 2024, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Cost	$2,958,442,839	$360,397,564	$449,453,762	$205,038,760	$28,936,990

Gross appreciation	$1,493,289,804	$222,372,739	$83,287,491	$152,080,412	$12,038,407
Gross (depreciation)	(163,229,214)	(2,389,489)	(80,671,023)	(15,257,904)	(2,871,159)

Net appreciation	$1,330,060,590	$219,983,250	$2,616,468	$136,822,508	$9,167,248

Wasatch Funds

Notes to Financial Statements (continued)

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Cost	$148,939,331	$13,444,384	$122,673,556	$6,192,865	$281,053,468

Gross appreciation	$66,750,474	$4,048,329	$26,645,014	$42,442	$113,050,142
Gross (depreciation)	(13,775,166)	(1,025,248)	(2,707,430)	(2,568,006)	(11,283,538)

Net appreciation (depreciation)	$52,975,308	$3,023,081	$23,937,584	$(2,525,564)	$101,766,604

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Cost	$206,626,833	$3,588,048	$59,512,932	$525,136,854	$222,247,533

Gross appreciation	$104,404,188	$955,609	$16,764,861	$170,345,822	$100,776,586
Gross (depreciation)	(16,849,278)	(328,488)	(4,264,178)	(41,343,877)	(13,029,648)

Net appreciation	$87,554,910	$627,121	$12,500,683	$129,001,945	$87,746,938

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund	U.S. Treasury Fund
Cost	$1,609,521,064	$1,108,942,627	$900,717,315	$22,782,779	$225,548,606

Gross appreciation	$899,291,578	$460,973,577	$430,504,316	$5,003,084	$1,535,370
Gross (depreciation)	(194,407,774)	(39,513,665)	(180,329,724)	(240,184)	(37,834,709)

Net appreciation (depreciation)	$704,883,804	$421,459,912	$250,174,592	$4,762,900	$(36,299,339)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs) and other temporary tax adjustments.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of this report.

Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from ordinary income and realized capital gains for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction (tax equalization).

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to passive foreign investment company shares, foreign capital gains taxes, foreign currency transactions, corporate actions, wash sales and investments in REITs. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

The Funds are permitted to carry forward capital losses for an unlimited period. The losses that are carried forward retain their character as either short-term or long-term capital losses.

MARCH 31, 2024 (Unaudited)

Capital loss carryforwards as of September 30, 2023 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Core Growth Fund	$32,334,969	$—
Emerging Markets Select Fund	45,411,144	3,923,721
Emerging Markets Small Cap Fund	1,490,760	—
Frontier Emerging Small Countries Fund	96,160,025	7,354,242
Global Opportunities Fund	917,211	—
Global Select Fund	1,458,136	123,160
Global Value Fund*	23,782,581	135,644,716
Greater China Fund	2,780,306	1,306,755
International Growth Fund	960,145	—
International Opportunities Fund	37,354,855	—
International Select Fund	501,571	501,829
Long/Short Alpha Fund	—	87,209
Micro Cap Fund	123,569,394	—
Micro Cap Value Fund	39,391,606	4,160,249
Small Cap Growth Fund	149,544,835	111,547,750
Ultra Growth Fund	116,902,186	—
U.S. Select Fund	45,685	—
U.S. Treasury Fund	20,196,523	58,319,897

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2023, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Global Value Fund	$875,460

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$(10,945,803)
Emerging India Fund	—	(4,998,944)
Emerging Markets Select Fund	—	(13,809)
Emerging Markets Small Cap Fund	—	(2,938,300)
Frontier Emerging Small Countries Fund	—	(165,055)
Global Opportunities Fund	—	(1,277,548)
Global Select Fund	—	(38,719)
International Opportunities Fund	—	(1,706,473)
International Select Fund	—	(5,115)
Long/Short Alpha Fund	—	(216,958)
Micro Cap Fund	—	(6,631,700)
Micro Cap Value Fund	—	(1,798,479)
Small Cap Growth Fund	—	(14,002,174)
Small Cap Value Fund	—	(163,784)
Ultra Growth Fund	—	(9,265,513)
U.S. Select Fund	—	(32,666)

Wasatch Funds

Notes to Financial Statements (continued)

EU Reclaims — Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and rates. Several Wasatch Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income in the Statements of Operations and any related receivable, if any, is reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Funds during the fiscal year exceed foreign withholding taxes paid, and the Funds had previously passed foreign tax credits on to their shareholders, the Funds may enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Funds’ shareholders.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The

Advisor has contractually agreed to waive its fees and/or reimburse the Investor Class shares and the Institutional Class shares of certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2025. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2025). A Fund may only make a repayment to the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2025. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2024 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2025	$58,131
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2025	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2025	—
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2025	25,083
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2025	45,214
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2025	17,227
Global Select Fund	0.85%	1.35%	0.95%	1/31/2025	61,612
Global Value Fund	0.90%	1.10%	0.95%	1/31/2025	73,845
Greater China Fund	1.00%	1.50%	1.25%	1/31/2025	66,479
International Growth Fund	1.25%	1.75%	1.35%	1/31/2025	17,094
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2025	39,239
International Select Fund	0.80%	1.30%	0.90%	1/31/2025	65,065
Long/Short Alpha Fund	1.25%	1.75%	1.50%	1/31/2025	7,001
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2025	—
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2025	9,824
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2025	89,427
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2025	44,473
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2025	43,174
U.S. Select Fund	0.75%	1.00%	0.85%	1/31/2025	55,183
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2025	—

MARCH 31, 2024 (Unaudited)

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. The Funds did not execute any trades pursuant to Rule 17a-7 for the period ended March 31, 2024.

Compensation — Beginning in the calendar year 2024, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $155,000 per year for services rendered and a fee of $31,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2024 Base Compensation”). Trustees receive an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board receives an additional 25% of the 2024 Base Compensation and the Chair of a committee receives an additional 15% of the 2024 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board receives an additional fee of $77,500 a year as Chair and the Chair of the Audit Committee and the Chair of the Nominating Committee each receives an additional $46,500 per year as Chair.

In the calendar years of 2022 and 2023, each Independent Trustee was paid a retainer of $150,000 per year for services rendered and a fee of $30,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2022/2023 Base Compensation”). Trustees received an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2022/2023 Base Compensation and the Chair of a committee received an additional 15% of the 2022/2023 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $75,000 a year as Chair and the Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $45,000 per year as Chair.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses.

Payments by Advisor — During 2022, the Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The impact of the payment is reflected in the Total Return and Realized and Unrealized Gains (Losses) on Investments sections in the Financial Highlights.

Payments by Sub-Advisor — Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington Investment Management Company (“HIMCo”), the Sub-Advisor for the U.S. Treasury Fund, (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of orders to purchase or sell securities on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations

(each an “Intermediary”— together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31,

Wasatch Funds

Notes to Financial Statements (continued)

2024 up to 0.40% annually) of the average value of the Funds’ Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the

Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursements of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

10% Shareholders — As of March 31, 2024, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	49.69%
Emerging India Fund	3	67.14%
Emerging Markets Select Fund	4	80.87%
Emerging Markets Small Cap Fund	2	66.55%
Frontier Emerging Small Countries Fund	3	64.63%
Global Opportunities Fund	2	62.67%
Global Select Fund	3	70.13%
Global Value Fund	2	74.75%
Greater China Fund	3	73.66%
International Growth Fund	2	42.89%
International Opportunities Fund	2	39.92%
International Select Fund	3	76.40%
Long/Short Alpha Fund	3	90.06%
Micro Cap Fund	2	41.92%
Micro Cap Value Fund	2	58.65%
Small Cap Growth Fund	3	64.87%
Small Cap Value Fund	3	59.67%
Ultra Growth Fund	2	59.97%
U.S. Select Fund	2	77.54%
U.S. Treasury Fund	3	58.53%

Affiliated Interests — As of March 31, 2024, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds, which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	23	0.91%
Emerging India Fund	30	5.00%
Emerging Markets Select Fund	24	3.03%
Emerging Markets Small Cap Fund	17	2.55%
Frontier Emerging Small Countries Fund	14	2.25%
Global Opportunities Fund	16	6.80%
Global Select Fund	20	69.47%
Global Value Fund	12	4.28%
Greater China Fund	14	65.86%
International Growth Fund	15	0.87%
International Opportunities Fund	15	2.17%
International Select Fund	12	63.17%
Long/Short Alpha Fund	20	52.66%
Micro Cap Fund	17	2.17%
Micro Cap Value Fund	17	1.89%
Small Cap Growth Fund	19	0.98%
Small Cap Value Fund	17	1.75%
Ultra Growth Fund	21	2.17%
U.S. Select Fund	13	31.08%
U.S. Treasury Fund	11	1.42%

*	Multiple accounts with the same beneficial owner are treated as one account.

MARCH 31, 2024 (Unaudited)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2024 with an “affiliated company” as so defined:

	Value, Beginning Of the Period	Purchases At Cost	Proceeds From Sales	Value, End Of the Period	Dividends Credited to Income for the Period ended 3/31/2024	Gain (Loss) Realized on Sale of Shares For the Period ended 3/31/2024	Change in Unrealized Appreciation For the Period ended 3/31/2024
Core Growth Fund
Common Stock
Arhaus, Inc.	$—	$36,809,552	$—	$47,919,797	$1,556,849	$—	$11,110,245

Micro Cap Value Fund
Common Stock
Gen Restaurant Group, Inc.	$2,933,280	$419,918	$233,060	$3,258,720	$—	$(140,271)	$278,853

Small Cap Growth Fund
Common Stock
Vintage Wine Estates, Inc. — PIPE Shares*	$1,733,934	$—	$871,920	$427,710	$—	$(17,720,600)	$17,286,296
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	14,925,626	—	—	17,168,748	—	—	2,243,122

	$16,659,560	$—	$871,920	$17,596,458	$—	$(17,720,600)	$19,529,418

Ultra Growth Fund
Common Stock
C4 Therapeutics, Inc.*	$5,594,586	$510,274	$10,759,001	$16,766,400	$—	$(10,962,670)	$32,383,211
Sangamo Therapeutics, Inc.	6,101,595	2,242,097	1,161,338	7,918,648	—	(5,920,865)	6,657,159
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	12,438,034	—	—	14,307,304	—	—	1,869,270
Warrants
Sangamo Therapeutics, Inc., expiring 9/26/2029	—	626,686	—	635,541	—	—	8,855

	$24,134,215	$3,379,057	$11,920,339	$39,627,893	$—	$(16,883,535)	$40,918,495

Wasatch Funds

Notes to Financial Statements (continued)

	Share Activity				Dividends Credited to Income for the Period ended 3/31/2024	Gain (Loss) Realized on Sale of Shares For the Period ended 3/31/2024	Change in Unrealized Appreciation For the Year ended 3/31/2024
	Balance 9/30/2023	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2024
Core Growth Fund
Common Stock
Arhaus, Inc.	—	3,113,697	—	3,113,697	$1,556,849	$—	$11,110,245

Micro Cap Value Fund
Common Stock
Gen Restaurant Group, Inc.	252,000	49,860	22,860	279,000	$—	$(140,271)	$278,853

Small Cap Growth Fund
Common Stock
Vintage Wine Estates, Inc. — PIPE Shares*	3,047,336	—	1,859,252	1,188,084	$—	$(17,720,600)	$17,286,296
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	611,205	—	—	611,205	—	—	2,243,122

	3,658,541	—	1,859,252	1,799,289	$—	$(17,720,600)	$19,529,418

Ultra Growth Fund
Common Stock
C4 Therapeutics, Inc.*	3,007,842	368,204	1,323,855	2,052,191	$—	$(10,962,670)	$32,383,211
Sangamo Therapeutics, Inc.	10,172,716	3,603,833	1,961,198	11,815,351	—	(5,920,865)	6,657,159
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	509,338	—	—	509,338	—	—	1,869,270
Warrants
Sangamo Therapeutics, Inc., expiring 9/26/2029	—	3,026,385	—	3,026,385	—	—	8,855

	13,689,896	6,998,422	3,285,053	17,403,265	$—	$(16,883,535)	$40,918,495

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2023 is included in the Statements of Operations even though the security was not deemed an affiliated company as of the end of the year.

MARCH 31, 2024 (Unaudited)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2024, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent Of Net Assets
Long/Short Alpha Fund
Sangamo Therapeutics, Inc., expiring 9/26/2029	Warrants	3/22/2024	$36,977	$37,500	0.05%

Micro Cap Fund
BriaPro Therapeutics Corp.	Common Stocks	9/5/2023	$29	$6,100	0.00%
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	10,000,013	9,538,212	1.43%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	613,226	1,659,850	0.25%
IM Cannabis Corp., expiring 5/7/2026	Warrants	5/5/2021	616,971	0	0.00%
Sangamo Therapeutics, Inc., expiring 9/26/2029	Warrants	3/22/2024	322,404	326,960	0.05%

			$11,552,643	$11,531,122	1.73%

Micro Cap Value Fund
Regenacy Pharmaceuticals LLC	LLC Membership Interest	2/3/2011	$30,001	$505	0.00%
Greenlane Holdings, Inc., expiring 2/24/2026	Warrants	2/22/2021	396,902	0	0.00%

			$426,903	$505	0.00%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$10,878,594	0.47%
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	17,999,987	17,168,748	0.74%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	1,411,160	4,013,048	0.17%

			$27,411,149	$32,060,390	1.38%

Ultra Growth Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$15,000,004	$14,307,304	1.24%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	1,074,843	2,983,542	0.26%
Sangamo Therapeutics, Inc., expiring 9/26/2029	Warrants	3/22/2024	626,686	635,541	0.06%

			$16,701,533	$17,926,387	1.56%

10. LINE OF CREDIT

Effective May 10, 2023, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”) that mature on May 10, 2024. The agreements, as amended, had no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the overnight federal-funds rate in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

Wasatch Funds

Notes to Financial Statements (continued)

For the six months ended March 31, 2024, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2024
Emerging India Fund	$1,722,374	1	$315	6.58%	$—
Emerging Markets Select Fund	2,862,512	18	9,418	6.58%	—
Emerging Markets Small Cap Fund	4,269,172	24	18,727	6.58%	—
Frontier Emerging Small Countries Fund	339,318	9	558	6.58%	—
Global Opportunities Fund	462,324	9	761	6.58%	—
Global Select Fund	163,808	18	539	6.58%	—
International Growth Fund	5,052,977	23	21,242	6.58%	—
International Opportunities Fund	286,870	5	262	6.58%	—
International Select Fund	44,646	3	24	6.58%	—
Micro Cap Value Fund	1,069,402	2	391	6.58%	—
Ultra Growth Fund	5,647,122	35	36,126	6.58%	—
U.S. Select Fund	319,072	2	117	6.58%	—

11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.

Current Market and Economic Conditions Risk — Current market and economic conditions risk is the risk that a particular investment, or shares of a Fund in general, may fall in value due to current market and economic conditions or events. Economic events historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers world wide. Such events have included, among other things, bankruptcies, corporate restructurings, and similar events; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe and other countries; dramatic changes in energy prices and currency exchange rates; China’s economic slowdown; and regional armed conflict, such as the wars between Russia and Ukraine and Israel and Hamas.

In this regard, in late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tension among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russia economy and various sectors of the economy and companies, the value and liquidity of Russian securities, the value of the ruble, the country’s credit rating and have other adverse consequences on the Russian government, economy, companies, and region.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the world, which may negatively impact such countries and the companies in which a Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and

MARCH 31, 2024 (Unaudited)

operations of industries or companies around the world, including in the United States and Europe.

Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency, and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries, and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities may have a negative effect on a Fund’s investments in issuers of Israeli securities or in Israeli markets and performance, and may extend beyond any direct or indirect exposure a Fund may have to Israeli issuers or those of adjoining geographic regions. The extent and duration of these military actions or future escalations of such hostilities, the extent and impact of any related sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. If a Fund has investments in a region enduring geopolitical market disruption, it may face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.

Furthermore, the economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of a Fund’s assets may go down.

These and any related events could have a significant negative impact on a Fund’s investments as well as a Fund’s performance. Aside from the foregoing turbulence, global and domestic regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which may adversely impact a Fund’s investments and performance. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Beginning in March 2022, the Fed began progressively increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a Fund’s investments, and a Fund’s NAV, to decline, potentially suddenly and significantly. As a result, a Fund may experience high redemptions and increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

In addition, as the Fed increases the target Fed Funds Rate, any such increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events and the possible resulting market volatility may have an adverse effect on a Fund.

Political turmoil within the United States and abroad may also impact a Fund. The ongoing adversarial political climate in the United States, as well as political and diplomatic events abroad, such as presidential, congressional and gubernatorial elections in the U.S., global elections and governmental changes and the U.S. government’s failure to agree on a long-term budget and deficit reduction plan, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on a Fund’s investments and operations. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s

Wasatch Funds

Notes to Financial Statements (continued)

investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.

In addition, there is a risk that the present value of assets or income from investments will be less in the future as rising prices (inflation) reduce their purchasing power. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce a Fund’s performance. While overshadowed by recent rapid inflation, there is also a risk that the prices of goods and services in the United States and many foreign economies may decline over time (deflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Historically, securities issued in emerging and frontier markets have been subject to a greater risk of inflationary or deflationary forces, and more developed markets have been better able to use monetary policy to normalize markets.

The value of a Fund’s investments may be impacted by global health crisis or other events. The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets.

Shareholder Concentration Risk — A significant portion of the net assets of several Wasatch Funds are owned by a group of investors advised by a common investment advisor or have a significant portion of net assets in relatively few related accounts. In the event of significant redemption activity by these shareholders, these Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging- and frontier-market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Indian Market and India Region Risk — The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, International Growth Fund, and International Opportunities Fund may invest a significant portion of their assets in securities of companies tied economically to India (the “India region”). Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities markets in the India region are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receiving dividends. If a market’s trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired. A Fund’s ability to buy or sell India region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In previous years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions, including

MARCH 31, 2024 (Unaudited)

economic and tax reforms, can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. The government in India has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Further, any actions or other factors that may impede the flow of foreign capital to India may also inhibit its growth. Although the governments of India, Bangladesh, Pakistan, and Sri Lanka have begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. In addition, large portions of many Indian companies remain in the hands of their founders (including members of their families) and the corporate governance of such family-owned companies may be weaker and less transparent. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a Fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Asia Region Risk — The Emerging Markets Select, Emerging Markets Small Cap, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, and International Select Funds may invest a significant portion of their assets in the securities of companies tied economically to markets in the Asia region, including, among others, Bangladesh, China, Hong Kong, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam. Similarly, the Frontier Emerging Small Countries Fund may invest a significant portion of its assets in the securities of companies tied economically to frontier and small emerging market countries in the Asia region including, among others, Bangladesh, Indonesia, Malaysia, the Philippines, Singapore, Taiwan, Thailand and Vietnam. The Emerging India Fund invests primarily in securities of companies tied economically to India. The Emerging India Fund considers that companies in the India region with economic ties to

India may be located in India, Bangladesh, Pakistan and Sri Lanka. The Greater China Fund invests primarily in the securities of companies tied economically to China, Hong Kong, and Taiwan. The value of a Fund’s assets invested in countries in the Asia region may be adversely affected by, among other things, political, economic, social and religious instability, less mature or liquid securities markets, increased price volatility, inadequate investor protection, different financial reporting requirements, different or inadequate accounting standards and practices, limited government oversight and market regulations, expropriation or nationalization of assets, capital controls, less developed or diverse economies, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States and Europe and other Asian economies. Global economic conditions and international trade may affect Asian economies, and companies’ prospects and financials could deteriorate as a result of political instability and uncertainty as well as increased tensions with other nations, the imposition of tariffs and other protectionist trade policies and other similar actions.

In addition, the Asian region is comprised of countries in all stages of economic development, some of which may experience overextension of credit, currency devaluation and restrictions, rising unemployment, high inflation, an underdeveloped financials sector, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets which some countries may not have the capacity to address. Many Asian region countries are dependent on foreign supplies of energy and competition to claim or develop regional supplies of energy or other natural resources could lead to economic, political, or military instability or disruption and adversely impact the performance of a Fund. As some countries in the Asian region are less developed and may be considered emerging or frontier markets, the risk to foreign investors of investing in such countries will be magnified and include the risks of investing in emerging or frontier markets such as increased political and social instability; highly volatile, less mature and less liquid securities markets; lower corporate

Wasatch Funds

Notes to Financial Statements (continued)

government standards; limited government oversight and market regulation; differing financial reporting, accounting and auditing standards; capital controls; potential expropriation or nationalization of companies or industries; currency fluctuations; restrictions on foreign ownership; less legal recourse to enforce a Fund’s rights; less publicly available or inaccurate information regarding companies; high taxation; less developed or diverse economies; and other political, economic or social developments.

The Asia region includes Japan, China, Hong Kong, and Taiwan. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation, and consistent government policy. International trade, particularly with the U.S., also impacts growth, and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund that has investments in Japan.

With respect to China, Hong Kong, and Taiwan, see the risks of investing described below under “Greater China Region Risk.” In addition, certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations and less market liquidity. See “Risks of Investing in Chinese Securities” below for additional information regarding these shares.

Greater China Region Risk — The Greater China Fund is subject to additional risks associated with its investments in the Greater China Region. The Greater China Region includes The People’s Republic of China (“PRC” or “China”), Hong Kong, and Taiwan. The other Equity Funds may also invest in countries in the Asia region, including China, Hong Kong, and Taiwan, and therefore may also be subject to the risks of investing in such countries. Countries in the Greater China Region may be subject to considerable degrees of economic, political or social instability. China and Taiwan are emerging market countries and demonstrate significantly higher volatility from time to time in comparison to developed markets.

Chinese governmental actions can have a significant effect on economic conditions in China, Hong Kong, and Taiwan or on a particular issuer or industry, which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic reform programs adversely affecting industries and companies in China.

Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and business structure.

After years of steady growth, China’s economy slowed prior to 2020, including in its Chinese real estate market. Although the trends began to reverse during China’s initial recovery from the pandemic, it is uncertain whether the trends will continue. China’s economy may experience a significant slowdown, an economic recession or periods of substantial inflation which may have a negative effect on its securities market. Economies of countries in the Greater China Region, particularly their export-oriented industries, may be adversely impacted by the developments in the economies and governmental actions of their principal trading partners, including the United States, such as a reduction in spending on their products and services, a downturn in the economies of their key trading partners, and the imposition of trading, restrictions, tariffs or other protectionist trade policies.

The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative repercussions for global markets and other nations closely affiliated with those countries. The current political climate has intensified concerns about the ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may significantly reduce international trade, substantially reduce the price of goods, cause an oversupply of certain manufactured goods and trigger the possible failure of individual companies and/or large segments of China’s export industry which could have a negative impact on a Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory action such as the seizure of assets. Further, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or

MARCH 31, 2024 (Unaudited)

expanded sanctions against China. Any of these actions could severely impair a Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets and income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund’s operations, causing the Fund to decline in value. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs or escalating actions may be imposed in the future.

In addition, on June 3, 2021, President Biden signed an executive order which, in general terms, prohibits U.S. persons from purchasing or selling publicly traded securities or derivatives of such securities in certain companies with ties to China’s military and related materials sector or surveillance technology industry as listed in the order or as determined by the U.S. Secretary of the Treasury (hereafter, “Chinese Military-Industrial Complex Companies” or “CMICs”). The list of CMICs is subject to change from time to time, which could prevent a Fund from acquiring securities previously deemed suitable investments or result in a forced sale of securities in the portfolio at an inopportune time or price which may result in losses to the Fund. Such government prohibitions may affect the value of the securities held in the portfolio directly or indirectly as well as negatively impact the market for other China-based issuers resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as a result of trade tensions between the U.S. and China.

On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs. It is difficult to predict the consequences of these actions or whether further tariffs and actions will be taken.

Further, China’s domestically oriented industries may be particularly sensitive and adversely affected by changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limitations or prohibitions on investors (including foreign institutional investors) with regard to selling holdings in Chinese companies, limitations or prohibitions on foreign ownership in certain industries or the repatriation of assets by foreign investors under certain circumstances or similar actions.

Certain securities issued by companies located or operating in China, such as China A-Shares described below, are subject to trading restrictions, quota limitations, and less market liquidity. Chinese authorities may intervene in the Chinese securities markets and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities markets have experienced considerable volatility, and have been subject to relatively frequent and excessive trading halts and suspensions which, among other things, contribute to uncertainty in the markets, reduce the liquidity of securities subject to a trading halt or suspension and lead to greater market execution and valuation risks. Such actions could adversely impact a Fund’s ability to achieve its investment objective(s), its ability to trade China shares during such periods and could result in the Fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. The Chinese markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting from governmental influence, lack of publicly available information and/or political or social instability. Under current rules of the PRC, there is a limit as to how many shares a single foreign investor is permitted to hold in a PRC-listed company and a limit as to the maximum combined holdings of all foreign investors in a PRC-listed company. As a result, a Fund may have to sell securities at an inopportune time or price, may not be able to execute its investment strategy and its performance may be hindered.

Additional risks of loss from investing in countries in the Greater China Region include currency fluctuations, interest rate fluctuations, less liquidity, higher rates of inflation, expropriation (the confiscation of assets and property), confiscatory taxation, nationalization, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage), trading halts and differing legal, accounting, auditing, financial and reporting standards. Financial reporting by Chinese companies does not have as much regulatory oversight as in the United States. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting and accounting fraud and other corporate misconduct.

Wasatch Funds

Notes to Financial Statements (continued)

There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies.

Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, strained international relations and security concerns such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting a Fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally also have a significant impact on the economies of China, Hong Kong, and Taiwan (the Greater China Region), which in turn could adversely affect a Fund’s investments. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and a Fund’s investments. Further, China’s strained relationships with certain ethnic groups in China, including Tibetans and Uighurs, have been marked with protests and violence and may adversely affect the Chinese economy.

Risks of Investing in Chinese Securities — The Greater China Fund intends to invest in the securities of Chinese companies through various securities markets and investment vehicles, including China A-Shares through the Stock Connect Programs—the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program, H-Shares and B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs), and Variable Interest Entities (“VIEs”) traded on a stock exchange (as described below), and investing in these markets and vehicles is therefore considered a principal risk of the Fund. Other Equity Funds may also invest in Asia countries, including China. Such Equity Funds may also invest in Chinese securities, including China A-Shares, and incur Chinese securities risk.

China A-Shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges, the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange (SZSE). Prices on these exchanges are quoted in renminbi. The Stock Connect Programs (mentioned above) are securities trading and clearing links programs with an aim to achieve mutual stock market access between mainland China and Hong Kong. The Stock Connect Programs were developed by the Stock Exchange of Hong Kong Limited (SEHK), the Hong Kong Exchanges and Clearing Limited, the SSE (in the case of the Shanghai Connect) or the SZSE (in the case of the Shenzhen Connect), and the China Securities Depository and Clearing Corporation (CSDC). Investing in China A-Shares is subject to trading, clearance, settlement and other procedures which could pose risks to a Fund, including illiquidity risk, currency risk, legal and regulatory risk, execution risk, operational risk, tax risk and credit risk. China A-Shares markets have a higher propensity for trading suspensions than many other global equity markets. As a result of differing legal standards, a Fund also faces the risk of being unable to enforce its rights with respect to its China A-share holdings. Trading through the Stock Connect Programs is currently subject to a daily quota, which limits the maximum net purchases under the Stock Connect Programs each day and, as such, buy orders for China A-Shares would be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-Shares regardless of the daily quota). The daily quota may restrict a Fund’s ability to invest in China A-Shares through Stock Connect Programs on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Further, the Stock Connect Programs, which rely on the connectivity of the Shanghai or Shenzhen markets with the Hong Kong market, are subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, a Fund’s ability to trade in China A-Shares will be impacted which may affect the Fund’s performance.

Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund. The Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Accordingly, an investment in China A-Shares though the Stock Connect Programs may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but the Stock Connect Programs are not trading. Further, if one or both of the Chinese markets and the Hong Kong market are closed on a U.S. trading day, a Fund may not be able to acquire or dispose of China A-Shares in a timely manner.

The Stock Connect Programs do not have an extensive operating history and there is no certainty as to how current regulations or new regulations that may be adopted will be applied or interpreted in connection with the operations, legal enforcement and cross-border trades under the Stock Connect Programs. In addition, there can be no assurance that the Stock Connect Programs will be continued. A Fund may be adversely affected as a result of such changes. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through the Stock Connect

MARCH 31, 2024 (Unaudited)

Programs. These fees, costs and taxes may be higher than those imposed on other Chinese securities providing similar investment exposure.

In addition to the China A-Shares, a Fund may also invest in other classes of shares, including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and are denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller and less liquid and has a smaller issuer base than the China A-Shares market. H-Shares are issued by companies incorporated in the PRC that derive substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares. H-Shares may trade at significant discounts or premiums to their China A-Shares counterparts. These share classes are subject to the political and economic policies of China.

An Equity Fund may also invest its assets in securities of VIEs. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. The VIE arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure.

VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action affecting VIEs, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about Chinese securities and VIEs in which a Fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a Fund to transact in such securities and may increase the costs of a Fund if it is required to seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Japan Risk — The Global Opportunities Fund, the Global Select Fund, the International Growth Fund, the International Opportunities Fund, and the International Select Fund invest a significant amount of their assets in securities of companies economically tied to Japan. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund.

Europe and United Kingdom Risk — The Global Opportunities Fund, the Global Select Fund, the Global Value Fund, the International Fund, the International Opportunities Fund, the

Wasatch Funds

Notes to Financial Statements (continued)

International Select Fund, and the Micro Cap Value Fund may invest a significant portion of their assets in securities issued by companies in developed markets, including European countries and the United Kingdom (“U.K.”).

Many countries in Europe are member states of the EU and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Successionist movements as well as governmental or other response to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments in EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social development may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European countries.

In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the U.K. and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the U.K.’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the U.K., EU and elsewhere cannot be fully known.

Brexit may cause greater market volatility and illiquidity, currency fluctuations, interest rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the U.K. and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries and certain sectors within such countries. The United States and other European countries are substantial trading partners of the U.K. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. In the longer term, there is likely to be a period of significant political, regulatory, and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect the European and U.K. companies in which a Fund may invest. Additionally, increasing commodity prices and rising inflation levels prompted the U.K. government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods.

Sector and Industry Weightings Risk — The Equity Funds may invest a large percentage of their assets in a few sectors, or industries within a particular sector. A

MARCH 31, 2024 (Unaudited)

Fund’s investment in a particular sector will fluctuate over time based on the investment opportunities identified by the Advisor. The risks associated with investing in various sectors and industries are considered principal risks of these Funds. These sectors include communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect a single sector. If an Equity Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent an Equity Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Advisor as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. The Advisor may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the official close price or last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no official close or sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or

Wasatch Funds

Notes to Financial Statements (continued)

foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data (including market research publications). Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data (including market research publications), new issue data, monthly payment information, and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data (including market research publications). Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated NAV for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

MARCH 31, 2024 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2024
Core Growth Fund
Assets
Common Stocks		$4,287,661,029	$—	$—	$4,287,661,029
Warrants		—	—	842,400	842,400

		$4,287,661,029	$—	$842,400	$4,288,503,429

Emerging India Fund
Assets
Common Stocks
	Apparel Retail	$—	$48,221,595	$—	$48,221,595
	Automotive Parts & Equipment	—	9,519,962	—	9,519,962
	Commodity Chemicals	—	25,885,416	—	25,885,416
	Construction Machinery & Heavy Transportation Equipment	—	12,382,826	—	12,382,826
	Consumer Finance	—	80,361,058	—	80,361,058
	Diversified Banks	—	54,573,893	—	54,573,893
	Diversified Chemicals	—	5,557,150	—	5,557,150
	Food Retail	—	23,406,626	—	23,406,626
	Footwear	—	906,698	—	906,698
	Health Care Facilities	—	13,687,067	—	13,687,067
	Health Care Services	—	51,172,325	—	51,172,325
	Heavy Electrical Equipment	—	3,043,828	—	3,043,828
	Industrial Machinery & Supplies & Components	—	49,190,889	—	49,190,889
	Interactive Media & Services	—	17,037,878	—	17,037,878
	IT Consulting & Other Services	—	60,552,049	—	60,552,049
	Life Sciences Tools & Services	—	33,251,559	—	33,251,559
	Regional Banks	—	30,684,981	—	30,684,981
	Research & Consulting Services	—	24,865,022	—	24,865,022
	Restaurants	—	3,019,343	—	3,019,343
	Soft Drinks & Non-Alcoholic Beverages	—	2,980,066	—	2,980,066
	Specialty Chemicals	—	18,555,477	—	18,555,477
	Steel	—	2,968,452	—	2,968,452
	Systems Software	—	6,113,852	—	6,113,852
	Other	2,442,802	—	—	2,442,802

		$2,442,802	$577,938,012	$—	$580,380,814

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2024
Emerging Markets Select Fund
Assets
Common Stocks
	Airport Services	$—	$9,099,533	$—	$9,099,533
	Apparel Retail	—	14,182,481	—	14,182,481
	Consumer Finance	—	37,268,289	—	37,268,289
	Diversified Banks	33,468,243	23,815,834	—	57,284,077
	Diversified Chemicals	—	3,898,719	—	3,898,719
	Electrical Components & Equipment	20,373,501	22,176,781	—	42,550,282
	Health Care Equipment	—	2,184,402	—	2,184,402
	Health Care Facilities	—	11,645,154	—	11,645,154
	Health Care Services	—	8,779,716	—	8,779,716
	Industrial Machinery & Supplies & Components	—	14,991,718	—	14,991,718
	Interactive Media & Services	—	7,231,208	—	7,231,208
	Life Sciences Tools & Services	—	18,564,848	—	18,564,848
	Regional Banks	—	10,973,285	—	10,973,285
	Restaurants	—	6,992,643	—	6,992,643
	Semiconductor Materials & Equipment	—	25,942,066	—	25,942,066
	Semiconductors	—	47,662,638	—	47,662,638
	Specialized Finance	—	11,511,690	—	11,511,690
	Specialty Chemicals	—	8,813,182	—	8,813,182
	Systems Software	—	2,370,691	—	2,370,691
	Other	110,123,608	—	—	110,123,608

		$163,965,352	$288,104,878	$—	$452,070,230

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Airport Services	$—	$3,925,064	$—	$3,925,064
	Apparel Retail	—	17,832,218	—	17,832,218
	Commercial & Residential Mortgage Finance	—	3,228,520	—	3,228,520
	Commodity Chemicals	—	4,691,234	—	4,691,234
	Communications Equipment	—	6,958,708	—	6,958,708
	Construction Machinery & Heavy Transportation Equipment	—	7,516,752	—	7,516,752
	Consumer Finance	5,020,110	4,345,706	—	9,365,816
	Diversified Support Services	—	7,415,202	—	7,415,202
	Drug Retail	14,154,888	2,813,767	—	16,968,655
	Electrical Components & Equipment	—	20,285,760	—	20,285,760
	Electronic Components	—	3,173,653	—	3,173,653
	Electronic Equipment & Instruments	—	6,068,464	—	6,068,464
	Health Care Facilities	1,490,781	3,889,186	—	5,379,967
	Health Care Services	—	7,264,989	—	7,264,989
	Heavy Electrical Equipment	—	4,355,430	—	4,355,430
	Human Resource & Employment Services	—	3,636,345	—	3,636,345
	Industrial Machinery & Supplies & Components	—	16,988,127	—	16,988,127
	Interactive Media & Services	—	13,576,692	—	13,576,692
	IT Consulting & Other Services	19,376,747	23,998,085	—	43,374,832
	Multi-Line Insurance	—	3,765,661	—	3,765,661
	Oil & Gas Refining & Marketing	—	3,880,563	—	3,880,563
	Personal Care Products	—	4,397,076	—	4,397,076
	Regional Banks	—	22,315,506	—	22,315,506
	Research & Consulting Services	6,051,111	8,674,740	—	14,725,851
	Semiconductor Materials & Equipment	—	8,972,500	—	8,972,500
	Semiconductors	—	36,153,550	—	36,153,550
	Specialized Finance	—	4,138,835	—	4,138,835
	Other	41,505,298	—	—	41,505,298

		$87,598,935	$254,262,333	$—	$341,861,268

MARCH 31, 2024 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2024
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$66,046	$1,706,378	$—	$1,772,424
	Consumer Finance	723,233	4,570,179	—	5,293,412
	Diversified Banks	4,773,873	2,791,301	—	7,565,174
	Diversified Support Services	—	704,761	—	704,761
	Food Retail	—	100,796	—	100,796
	Health Care Facilities	327,196	186,207	—	513,403
	Human Resource & Employment Services	—	588,721	—	588,721
	Interactive Media & Services	—	1,291,596	—	1,291,596
	IT Consulting & Other Services	1,350,913	4,153,485	—	5,504,398
	Multi-Line Insurance	—	594,585	—	594,585
	Oil & Gas Refining & Marketing	—	892,352	—	892,352
	Regional Banks	—	977,432	—	977,432
	Semiconductors	—	532,942	—	532,942
	Other	11,772,242	—	—	11,772,242

		$19,013,503	$19,090,735	$—	$38,104,238

Global Opportunities Fund
Assets
Common Stocks	Application Software	$12,778,628	$3,641,716	$—	$16,420,344
	Asset Management & Custody Banks	3,540,213	1,565,294	—	5,105,507
	Consumer Finance	—	766,197	—	766,197
	Diversified Support Services	—	2,240,238	—	2,240,238
	Drug Retail	—	3,054,443	—	3,054,443
	Electrical Components & Equipment	—	5,580,310	—	5,580,310
	Health Care Equipment	4,605,200	1,016,388	—	5,621,588
	Health Care Facilities	5,637,594	2,193,390	—	7,830,984
	Health Care Services	—	2,291,891	—	2,291,891
	Health Care Technology	—	1,989,504	—	1,989,504
	Human Resource & Employment Services	4,684,560	4,079,117	—	8,763,677
	Industrial Machinery & Supplies & Components	9,358,887	1,803,807	—	11,162,694
	IT Consulting & Other Services	8,311,063	5,965,701	—	14,276,764
	Life Sciences Tools & Services	4,302,177	2,487,017	—	6,789,194
	Regional Banks	4,791,802	5,280,822	—	10,072,624
	Research & Consulting Services	—	5,521,840	—	5,521,840
	Semiconductors	1,352,130	7,792,723	—	9,144,853
	Systems Software	3,250,249	2,153,812	—	5,404,061
	Trading Companies & Distributors	—	5,730,913	—	5,730,913
	Transaction & Payment Processing Services	3,766,849	3,967,314	—	7,734,163
	Other	66,412,850	—	—	66,412,850

		$132,792,202	$69,122,437	$—	$201,914,639

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2024
Global Select Fund
Assets
Common Stocks
	Application Software	$2,137,832	$694,036	$—	$2,831,868
	Building Products	565,184	517,947	—	1,083,131
	Consumer Finance	—	623,456	—	623,456
	Diversified Banks	—	541,961	—	541,961
	Drug Retail	—	526,272	—	526,272
	Health Care Equipment	—	255,159	—	255,159
	Hotels, Resorts & Cruise Lines	—	469,342	—	469,342
	Interactive Media & Services	—	506,348	—	506,348
	Research & Consulting Services	—	180,319	—	180,319
	Semiconductor Materials & Equipment	—	396,517	—	396,517
	Semiconductors	294,000	229,770	—	523,770
	Specialized Finance	—	203,594	—	203,594
	Trading Companies & Distributors	—	194,501	—	194,501
	Transaction & Payment Processing Services	261,183	429,081	—	690,264
	Other	7,440,963	—	—	7,440,963

		$10,699,162	$5,768,303	$—	$16,467,465

Global Value Fund
Assets
Common Stocks
	Aerospace & Defense	$—	$2,931,812	$—	$2,931,812
	Broadline Retail	—	2,513,128	—	2,513,128
	Diversified Banks	14,222,533	4,558,489	—	18,781,022
	Diversified Metals & Mining	—	2,978,137	—	2,978,137
	Electronic Manufacturing Services	—	2,999,672	—	2,999,672
	Food Retail	—	8,059,330	—	8,059,330
	Industrial REITs	—	2,998,112	—	2,998,112
	Integrated Oil & Gas	6,684,311	7,222,885	—	13,907,196
	Integrated Telecommunication Services	8,068,000	2,903,280	—	10,971,280
	Multi-Line Insurance	—	3,755,576	—	3,755,576
	Pharmaceuticals	11,727,754	6,102,079	—	17,829,833
	Reinsurance	—	4,588,520	—	4,588,520
	Technology Hardware, Storage & Peripherals	—	2,815,525	—	2,815,525
	Tobacco	—	5,000,557	—	5,000,557
	Other	46,481,440	—	—	46,481,440

		$87,184,038	$59,427,102	$—	$146,611,140

MARCH 31, 2024 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2024
Greater China Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$126,862	$—	$126,862
	Construction Materials	—	25,829	—	25,829
	Distillers & Vintners	—	331,195	—	331,195
	Diversified Banks	—	45,475	—	45,475
	Drug Retail	—	174,135	—	174,135
	Electrical Components & Equipment	—	132,606	—	132,606
	Electronic Components	—	127,415	—	127,415
	Health Care Equipment	—	159,667	—	159,667
	Hotels, Resorts & Cruise Lines	—	235,373	—	235,373
	Industrial Machinery & Supplies & Components	—	755,350	—	755,350
	Interactive Media & Services	—	240,652	—	240,652
	Life & Health Insurance	—	183,343	—	183,343
	Life Sciences Tools & Services	—	157,550	—	157,550
	Other Specialty Retail	—	46,093	—	46,093
	Packaged Foods & Meats	—	44,642	—	44,642
	Personal Care Products	—	133,291	—	133,291
	Regional Banks	—	52,806	—	52,806
	Restaurants	—	127,386	—	127,386
	Semiconductors	—	310,779	—	310,779
	Specialized Finance	—	118,656	—	118,656
	Systems Software	—	100,122	—	100,122
	Other	38,074	—	—	38,074

		$38,074	$3,629,227	$—	$3,667,301

International Growth Fund
Assets
Common Stocks
	Application Software	$17,677,898	$19,952,491	$—	$37,630,389
	Asset Management & Custody Banks	—	9,295,742	—	9,295,742
	Brewers	—	4,160,961	—	4,160,961
	Broadline Retail	—	7,766,014	—	7,766,014
	Building Products	—	7,815,715	—	7,815,715
	Commodity Chemicals	—	2,655,131	—	2,655,131
	Construction & Engineering	—	4,143,264	—	4,143,264
	Diversified Banks	—	3,900,773	—	3,900,773
	Diversified Support Services	—	11,565,953	—	11,565,953
	Drug Retail	4,488,715	10,814,380	—	15,303,095
	Electrical Components & Equipment	—	11,938,355	—	11,938,355
	Electronic Equipment & Instruments	—	8,257,733	—	8,257,733
	Health Care Equipment	—	5,794,916	—	5,794,916
	Health Care Facilities	—	4,691,102	—	4,691,102
	Health Care Services	—	3,561,598	—	3,561,598
	Health Care Technology	—	9,328,777	—	9,328,777
	Human Resource & Employment Services	—	18,942,679	—	18,942,679
	Industrial Machinery & Supplies & Components	—	18,076,834	—	18,076,834
	Interactive Media & Services	—	14,848,268	—	14,848,268
	IT Consulting & Other Services	18,879,528	8,509,448	—	27,388,976
	Life Sciences Tools & Services	—	5,004,281	—	5,004,281
	Movies & Entertainment	—	7,978,327	—	7,978,327
	Regional Banks	6,900,545	7,434,599	—	14,335,144
	Research & Consulting Services	—	4,708,336	—	4,708,336
	Semiconductor Materials & Equipment	—	2,594,122	—	2,594,122
	Semiconductors	—	26,107,180	—	26,107,180
	Specialty Chemicals	—	4,132,345	—	4,132,345
	Trading Companies & Distributors	—	30,077,821	—	30,077,821
	Transaction & Payment Processing Services	—	10,290,818	—	10,290,818
	Other	50,525,423	—	—	50,525,423

		$98,472,109	$284,347,963	$—	$382,820,072

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2024
International Opportunities Fund
Assets
Common Stocks
	Air Freight & Logistics	$—	$669,453	$—	$669,453
	Alternative Carriers	—	4,266,919	—	4,266,919
	Application Software	6,964,542	37,943,108	—	44,907,650
	Asset Management & Custody Banks	—	9,612,539	—	9,612,539
	Brewers	—	1,872,313	—	1,872,313
	Commercial & Residential Mortgage Finance	10,220,099	2,015,255	—	12,235,354
	Commodity Chemicals	—	5,922,895	—	5,922,895
	Construction & Engineering	—	8,652,248	—	8,652,248
	Consumer Finance	—	9,108,944	—	9,108,944
	Data Processing & Outsourced Services	—	2,686,220	—	2,686,220
	Diversified Support Services	4,470,495	13,265,673	—	17,736,168
	Electrical Components & Equipment	—	6,777,674	—	6,777,674
	Food Retail	—	5,564,515	—	5,564,515
	Health Care Services	—	10,633,648	—	10,633,648
	Health Care Technology	—	14,765,224	—	14,765,224
	Heavy Electrical Equipment	—	1,923,480	—	1,923,480
	Human Resource & Employment Services	—	11,205,401	—	11,205,401
	Industrial Machinery & Supplies & Components	—	4,693,873	—	4,693,873
	Interactive Media & Services	—	17,826,945	—	17,826,945
	Investment Banking & Brokerage	2,885,357	6,340,877	—	9,226,234
	IT Consulting & Other Services	—	13,604,414	—	13,604,414
	Real Estate Services	—	1,794,545	—	1,794,545
	Research & Consulting Services	3,025,547	16,711,721	—	19,737,268
	Semiconductor Materials & Equipment	—	7,981,191	—	7,981,191
	Semiconductors	—	12,149,459	—	12,149,459
	Trading Companies & Distributors	5,137,081	843,278	—	5,980,359
	Other	32,646,810	—	—	32,646,810

		$65,349,931	$228,831,812	$—	$294,181,743

International Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$240,243	$—	$240,243
	Application Software	231,052	368,608	—	599,660
	Asset Management & Custody Banks	—	178,561	—	178,561
	Building Products	—	438,254	—	438,254
	Drug Retail	—	221,860	—	221,860
	Electronic Equipment & Instruments	—	191,435	—	191,435
	Health Care Equipment	—	104,997	—	104,997
	Health Care Technology	—	42,937	—	42,937
	Hotels, Resorts & Cruise Lines	—	172,882	—	172,882
	Industrial Machinery & Supplies & Components	—	100,807	—	100,807
	Interactive Media & Services	—	427,463	—	427,463
	IT Consulting & Other Services	89,432	165,494	—	254,926
	Research & Consulting Services	—	76,606	—	76,606
	Trading Companies & Distributors	—	181,294	—	181,294
	Transaction & Payment Processing Services	—	322,660	—	322,660
	Other	660,584	—	—	660,584

		$981,068	$3,234,101	$—	$4,215,169

MARCH 31, 2024 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2024
Long/Short Alpha Fund
Assets
Common Stocks		$71,976,115	$—	$—	$71,976,115
Warrants		—	—	37,500	37,500

		$71,976,115	$—	$37,500	$72,013,615

Liabilities
Securities Sold Short		$(24,948,246)	$—	$—	$(24,948,246)

Micro Cap Fund
Assets
Common Stocks
	Biotechnology	$35,970,141	$—	$6,100	$35,976,241
	Other	606,637,536	—	—	606,637,536
Preferred Stocks		—	—	9,538,212	9,538,212
Warrants		—	—	1,986,810	1,986,810

		$642,607,677	$—	$11,531,122	$654,138,799

Micro Cap Value Fund
Assets
Common Stocks
	Food Retail	$—	$3,804,631	$—	$3,804,631
	Health Care Technology	—	3,702,438	—	3,702,438
	Packaged Foods & Meats	11,884,010	3,851,035	—	15,735,045
	Other	286,751,852	—	—	286,751,852
Limited Liability Company Membership Interest		—	—	505	505
Warrants		—	—	0	0

		$298,635,862	$11,358,104	$505	$309,994,471

Small Cap Growth Fund
Assets
Common Stocks		$2,282,344,478	$—	$—	$2,282,344,478
Preferred Stocks		—	—	28,047,342	28,047,342
Warrants		—	—	4,013,048	4,013,048

		$2,282,344,478	$—	$32,060,390	$2,314,404,868

Small Cap Value Fund
Assets
Common Stocks		$1,530,402,539	$—	$—	$1,530,402,539

		$1,530,402,539	$—	$—	$1,530,402,539

Ultra Growth Fund
Assets
Common Stocks
	Semiconductor Materials & Equipment	$79,526,255	$12,540,112	$—	$92,066,367
	Other	1,040,197,153	—	—	1,040,197,153
		—	—	14,307,304	14,307,304
Preferred Stocks		—	—	4,321,083	4,321,083

Warrants		$1,119,723,408	$12,540,112	$18,628,387	$1,150,891,907

U.S. Select Fund
Assets
Common Stocks		$27,545,679	$—	$—	$27,545,679

		$27,545,679	$—	$—	$27,545,679

U.S. Treasury Fund
Assets
U.S Government Obligations		$—	$189,249,267	$—	$189,249,267

		$—	$189,249,267	$—	$189,249,267

Wasatch Funds

Notes to Financial Statements (continued)

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2024:

Fund	Market Value Beginning Balance 9/30/2023	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 3/31/2024	Net Change in Unrealized Appreciation (Depreciation) On Investments Held at 3/31/2024
Core Growth Fund
Warrants	$982,800	$—	$—	$—	$—	$(140,400)	$—	$—	$842,400	$(140,400)

	$982,800	$—	$—	$—	$—	$(140,400)	$—	$—	$842,400	$(140,400)

International Opportunities Fund
Common Stocks	$7,687	$—	$—	$—	$(2,844,249)	$2,836,562	$—	$—	$—	$—

	$7,687	$—	$—	$—	$(2,844,249)	$2,836,562	$—	$—	$—	$—

Long/Short Alpha Fund
Warrants	$—	$36,977	$—	$—	$—	$523	$—	$—	$37,500	$523

	$—	$36,977	$—	$—	$—	$523	$—	$—	$37,500	$523

Micro Cap Fund
Common Stocks	$24,399	$—	$—	$—	$—	$(18,299)	$—	$—	$6,100	$(18,299)
Preferred Stocks	8,292,031	—	—	—	—	1,246,181	—	—	9,538,212	1,246,181
Warrants	192,446	322,404	—	—	—	1,471,960	—	—	1,986,810	1,471,960

	$8,508,876	$322,404	$—	$—	$—	$2,699,842	$—	$—	$11,531,122	$2,699,842

Micro Cap Value Fund
Common Stocks	$505	$—	$—	$—	$—	$—	$—	$—	$505	$—
Warrants	—	—	—	—	—	—	—	—	—	—

	$505	$—	$—	$—	$—	$—	$—	$—	$505	$—

Small Cap Growth Fund
Preferred Stocks	$23,920,529	$—	$—	$—	$—	$4,126,813	$—	$—	$28,047,342	$4,126,813
Warrants	465,281	—	—	—	—	3,547,767	—	—	4,013,048	3,547,767

	$24,385,810	$—	$—	$—	$—	$7,674,580	$—	$—	$32,060,390	$7,674,580

Ultra Growth Fund
Preferred Stocks	$12,438,034	$—	$—	$—	$—	$1,869,270	$—	$—	$14,307,304	$1,869,270
Warrants	1,164,918	626,686	—	—	—	2,529,479	—	—	4,321,083	2,529,479

	$13,602,952	$626,686	$—	$—	$—	$4,398,749	$—	$—	$18,628,387	$4,398,749

MARCH 31, 2024 (Unaudited)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value At 3/31/2024	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Warrant: Insurance Brokers	$842,400	Discount for lack of marketability	Discount for lack of marketability	20%
Long/Short Alpha	Warrant: Biotechnology	$37,500	Black Scholes	Volatility	40%
Micro Cap Fund	Direct Venture Capital Investments: Textiles	$9,538,212	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.63 - 6.32 (3.15) 46%
Micro Cap Fund	Warrant: Biotechnology	$326,960	Black Scholes	Volatility	40%
Micro Cap Fund	Warrant: Pharmaceuticals	$1,659,850	Black Scholes	Volatility	40%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$10,878,594	Market comparable companies	EV/R* multiple Discount for lack of marketability	4.1 - 24.2 (12) 27%
Small Cap Growth Fund	Direct Venture Capital Investments: Textiles	$17,168,748	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.63 - 6.32 (3.15) 46%
Small Cap Growth Fund	Warrant: Pharmaceuticals	$4,013,048	Black Scholes	Volatility	40%
Ultra Growth Fund	Direct Venture Capital Investments: Textiles	$14,307,304	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.63 - 6.32 (3.15) 46%
Ultra Growth Fund	Warrant: Biotechnology	$635,541	Black Scholes	Volatility	40%
Ultra Growth Fund	Warrant: Insurance Brokers	$702,000	Discount for lack of marketability	Discount for lack of marketability	20%
Ultra Growth Fund	Warrant: Pharmaceuticals	$2,983,542	Black Scholes	Volatility	40%

*	Enterprise-Value-To-Revenue (“EV/R”) multiple is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third-party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Additional information about the Funds’ fair valuation practices is available in the Funds’ most recent Prospectus, Statement of Additional Information (SAI) and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (FASB) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2024:

Securities Borrowed for Short Sales

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements Of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not less Than 0)
Long/Short Alpha Fund	Fixed Income Clearing Corp.	$24,948,246	$—	$(24,948,246)	$—

[1]

The market value of the collateral pledged is greater than the amount indicated in the table. For further information, see “Short Sales” under “3. Securities and Other Investments” and the Schedule of Investments.

14. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. All Trustees were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address And Year of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustees During Past 5 Years[2]
Independent Trustees

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1952	Trustee and Chair of the Board	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	20	Director, Halton Foundation since 2010. Director, Halton Group Ltd. from 2016 to 2020.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1953	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	20

Director, Youth Sports Alliance from 2015 to 2021.

Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012.

Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

Director, Utah Museum of Fine Arts since 2021.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1958	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	20	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

Kate M. Fleming 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1962	Trustee	Indefinite Served as Trustee since July 2023	President, Northwestern Mutual Series Fund, Inc. from 2013 to 2021 and Vice President from 2004 to 2013. President, Mason Street Advisors, LLC from 2015 to 2021,Vice President from 2004 to 2014 and Treasurer from 2008 to 2014 and again from 2020 to 2021. President since 2014, Rath Foundation (a private foundation that funds endowments at various universities).	20	Director, Rath Foundation since 2002. Director, Wisconsin Deferred Compensation Board since 2022.

[1]

Except upon his/her death, resignation, removal or retirement, each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his/her successor, if any, is elected, qualified and serving as a trustee. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

MARCH 31, 2024 (Unaudited)

Name, Address And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1966	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1967	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Treasurer	Indefinite Served as Treasurer since January 2024	Treasurer for Wasatch Funds since January 2024. Assistant Treasurer for Wasatch Funds from May 2018 to January 2024. Controller for the Advisor since January 2012.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1972	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request by calling 800.551.1700 or visiting the Funds’ website at wasatchglobal.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the 1940 Act, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The

Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining shareholders’ interests in the Fund. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, the Fund has not adopted a Highly Liquid Investment minimum.

Wasatch Funds

Supplemental Information (continued)

The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Fund can be found within the Prospectus.

BOARD CONSIDERATIONS FOR INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

At a meeting held on November 8, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”) unanimously approved the Advisory and Service Contract (the “Investment Advisory Agreement”) between Wasatch Advisors LP doing business as Wasatch Global Investors, Inc. (the “Advisor”) and the Trust on behalf of each existing series of the Trust (each a “Fund”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Hoisington Investment Management Company (“HIMCo” or the “Sub-Advisor”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”). As the Board is comprised of all disinterested Trustees (the “Independent Trustees”), the references to Board and/or Independent Trustees shall mean all the Independent Trustees. The Investment Advisory Agreement and Sub-Advisory Agreement are collectively hereafter the “Advisory Agreements” and each an “Advisory Agreement.”

The Board is responsible for overseeing the management of the Funds and, as such, the Board determines each year as required by law whether to continue the Advisory Agreement with the Advisor on behalf of each Fund, and the Sub-Advisory Agreement with HIMCo on behalf of the U.S. Treasury Fund. The Board and its committees meet regularly throughout the year and, at these meetings, receive regular and/or special reports that cover an array of topics and information relevant to its annual consideration of the renewal of the Advisory Agreements. Some of these reports and discussions include, among other things, materials that outline the investment performance of the Funds over various time periods with additional discussions on Funds that may have experienced periods of challenged performance; internal ratings for each Fund; periodic presentations from portfolio managers; compliance, risk and liquidity management; valuation of securities; compliance with the respective Fund’s investment objectives and investment restrictions; Fund expenses; the execution of portfolio transactions; cross-holdings of securities among the Funds; and overall economic, market and regulatory developments. The Board also meets periodically with portfolio managers of their assigned Funds and other members of management to discuss, among other things, the investment performance of the respective Funds, portfolio attributes, the manager’s investment approach and any adjustments thereto as well as market conditions or other factors that may impact the Fund’s performance. The Board has also established standing committees that meet regularly throughout the year to review matters within their respective purview.

In addition to the information provided and discussions held throughout the year, in response to a request on behalf of the Independent Trustees by independent legal counsel, the Independent Trustees received and reviewed extensive materials specifically prepared for the annual review of the Advisory Agreements by the Advisor as well as certain materials provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials covered a wide range of topics including, among other things, the investment process of the Advisor, including its investment risk management; the organizational structure and culture of the Advisor; the ownership, management and committee structure of the Advisor, including its succession planning; the nature, extent and quality of services performed pursuant to the respective Advisory Agreement; the experience of the relevant investment personnel; the performance of each Fund in absolute terms and as compared to the performance of certain peers, including peers compiled by Broadridge and benchmark(s); the third-party performance ranking of the Funds for various periods comparing a Fund against similarly categorized funds; the management fee and net expenses ratios of each class of shares of each Fund and as compared to peers compiled by Broadridge; the expense caps provided by the Advisor on certain expenses of the applicable classes of the Funds; the management fees of certain Funds compared to certain fee data of accounts managed in a similar style to such Funds; the services provided to other types of clients; investment personnel compensation arrangements; the brokerage policies and practices and commission results; and certain financial data of the Advisor and its parent and the profitability of the Advisor as described below. With respect to the Sub-Advisor, the materials also covered, among other things, an evaluation of the Sub-Advisor by the Advisor; the organizational and leadership structure of the Sub-Advisor; the services performed pursuant to the Sub-Advisory Agreement; the experience of the relevant investment personnel; the performance of the U.S. Treasury Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and a benchmark; the management fee rate and net expense ratio of the U.S. Treasury Fund and as compared to peers compiled by Broadridge; and certain financial data regarding the Sub-Advisor.

MARCH 31, 2024 (Unaudited)

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees and the evaluations of the Funds by the Board and its committees throughout the year. The Independent Trustees considered their review of Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge and experience the Trustees had gained during their tenure on the Board governing the Funds and evaluating the Advisor and Sub-Advisor, including the knowledge gained regarding the scope and quality of the investment management and other capabilities of the Advisor and the Sub-Advisor, and the quality of the Advisor’s administration and other services provided. The Board’s considerations of the Advisory Agreements also reflect the information, negotiations and discussions with management in connection with the Board’s prior reviews of the Funds’ advisory arrangements, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years.

The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meetings in execution sessions with such counsel at which no representatives from the Advisor or Sub-Advisor were present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of their continuing practice, the Independent Trustees met in executive session on November 1, 2023 (the “November Executive Session”) to begin their considerations and discussions of the Advisory Agreements for an additional one-year term. Following the November Executive Session, the Independent Trustees through independent counsel requested and received additional information from management and considered the responses. In addition, prior to and during the Meeting, the Independent Trustees also met in private executive sessions with independent legal counsel. The Independent Trustees invited members of management of the Advisor to attend a portion of certain executive sessions from time to time to respond to questions and provide additional information. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per-class basis.

At the Meeting, the Independent Trustees met, including in executive session without management present, to further consider, in relevant part, the renewal of the Advisory Agreements. After the discussions and with the background and knowledge described above, the Independent

Trustees approved the renewal of the Advisory Agreements on behalf of the applicable Funds. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information (written and oral) presented during the course of the year and in prior years as well as prepared for the current evaluation process. Each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Advisor’s and Sub-Advisor’s services to the applicable Fund(s). In addition to their own experience with the quality and scope of services provided to the Funds, the Board considered descriptions of the vast array of management, oversight and administrative services the Advisor provided to manage and operate the Funds. With respect to the Advisor, the Independent Trustees noted that the Advisor provided portfolio management services for all Funds (other than the U.S. Treasury Fund). In connection with evaluating the portfolio management services, the Board reviewed, among other things, a description of the Advisor’s investment philosophy and investment process, including the due diligence it employs in evaluating potential investments, its portfolio construction process, its sell discipline and its investment risk management. The Board also considered the Advisor’s trading capabilities, including the expertise of its trading team, policies and procedures in executing securities transactions and analytics in assessing the commissions paid. As reflected in further detail below, the Board also reviewed each Fund’s performance over various time periods. In its review, the Board appreciated the time and effort the Advisor had devoted in reviewing and evaluating its investment process in seeking to determine areas or techniques in which its investment process may be further refined and/or improved.

Aside from the investment philosophy and process, the Board evaluated the Advisor’s investment research and portfolio management capabilities and staffing, including the experience and qualifications of the portfolio managers primarily responsible for the investment management of the Funds and the level of skill necessary to manage the Funds as well as invest in particular markets. The Board reviewed and discussed, among other things, the Advisor’s compensation methods in seeking to retain and recruit highly qualified personnel, the Advisor’s employee-ownership structure and its culture. In assessing the Advisor’s ability to continue to provide services, the Board also considered the Advisor’s succession planning efforts for key portfolio and firm employees who service the Funds, the Advisor’s business continuity policies and procedures, and the Advisor’s financial stability and

Wasatch Funds

Supplemental Information (continued)

certain financial data as described in further detail below.

Beyond the portfolio management services provided, the Board considered the extensive administrative or non-advisory services the Advisor provided to manage and operate the Funds (in addition to those provided by other third parties). In this regard, the Trustees recognized the Advisor’s role in managing the Funds’ affairs and coordinating the services provided to the Funds by other service providers (including the Funds’ transfer agent, administrator, auditor, custodian, distributor and on behalf of the U.S. Treasury Fund, the Sub-Advisor), periodically evaluating these services and reporting its findings to the Board and assisting with the review and negotiation of their fees. The Board observed the significant operational support and administrative services the Advisor provided to the Funds to maintain their operations and recognized that many of these services are unique to the Funds and may not be required of other types of clients. The Board reviewed a description of the various administrative and non-investment type services the Advisor provided which included, among other things, preparing and/or assisting with preparing and filing regulatory and tax reports; preparing and/or assisting with preparing and filing registration statements and other regulatory documents; overseeing the preparation of shareholder reports or other communications; overseeing third-party service providers; assisting with tax matters; valuing portfolio securities and providing daily pricing; proxy voting; providing cross-trade monitoring; assisting with insurance renewals; providing Board and committee support services and providing compliance services. With respect to the latter, the Board recognized that the Funds operate within a complex regulatory regime and noted the extensive compliance and regulatory services that the Advisor must provide to operate the Funds, including monitoring for compliance with applicable regulatory requirements; developing, maintaining and updating compliance policies and procedures; periodically testing compliance policies and procedures and regularly reporting to the Board the Funds’ compliance with these policies and procedures. The Board further observed that the scope of these services provided by the Advisor and the undertakings required of the Advisor had expanded over time as a result of regulatory, market and other developments.

In addition to the services provided by the Advisor, the Independent Trustees also considered the risks borne by the Advisor in sponsoring and managing the Funds, including various material entrepreneurial, operational, reputational, regulatory and litigation risks.

With respect to the U.S. Treasury Fund, the Board recognized that the Fund utilizes a Sub-Advisor, and therefore the Board also evaluated the renewal of the Sub-Advisory Agreement. With respect to such Fund, the Board considered the division of responsibilities between the Advisor and Sub-Advisor and the respective roles of the Advisor and Sub-Advisor in providing services to the Fund. The

Board recognized that the Sub-Advisor and its investment personnel are primarily responsible for the portfolio management of the U.S. Treasury Fund, and the Advisor oversees and evaluates the Sub-Advisor’s portfolio management services. In connection with its portfolio management services, the Independent Trustees considered, among other things, the Sub-Advisor’s investment philosophy and the background and experience of the applicable investment personnel. As described in further detail below, the Board considered the performance history of the U.S. Treasury Fund over various periods and noted that the Sub-Advisor periodically has made presentations to the Board regarding its investment approach, market conditions and economic outlook. Similarly, in seeking to help ensure the continuity of the services of the Sub-Advisor, the Independent Trustees considered, among other things, the stability and organization of the Sub-Advisor; the tenure of the investment personnel of the Sub-Advisor to the Fund; certain financial data of the Sub-Advisor; the Sub-Advisor’s disaster recovery plans and process; and its compliance program. The Board noted the Advisor’s favorable assessment of the Sub-Advisor and its recommendation for renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreement were satisfactory on behalf of each applicable Fund.

B. The Investment Performance of the Funds

In evaluating the quality of the services provided by the Advisor and Sub-Advisor, the Board considered Fund investment performance as a relevant factor in assessing whether to approve the Investment Advisory or Sub-Advisory Agreements. The Board received and considered a variety of Fund investment performance data. Among the materials, the Board received a report (the “Broadridge Report”) prepared by Broadridge which generally provided a Fund’s performance data for the one-, two-, three-, five-, and ten-year periods ended August 31, 2023 (or for the periods available for Funds that did not exist for part of the foregoing time frame) on an absolute basis and as compared to the performance of comparable funds (a “Broadridge Peer Universe”), to a more focused subset of peers (a “Broadridge Peer Group”) and to an index provided by Broadridge for the prescribed periods, subject to certain exceptions. The Board was provided with a description of the methodology Broadridge used to create the Broadridge Peer Group and Broadridge Peer Universe. Although the performance data included in the Broadridge Report was based on the performance of the investor class shares of the Funds, the Board recognized that the Funds (other than the U.S. Treasury Fund) offer two classes. The performance of another class of a Fund, however, should

MARCH 31, 2024 (Unaudited)

be substantially similar on a relative basis because the classes are invested in the same portfolio of securities, and differences in performance between the classes could be principally attributed to the variation in the expenses and the expense limitations of each class.

The Independent Trustees have recognized that the performance results of a Fund may vary significantly depending on the time period selected as well as from year-to-year. To provide a more comprehensive view of performance from differing perspectives and time periods, the Independent Trustees also received and considered materials reflecting, among other things, the respective Fund’s historic performance for the quarter and one-, three-, five-, and ten-year periods ended September 30, 2023 (or for the periods available for Funds that did not exist for part of the foregoing time frame) in absolute terms and as compared to the Fund’s benchmark(s); the Fund’s calendar-year returns in absolute terms and as compared to the Fund’s benchmark(s) for the period from 2013 through 2022 (investor class) (subject to exception for the U.S. Treasury Fund) and 2016 through 2022 (both investor class and institutional class) (or for the calendar year(s) available (if any) for Funds or classes that did not exist for part of the foregoing time frame); a Fund’s performance results (investor class) versus the performance of the Fund’s benchmark(s) and Morningstar peer composites over various periods ended September 30, 2022 and September 30, 2023, respectively (subject to exceptions for U.S. Treasury Fund and other Funds that did not exist for part of the time frame or for which Morningstar composites were not available); the performance of certain Funds (i.e., the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund) compared to the performance of certain composites of funds and/or separate accounts managed by the Advisor for various periods ended September 30, 2023 and with respect to the U.S. Treasury Fund, certain total return performance of the U.S. Treasury Fund compared to, among other things, certain accounts managed by the Sub-Advisor for the trailing 12-month period ended September 30, 2023 and an annualized five year period. Regardless of the performance period reviewed by the Board, the Independent Trustees recognized that shareholders may measure their Fund’s performance results based on the shareholder’s own particular holding periods which may differ significantly from the periods reviewed by the Board and therefore reflect significantly different investment results. The Board also considered information reflecting a Fund’s peer ranking in its respective Morningstar investment category and any Morningstar ratings on the applicable Fund and received analyst reports published by an unaffiliated party for each of the Funds.

In evaluating performance, the Board acknowledged some of the limitations of the comparative performance data which may impact the weight given to particular performance data and/or limit the value of such performance data. The Board recognized that differing objectives, investment strategies and guidelines followed by the respective benchmarks, peers and/or other client accounts compared to those of the respective Fund would necessarily result in variations in performance results. Further, differences in the selection and composition of the peer group and benchmark over time also may contribute to variations in the comparative performance data. In particular, Independent Trustees have noted that the respective Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) generally focused on companies with a larger market capitalization than those sought by the Micro Cap Funds and as a result, the Independent Trustees also reviewed each Micro Cap Fund’s performance compared to a supplemental no-load peer group provided by the Advisor for the one-, three-, five-and ten-year periods ended September 30, 2023.

Although the Board reviews short-, intermediate-, and longer-term performance data, the Board generally placed greater weight on investment results over longer term periods considering the Advisor seeks to manage the Funds from a long-term perspective and longer periods of performance may better reflect a full market cycle. Nevertheless, the Board recognized that a single period of significant outperformance or underperformance may impact the longer term performance measurements. Further, the Board had recognized that market and economic conditions may significantly impact a Fund’s performance, particularly over shorter periods, and a Fund’s performance may be more indicative of such economic and market events and not necessarily reflective of management’s skills. As noted, the Board met with portfolio managers during the year, in part, to discuss Fund performance, factors impacting such performance and any steps to address any performance concerns. Accordingly, the Board considered performance in light of various factors that may impact performance, including, among other things, overall financial market conditions, issuer-specific information, asset class information and cash flows. The Board recognized that depending on the facts and circumstances, including differences between the strategies of the respective Fund and its peers and/or benchmark(s), the Board may be satisfied with a Fund’s performance even if its performance may be below the performance of its benchmark or peer group for certain periods. In their review from year-to-year, the Independent Trustees may consider and place different emphasis on the relevant information in light of changing circumstances in market and economic conditions.

Wasatch Funds

Supplemental Information (continued)

Based on its review and in the context of its full deliberations, the Board determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the one-, two-, three-, five-and ten-year periods ended August 31, 2023. In addition, the average annual total returns of the Fund’s investor class and institutional class outperformed the Russell 2000® Growth Index for the one-, three-, five-and ten-year periods ended September 30, 2023. Similarly, although the average annual total returns of the Fund’s investor and institutional classes were below the performance of the Russell 2000® Index for the three-year period ended September 30, 2023, the average annual total returns of the Fund’s investor class and institutional class outperformed the Russell 2000® Index for the one-, five-and ten-year periods ended September 30, 2023. The Board further considered the calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on the calendar-year returns during this time frame, the Board noted that except for the 2016 and 2022 calendar years, each class of the Fund outperformed the performance of the Russell 2000® Growth Index and Russell 2000® Index for the 2017, 2018, 2019, 2020 and 2021 calendar-years. Performance for the institutional class prior to January 31, 2012 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Emerging India Fund

With respect to the Emerging India Fund, although the performance of the Fund’s investor class was below the performance of the median of the performance of the Broadridge Peer Group for the one-, two-and three-year periods ended August 31, 2023, the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the five-and ten-year periods ended August 31, 2023. In addition, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI India Investable Market Index for the one-and three-year periods ended September 30, 2023, each class outperformed such index for the five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmark. Based on the calendar-year returns during this time frame, the Board noted that except for the 2022 calendar-year, each class of the Fund outperformed the MSCI India Investable Market Index for the

2016, 2017, 2018, 2019, 2020 and 2021 calendar-years. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, although the performance of the Fund’s investor class was below the performance of the median of the performance of its Broadridge Peer Group for the one-and two-year periods ended August 31, 2023, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the three-, five-and ten-year periods ended August 31, 2023. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI Emerging Markets Index and MSCI Emerging Markets Mid Cap Growth Index for the one-year period ended September 30, 2023, the average annual total returns of the Fund’s investor class and institutional class outperformed such indexes for the three-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on the calendar-year returns during this time frame, the Board noted that except for the 2016 and 2022 calendar years, each class of the Fund outperformed the MSCI Emerging Markets Index for the 2017, 2018, 2019, 2020 and 2021 calendar years. In addition, except for the 2016, 2017 and 2022 calendar years, each class of the Fund outperformed the MSCI Emerging Markets Mid Cap Growth Index for the 2018, 2019, 2020 and 2021 calendar years. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, although the performance of the Fund’s investor class was below the performance of the median of the performance of the Broadridge Peer Group for the one-and two-year periods ended August 31, 2023, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the three-, five-and ten-year periods ended August 31, 2023. In addition, the average annual total returns of the Fund’s investor class were below the performance of the MSCI Emerging Markets Small Cap Index for the one-, three-, five-and ten-year periods ended September 30, 2023. Similarly, the average annual total returns

MARCH 31, 2024 (Unaudited)

of the Fund’s institutional class were below the performance of such index for the one-, three-and ten-year periods ended September 30, 2023 but outperformed such index for the five-year period ended September 30, 2023. The average annual total returns of each class of the Fund also outperformed the performance of the MSCI Emerging Markets Index for the one-, three-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on the calendar-year returns during this time frame, the Board noted that except for the 2016, 2018 and 2022 calendar-years, each class outperformed the MSCI Emerging Markets Small Cap Index and MSCI Emerging Markets for the 2017, 2019, 2020 and 2021 calendar years. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of its Broadridge Peer Universe for the two-and three-year periods ended August 31, 2023, the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Universe for the one-, five-and ten-year periods ended August 31, 2023. The Board observed that a Broadridge Peer Group was not available due to the limited number of frontier markets funds. In addition, the Board noted that although the average annual total return of the Fund’s investor class was below the performance of the MSCI Frontier Emerging Markets Index for the three-and ten-year periods ended September 30, 2023, such class outperformed such index for the one-and five-year periods ended September 30, 2023. Although the average annual total return of the Fund’s institutional class was below the performance of the MSCI Frontier Emerging Markets Index for the three-year period ended September 30, 2023, the institutional class outperformed such index for the one-, five-and ten-year periods ended September 30, 2023. In addition, although the performance of each class of the Fund was below the performance of the MSCI Frontier Markets Index for the three-and ten-year periods ended September 30, 2023, each class outperformed such index for the one-and five-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on the calendar-year returns during this time frame, the Board noted that except for the 2016, 2017, 2018 and 2022 cal-

endar years, each class of the Fund outperformed the MSCI Frontier Emerging Markets Index for the 2019, 2020 and 2021 calendar years. Further, although the performance of each class was below the performance of the MSCI Frontier Markets Index for the 2016, 2017, 2018, 2021 and 2022 calendar years, each class outperformed such index for the 2019 and 2020 calendar years. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Global Opportunities Fund

With respect to the Global Opportunities Fund, although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the two-year period ended August 31, 2023, the Fund’s investor class matched or outperformed the performance of the median of the Broadridge Peer Group for the one-, three-, five-and ten-year periods ended August 31, 2023. In addition, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI AC World Small Cap Index for the one-and three-year periods ended September 30, 2023, each class outperformed such index for the five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmark. Based on the calendar-year returns during this time frame, the Board noted that except for the 2016 and 2022 calendar years, each class of the Fund outperformed the MSCI AC World Small Cap Index for the 2017, 2018, 2019, 2020 and 2021 calendar years. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Global Select Fund

With respect to the Global Select Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-and three-year periods ended August 31, 2023. Similarly, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Fund’s benchmark, the MSCI AC World Index, for the one-and three-year periods ended September 30, 2023. In addition, the average annual total returns of the Fund’s investor class and institutional class outperformed the MSCI AC World Mid Cap Growth

Wasatch Funds

Supplemental Information (continued)

Index for the one-year period ended September 30, 2023 but were below the performance of such index for the three-year period ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2020 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on the calendar-year returns during this time frame, the Board noted that although the performance of each class of the Fund was below the performance of the MSCI AC World Index and MSCI AC World Mid Cap Growth Index for the 2021 and 2022 calendar years, each class outperformed such indexes for the 2020 calendar year. The Board recognized that the Fund was relatively new with only a limited performance time period available. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Global Value Fund

With respect to the Global Value Fund (formerly, the Large Cap Value Fund), the Independent Trustees noted that although the performance of the the Fund’s investor class was below the performance of the median of its Broadridge Peer Universe for the one-year period ended August 31, 2023, the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Universe for the two-, three-, five-and ten-year periods ended August 31, 2023. The Board observed that a Broadridge Peer Group was not available due to the limited number of global large-cap value funds available. In addition, the Board noted that although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI AC World Value Index for the one-year period ended September 30, 2023, each class outperformed such index for the three-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmark. Based on the calendar-year returns during this time frame, the Board noted that except for the 2017 and 2019 calendar years, each class of the Fund outperformed the MSCI AC World Value Index for the 2016, 2018, 2020, 2021 and 2022 calendar years. Performance for the institutional class prior to January 31, 2012 was based on the performance of the investor class. In reviewing the performance data for the Fund, the Independent Trustees noted that the Board previously had approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities, becoming a global value fund effective October 31, 2017. Accordingly, the Fund’s past performance prior to such effective date would not reflect the foregoing change. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Greater China Fund

With respect to the Greater China Fund, the Board noted that the performance of the Fund’s investor class shares was below the performance of the median of the Broadridge Peer Group for the one- and two-year periods ended August 31, 2023. In addition, the Board noted that the average annual total returns of the Fund’s investor class and institutional class of the Fund were below the performance of its benchmark, the MSCI China Index, for the one-year period ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes for 2021 and 2022 in absolute terms and as compared to the Fund’s benchmark. Based on the calendar-year returns during this time frame, the Board noted that except for the 2022 calendar year, each class outperformed the MSCI China Index for the 2021 calendar year. In its review, the Board recognized that the Fund was relatively new with a limited performance history, and the Board would continue to monitor the performance of this Fund.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the median of the Broadridge Peer Group for the one-, two-, three-, five-and ten-year periods ended August 31, 2023. Similarly, the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmarks, the MSCI AC World EX-U.S.A. Small Cap Index and MSCI World EX-U.S.A. Small Cap Index, for the one-, three-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on calendar-year returns during this time frame, other than the 2016, 2021 and 2022 calendar years, the performance of each class outperformed its benchmarks, the MSCI AC World EX-U.S.A. Small Cap Index and MSCI World EX-U.S.A. Small Cap Index, for the 2017, 2018, 2019, and 2020 calendar years. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board recognized that the Fund had experienced periods of challenged performance and would continue to monitor the performance of the Fund.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the

MARCH 31, 2024 (Unaudited)

median of the Broadridge Peer Group for the one-, two-, three-, five-and ten-year periods ended August 31, 2023. Similarly, the Independent Trustees noted that the average annual total returns of the Fund’s investor class and institutional class for the one-, three-, five-and ten-year periods ended September 30, 2023 were below the performance of its benchmark, the MSCI AC World EX-U.S.A. Small Cap Index. In addition, the average annual total returns of each class were below the performance of the MSCI World EX-U.S.A. Small Cap Index for the one-, three-and five-year periods ended September 30, 2023, but each class outperformed such index for the ten-year period ended September 30, 2023. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on calendar-year returns during this time frame, the Board noted that except for the 2017, 2021 and 2022 calendar years, each class outperformed the MSCI AC World Ex-U.S.A. Small Cap Index for the 2016, 2018, 2019, and 2020 calendar years. In addition, except for the 2017, 2021 and 2022 calendar years, each class outperformed the MSCI World Ex-U.S.A. Small Cap Index for the 2018, 2019 and 2020 calendar years and the institutional class outperformed such index for 2016 but the performance of the investor class was below the performance of such index for the 2016 calendar year. On the basis of the Board’s ongoing review of investment performance, the Board recognized that the Fund had experienced periods of challenged performance and would continue to monitor the performance of this Fund.

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-and three-year periods ended August 31, 2023. Similarly, the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmarks, the MSCI EAFE Index and MSCI EAFE Mid Cap Growth Index for the one-and three-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2020 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on calendar-year returns during this time frame, the Board noted that although the performance of each Fund class was below the performance of the MSCI EAFE Index and MSCI EAFE Mid Cap Growth Index for 2021 and 2022, each class outperformed the performance of such indexes for the 2020 calendar year. The Board recognized that the Fund was relatively new with a limited performance history. On the basis of the Board’s ongoing review of investment performance, the

Board recognized that the Fund had experienced periods of challenged performance and would continue to monitor the performance of the Fund.

Long/Short Alpha Fund

The Independent Trustees noted that the Fund’s investor class outperformed the median of its Broadridge Peer Group for the one-year period ended August 31, 2023. The Fund’s investor class and institutional class also outperformed the performance of Russell 2500™ Index and the FTSE 3-Month U.S. Treasury Bill Index for the one-year period ended September 30, 2023. The Board further considered the Fund’s calendar-year return for both classes for 2022 in absolute terms and as compared to the Fund’s benchmarks. The Board noted that each class of the Fund outperformed the Russell 2500™ Index but was below the performance of the FTSE 3-Month U.S. Treasury Bill Index for the 2022 calendar year. However, the Board recognized that the Fund’s performance history was too limited to make a meaningful assessment of performance.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-and three-year periods ended August 31, 2023, the Fund’s investor class outperformed the median of the Broadridge Peer Group for the five-and ten-year periods ended August 31, 2023. In addition, the average annual total returns of the Fund’s investor class and institutional class were above the performance of the Russell Microcap® Growth Index for the one-, three-, five-and ten-year periods ended September 30, 2023. Although the average annual returns of the Fund’s investor class and institutional class were below the performance of the Russell Microcap® Index for the three-year period ended September 30, 2023, the average annual total returns for both classes were above the performance of the Russell Microcap® Index for the one-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on calendar-year returns during this time frame, the Board noted that except for 2022 calendar year, each class of the Fund outperformed the Russell Microcap® Growth Index for the 2016, 2017, 2018, 2019, 2020 and 2021 calendar years. In addition, except for calendar years 2016, 2021 and 2022, each class outperformed the Russell Microcap® Index for the 2017, 2018, 2019,

and 2020 calendar years. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. In addition to the Broadridge comparative data, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group

Wasatch Funds

Supplemental Information (continued)

provided by the Advisor for the one-, three-, five-and ten-year periods ended September 30, 2023. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-, and three-year periods ended August 31, 2023, the Fund’s investor class outperformed the median of the Broadridge Peer Group for the five-and ten-year periods ended August 31, 2023. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the Russell Microcap® Index, for the three-year period ended September 30, 2023, the Fund’s investor class and institutional class outperformed such index for the one-, five-and ten-year periods ended September 30, 2023. In addition to the Broadridge comparative data, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on calendar-year returns during this time frame, the Board noted that except for the 2022 calendar year, each class outperformed the Russell Microcap® Index for the 2016, 2017, 2018, 2019, 2020 and 2021 calendar years. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-, and three-year periods ended August 31, 2023, the Fund’s investor class outperformed and/or matched the performance of the median for the five-and ten-year periods ended August 31, 2023. In addition, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, for the three-year period ended September 30, 2023, each class outperformed such indexes for the one-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on calendar-year returns during this time frame, the Board noted that except for the 2016, 2017 and 2022 calendar years, each class of the Fund outperformed the Russell 2000® Growth Index for the 2018, 2019, 2020 and 2021 calendar years. In addition, except for calendar years 2016, 2021 and 2022, each class of the Fund outperformed the Russell 2000® Index for the 2017, 2018, 2019 and 2020 calendar years. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the two-and three-year periods ended August 31, 2023, the Fund’s investor class outperformed and/or matched the performance of the median for the one-, five-and ten-year periods ended August 31, 2023. In addition, the average annual total returns of the Fund’s investor class shares and institutional class shares were below the performance of the Russell 2000® Value Index for the three-year period ended September 30, 2023, but each class outperformed such index for the one-, five-and ten-year periods ended September 30, 2023. In addition, the average annual total returns of the Fund’s investor class shares and institutional class shares were above the performance of the Russell 2000® Index for the one-, three-, five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmarks. Based on calendar-year returns during this time frame, the Board noted that except for the 2016, 2021 and 2022 calendar-years, each class of the Fund outperformed the Russell 2000® Value Index for the 2017, 2018, 2019 and 2020 calendar years. In addition, except for the 2016, 2019, 2020 and 2022 calendar years, each class of the Fund outperformed the Russell 2000® Index for the 2017, 2018 and 2021 calendar years. Performance for the institutional class prior to January 31, 2012 is based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

MARCH 31, 2024 (Unaudited)

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-and three-year periods ended August 31, 2023, the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the five-and ten-year periods ended August 31, 2023. In addition, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Russell 2000® Growth Index for the one-and three-year periods ended September 30, 2023 but were above the performance of such index for the five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmark. Based on calendar-year returns during this time frame, the Board noted that except for the 2016 and 2022 calendar years, each class outperformed the Russell 2000® Growth Index for the 2017, 2018, 2019, 2020 and 2021 calendar years. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. On the basis of the Board’s ongoing review of investment performance, the Board determined that the Fund’s overall performance has been satisfactory to support renewal of the Investment Advisory Agreement.

U.S. Select Fund

With respect to the U.S. Select Fund, the Independent Trustees noted that the performance of the Fund’s investor class was above the median of the Broadridge Peer Group for the one-year period ended August 31, 2023. In addition, the annual total returns of the investor class and institutional class of the Fund were below the performance of the Russell 3000® Growth Index but above the performance of the Russell Midcap® Growth Index for the one-year period ended September 30, 2023. In its review, the Board recognized that the Fund was relatively new with a performance history that was too limited to make a meaningful assessment of performance.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of the Broadridge Peer Group for the one-, two-, three-, five-and ten-year periods ended August 31, 2023. Similarly, the average annual total returns of the Fund’s investor class were below the performance of the Bloomberg US Aggregate Bond Index for the one-, three-five-and ten-year periods ended September 30, 2023. The Board further considered the Fund’s calendar-year returns for both classes from 2016 through 2022 in absolute terms and as compared to the Fund’s benchmark. Based on calendar-year returns during this time frame, the Board noted that except for the 2016, 2018, 2021 and 2022 calendar years, the investor class outperformed the Bloomberg US Aggregate Bond Index for 2017, 2019, 2020 calendar years. On the basis of the Board’s ongoing review of investment performance, the Board recognized that the Fund experienced periods of challenged performance but observed that the Sub-Advisor was remaining consistent with its investment philosophy and strategies, and the Board determined that the Fund’s overall performance has been satisfactory to support the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered a variety of advisory fee and expense data. The Board, among other things, reviewed the contractual management fee rate, the actual management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any), the fee waiver and/or expense reimbursement arrangements that are currently in place for each class of a Fund and the actual total expense ratio of each class of each Fund (after any fee waivers and/or expense reimbursements and expressed as a percentage of average net assets) in recognition that the expense ratio is more reflective of the shareholder’s costs in investing in the respective Fund. The Board also reviewed both the contractual fee rates for each Fund in prior years from 2015 through 2023 (or for such shorter periods if the respective Fund was not in existence during a portion of this time frame) and any reductions in fee rates for a Fund during this time period. The Board reviewed the gross management fees the Funds paid and the amounts the Advisor waived or reimbursed for the fiscal years 2021, 2022 and 2023 (which included certain estimates for the last quarter of 2023) or for such shorter periods for Funds that were not in existence during a portion of this time frame. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

The Board also received and considered comparative fee data, including data provided by Broadridge comparing, among other things, the contractual management fee rate, net management fee rate and actual total expense ratio of each class of the respective Fund in relation to those of a comparable peer group of funds (the “Broadridge Expense Group”) as well as certain actual management fee and actual total expense ratio data compared to a larger group of funds (the “Broadridge Expense Universe”), each compiled by Broadridge. In reviewing the comparative data provided by Broadridge, the Board reviewed information regarding the independent methodology followed to develop the Broadridge Expense Universe and Broadridge Expense Group. The Board recognized some of the limitations of the comparative data

Wasatch Funds

Supplemental Information (continued)

given the differences between the applicable Fund and the peers comprising such Fund’s respective Broadridge Expense Universe or Broadridge Expense Group, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund. Given these limitations, the Independent Trustees also reviewed comparisons of the Micro Cap Fund’s and Micro Cap Value Fund’s management fee and total net expense ratio with those of funds in a custom peer group provided by the Advisor. Aside from the comparative data provided by Broadridge, the Independent Trustees also considered comparative data between the fee rates charged by the Advisor and Sub-Advisor to certain Funds compared to other types of clients and reviewed the differences in services provided to these different types of clients, as described in further detail below.

In evaluating the management fee rates, the Board considered the Advisor’s approach in setting a management fee rate for a Fund and the factors considered in establishing a proposed rate including, among other elements, the value of the service to shareholders (e.g., the expertise of the Advisor with respect to the proposed strategy and the potential to deliver alpha), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund and whether potential revenues will be limited by capacity constraints of the Fund). In addition to this framework, the Board also recognized that the Advisor has historically closed certain capacity-constrained Funds (generally those investing in small and micro-cap companies) from time to time to certain new investors to control the asset levels of such Funds to a level the Advisor considers necessary to maintain the integrity of such Fund’s investment strategy. While the Board considered this practice beneficial to shareholders, the Board also recognized that such practice limits the potential revenues the Advisor may earn from such Funds, and this outcome should be factored into the fee. The Board also noted the costs and resources necessary to effectively manage the Funds, particularly given the Advisor’s research-intensive investment approach and its application to investment strategies that pursue small-or micro-cap companies and/or foreign companies as well as the costs and time of seeking to meet management teams of potential or existing portfolio companies located both domestically and/or internationally. As described in further detail below, the Board reviewed, among other things, the Advisor’s revenues and operating expenses per Fund for the 2020, 2021 and 2022 calendar years (or for such shorter periods for Funds that did not exist for part of the foregoing time frame).

In considering the fees of the Sub-Advisor for the U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the Sub-Advisor with respect to such Fund in absolute terms and as compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Advisor, not the Fund, pays the Sub-Advisor from the Advisor’s own revenues. Further, the Independent Trustees recognized that the Advisor and Sub-Advisor are not affiliates and the sub-advisory fee was established through arm’s-length negotiations between the Advisor and the Sub-Advisor.

In its evaluation of the advisory and sub-advisory fees of the Funds, the Board observed, among other things, the following:

Core Growth Fund

With respect to the Core Growth Fund, the Independent Trustees recognized that the contractual management fee rate for the institutional and investor class shares was above the median of the respective Broadridge Expense Group, the actual total expense ratio of the investor class shares was above the median of the Broadridge Expense Group, but the actual total expense ratio of the institutional class shares was lower than the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the Fund’s potential to deliver alpha, the Fund’s capacity constraints which, in turn, limit revenue potential for the Advisor, the expertise of the Advisor in the small-cap asset class, the competitive marketplace and the costs of the Advisor’s research-intensive approach. Based on its review, the Board determined that the level of the advisory fee for the Core Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Emerging India Fund

With respect to the Emerging India Fund, the Independent Trustees recognized that the Fund’s contractual management fee rate for the investor class and institutional class shares was above the median of the Broadridge Expense Group, and the actual total expense ratio of the investor class shares was above the median of the Broadridge Expense Group, but the actual total expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the marketplace, the capacity constraints of the Fund and related limits on revenue potential, the expertise of the Advisor in the small-cap asset class, and the additional regulatory and other challenges and related costs associated with evaluating and investing in companies in India. Based on its review, the

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Board determined that the level of the advisory fee for the Emerging India Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for the investor class shares and the institutional class shares was slightly above (within 5 basis points) the median of the Broadridge Expense Group. In addition, the actual total expense ratios of the investor class shares and institutional class shares were below the median for the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the uniqueness of the Fund and its focused strategy in the emerging markets segment and the higher capacity of the Fund compared to certain other Wasatch funds. Based on its review, the Board determined that the level of the advisory fee for the Emerging Markets Select Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and the actual total expense ratios for the investor class shares and institutional class shares were above the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the emerging markets segment, certain differences between the Fund and its Morningstar and Broadridge peer groups, the potential to deliver alpha, the capacity constraints of the Fund and related limits on revenue potential, and the additional expenses associated with investing in companies dispersed among the various emerging markets countries and the higher trading and operating fees in these countries. Based on its review, the Board determined that the level of the advisory fee for the Emerging Markets Small Cap Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and the actual total expense ratios of the institutional and investor class shares were above the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the frontier emerging small countries market segment, the potential to deliver alpha, certain differences between the Fund and its respective peer groups, the capacity constraints of the Fund and related limits on revenue potential and the additional expenses associated with investing in companies dispersed among the various smaller emerging and frontier countries, including the higher trading and operating fees in these countries. Based on its review, the Board determined that the level of the advisory fee for the Frontier Emerging Small Countries Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was above the median of the Broadridge Expense Group for the investor class shares and the institutional class shares, the actual total expense ratio of the institutional class shares was below the median of the Broadridge Expense Group and the actual total expense ratio of the investor class shares matched the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the marketplace, the potential to deliver alpha with the Fund’s strategy and ability to invest across various countries and the capacity constraints of the Fund and related limits on revenue potential. Based on its review, the Board determined that the level of the advisory fee for the Global Opportunities Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Global Select Fund

With respect to the Global Select Fund, the Board noted that although the Fund’s contractual management fee rate was above the median of the Broadridge Expense Group for the investor class shares and institutional class shares, the actual total expense ratio of the investor class shares was above the median of the Broadridge Expense Group, and the actual total expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund’s focused strategy to invest in securities across various countries, the competitive environment of its market category and the higher capacity of the Fund compared to certain other Wasatch funds. Based on its review, the Board determined that the level of the advisory fee for the Global Select Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Wasatch Funds

Supplemental Information (continued)

Global Value Fund

With respect to the Global Value Fund, the Independent Trustees noted that the contractual management fee rate and the actual total expense ratios of the investment class shares and institutional class shares were below the median of the Broadridge Expense Group for both share classes. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including that the Fund generally had no capacity constraints given its investment strategies and operated in a competitive market segment. Based on its review, the Board determined that the level of the advisory fee for the Global Value Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Greater China Fund

With respect to the Greater China Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for the investor class shares and institutional class shares was below the median of the Broadridge Expense Group; the actual total expense ratio of the investor class shares was above the median of the Broadridge Expense Group; but the actual total expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the Advisor’s investment process applied to the Greater China region, the limited funds offered in the China region category, the higher costs of operating the Fund, and the larger capacity of the Fund compared to certain other Wasatch funds. Based on its review, the Board determined that the level of the advisory fee for the Greater China Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and actual total expense ratios for the investor class shares and institutional class shares were above the median of the Broadridge Expense Group. The Independent Trustees, however, also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the potential to deliver alpha through its investment approach, the uniqueness of the strategy of the Fund in its market category, the higher costs in operating a Fund that invests in foreign markets and the capacity constraints of the Fund and the related limits on the revenue potential. Based on its review, the Board determined that the level of the advisory fee for the International Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and the actual total expense ratios for the investor class shares and institutional class shares were above the median of the Broadridge Expense Group. The Independent Trustees, however, also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to add value through its investment approach, the capacity constraints of the Fund and related limits on revenue potential and the higher costs in operating an international Fund due, in part, to additional research resources required to screen and research microcap companies across the world. Based on its review, the Board determined that the level of the advisory fee for the International Opportunities Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was below the median of the Broadridge Expense Group for the investor class shares and institutional class shares, and the actual total expense ratio of the investor class shares was above the median of the Broadridge Expense Group, but the actual total expense ratio of the institutional class shares was below the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level. Although the Independent Trustees recognized that the Fund had more capacity than certain other Wasatch funds in the complex, the Independent Trustees also considered the uniqueness of the Fund’s focused strategy and experience of the research team. Based on its review, the Board determined that the level of the advisory fee for the International Select Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Long/Short Alpha Fund

With respect to the Long/Short Alpha Fund, the Independent Trustees noted that although the actual total expense ratios for the investor class shares and the institutional class shares were above the median of the Broadridge Expense Group, the Fund’s contractual management fee rate for the classes was slightly above (within 5 basis points) the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level including, among other things, the research approach utilized by the Advisor, the uniqueness of the Fund, and the wide variation in fees of peer funds. Based on its review,

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the Board determined that the level of the advisory fee for the Long/Short Alpha Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Micro Cap Fund and Micro Cap Value Fund

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee rate and the actual total expense ratios for the investor class shares and institutional class shares of each Fund were above the median of the respective Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the capacity constraints of the Funds and related limited revenue potential, the uniqueness of the Funds and their potential to deliver alpha, the Advisor’s expertise in the micro-cap asset category and the higher expense in managing the Funds due, in part, to the higher costs associated with the due diligence required to screen and research companies in the micro-cap asset class. In addition to the Broadridge comparative data, the Independent Trustees also reviewed comparisons of the Micro Cap Fund’s and Micro Cap Value Fund’s management fee and total net expense ratio with those of funds in a custom peer group provided by the Advisor. Based on its review, the Board determined that the level of the advisory fee for each Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was above the median of the Broadridge Expense Group for the investor class shares and institutional class shares, the actual total expense ratio of each share class was below the median of the Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha, the expertise of the Advisor with regard to this strategy, the competitive market segment, the willingness of the Advisor to close its small cap funds from time to time, the Fund’s capacity constraints and related limited revenue potential and the higher costs to manage the Fund due, in part, to the costs associated with the Advisor’s research-intensive approach. Based on its review, the Board determined that the level of the advisory fee for the Small Cap Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares and the actual total expense ratio of the investor class was above the median of the Broadridge Expense Group, the actual total expense ratio of the institutional class was below the median of the Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha, the expertise of the Advisor in the small cap asset class, the competitive market segment, the willingness of the Advisor to close its small cap funds from time to time, the Fund’s capacity constraints and related limited revenue potential and the higher costs to manage the Fund due, in part, to the costs associated with the Advisor’s research-intensive approach applied to the small-cap asset class. Based on its review, the Board determined that the level of the advisory fee for the Small Cap Value Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate for its investor class shares and institutional class shares was above the median of the Broadridge Expense Group and the actual total expense ratio of the investor class shares was above the median of the Broadridge Expense Group, the actual total expense ratio of the institutional class was below the median of the Broadridge Expense Group. In addition, the Independent Trustees considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha through its investment approach, the competitive market segment, the willingness of the Advisor to close its small-cap funds from time to time, the Fund’s capacity constraints and related limited revenue potential and the higher expense to manage the Fund due, in part, to the higher costs associated with the Advisor’s research intensive approach. Based on its review, the Board determined that the level of the advisory fee for the Ultra Growth Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

U.S. Select Fund

With respect to the U.S. Select Fund, the Independent Trustees noted that the Fund’s contractual management fee was below the median of the Broadridge Expense Group for the investor class shares and institutional class shares

Wasatch Funds

Supplemental Information (continued)

and the actual total expense ratio of the institutional class shares was below the median of the Broadridge Expense Group, but the actual total expense ratio of the investor class shares was above the median of the Broadridge Expense Group for the investor class shares. The Independent Trustees considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the focused strategy of the Fund, the competitive Morningstar peer category of the Fund, and the larger capacity of the Fund compared to certain other Wasatch Funds. Based on its review, the Board determined that the level of the advisory fee for the U.S. Select Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee and net total expense ratio were below the median of the Broadridge Expense Group for the investor class shares. In addition, the Independent Trustees recognized that the Fund did not have any capacity constraints. Based on its review, the Board determined that the level of the advisory fee for the U.S. Treasury Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

In addition to the advisory fee paid to the Advisor, the Board recognized that the U.S. Treasury Fund is sub-advised, and the Board separately considered the sub-advisory fee rate paid to the Sub-Advisor by the Advisor. The Board reviewed, among other things, the Sub-Advisor’s fee rate for services to the Fund compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with the Sub-Advisor’s fee schedule for its other clients in light of the asset size of the Fund. In addition, the Independent Trustees also recognized that the Advisor pays the Sub-Advisor from its own revenues, and that the Advisor and Sub-Advisor were not affiliated persons and therefore the sub-advisory fee had been established through arm’s-length negotiations between the Advisor and the Sub-Advisor. Based on its review, the Board determined that the level of the sub-advisory fee for the U.S. Treasury Fund was acceptable in light of its overall considerations, including the nature, extent and quality of services provided.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In determining the appropriateness of the fees, the Board considered information regarding the differences in the scope and complexity of the services the Advisor provided to the Funds compared to services the Advisor provided to other types of clients. Such other clients for certain types of the Funds’ strategies included: separately managed accounts, model delivery accounts, collective investment trusts, limited partnerships and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-adviser. The Board considered the more extensive services the Advisor provided to the Funds and the corresponding additional personnel, time and resources necessary to provide these services. Such other services included, among other things, certain administrative services, operational expertise necessary to manage and operate the Funds, third-party oversight (including over the Sub-Advisor), daily fund share transaction monitoring, Board support services, shareholder communications, tax administration and compliance and regulatory services. The Independent Trustees acknowledged the Advisor’s representation that, as a general rule, the Advisor seeks to charge higher fees to clients that require a higher degree of service, and the Funds require the highest level of services.

In addition, the Board reviewed certain comparative fee data comparing a Fund’s contractual management fee rate to certain fee data of other types of clients managed in a similar style as the respective Fund. Such Funds with comparative fee data included the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund. In its review, the Board recognized that in addition to the different scope of services provided to the Funds, differences in investment objectives, guidelines or parameters of the Funds compared to the other accounts including, but not limited to, the ability to invest in foreign securities, also may contribute to differences in the level of services required of and fee rate assessed to the Funds. Aside from the differences in services, the Independent Trustees also recognized the additional regulatory, entrepreneurial and reputational risks incurred by the Advisor in managing the Funds that the Advisor does not incur in managing the other types of clients.

The Board determined that the varying levels of fees were justified given, among other things, the inherent differences in the products and level of services provided to the Funds versus other clients, the differing regulatory requirements and the entrepreneurial, reputational, and regulatory risks incurred in sponsoring and advising the Funds.

With respect to the Sub-Advisor of the U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the Sub-Advisor compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. As described above, the Independent Trustees noted that the fee rate paid to the Sub-Advisor for its services was in line with the Sub-Advisor’s respective pricing schedule.

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3. Profitability of the Fund Advisors

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition and profitability. The Independent Trustees reviewed, among other things, the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2022 and 2021. The Independent Trustees also received and reviewed, among other things, the Advisor’s revenues, expenses and profit margin (pre-tax and pre-and post-distribution expenses paid by the Advisor out of its own resources) for the calendar year ended December 31, 2022. Further, the Independent Trustees recognized that compensation expense is a primary expense of the Advisor and as a pass-through entity indirectly owned by the employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2022 with certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to that of certain industry peers. In this regard, the Independent Trustees received profitability data of certain industry peers of the Advisor, including, among other things, their revenues, expenses and profit margin (pre-tax and pre-and post-distribution expenses) compared to the profitability data of the Advisor on an actual and compensation expense adjusted basis. The Independent Trustees, however, recognized the inherent limitations of the comparative data given that the calculation of profitability is rather subjective and that numerous factors (such as the structure of the particular adviser, the types of funds it manages, its business mix, its cost of capital, the methodology used to allocate expenses and other factors) can have a significant impact on the results.

In addition to the comparative peer data, the Independent Trustees also recognized that the Advisor’s revenues and profitability may fluctuate significantly from year to year due to, among other things, fluctuations in AUM. To provide additional historical context, the Independent Trustees received profitability data for the Advisor attributable to the Funds in the aggregate and on a per-Fund basis for the 2020, 2021 and 2022 calendar years (or such shorter periods for Funds that were not in existence during such periods). The Independent Trustees also reviewed the fluctuations in the Advisor’s revenues for each calendar year for the period 2017 through 2022 and estimates for 2023.

In evaluating profitability data, the Independent Trustees recognized the difficulty in calculating profitability at the individual Fund level given that differing but reasonable allocation methodologies could be employed and lead to significantly different results. At the November Executive Session, the Independent Trustees met with certain senior management of the Advisor to discuss, among other things, the operating expense level of the Advisor and asset levels necessary to meet expenses, the compensation structure for the Advisor’s investment professionals, including the controls put in place to help ensure the Advisor has the means to meet its future financial commitments (such as deferred compensation, deferred bonuses and stock buybacks) and the methodology to determine profitability data and the compensation adjusted profitability data.

In its review of profitability, the Independent Trustees also considered the indirect benefits (such as soft dollars) the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds as discussed in further detail below. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the nature, extent and quality of services provided.

With respect to the Sub-Advisor, the Independent Trustees reviewed information reflecting the financial condition of the Sub-Advisor. Although profitability on a per-account level was not available, the Trustees reviewed the Sub-Advisor’s financial statements for the years ended December 31, 2022 and 2021. Based on its review, including the Sub-Advisor’s fee schedule and the fact that the sub-advisory fee was established through arm’s-length negotiations, the Board concluded that the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund was not unreasonable in light of the nature, extent and quality of services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In evaluating the reasonableness of the advisory fees, the Board discussed information regarding the potential for any economies of scale in the provision of services by the Advisor and Sub-Advisor as Fund assets increase and whether those economies were appropriately shared with the Funds. In the Board’s review, the Independent Trustees acknowledged the difficulty in accurately measuring economies of scale, particularly on a Fund-by-Fund basis. In its review, the Board considered that although, in general, expenses as a percentage of AUM may come down as assets increase as a result of fixed costs being spread over a larger asset base, the Board considered that some costs are based on the number of shareholders as well as based on the assets of the fund family as opposed to asset growth of a single fund. The Board reviewed the AUM of each class of each Fund for the fiscal years ended September 30, 2022 and September 30, 2023. The Board recognized that there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Funds at scale at inception or other

Wasatch Funds

Supplemental Information (continued)

means. The Board acknowledged that the management fee schedule does not have breakpoints, but considered the Advisor’s position that the Funds were not of an asset size to benefit from a breakpoint in the fee schedule. Further, the Board noted that the Funds have temporary expense limitation arrangements in place pursuant to which the Advisor reimburses expenses and/or waives fees of the respective Fund that exceed the expense limit expressed as a percentage of average daily net assets of the respective class (subject to certain exceptions). The Independent Trustees reviewed, among other things, the Funds’ expense ratios, the expense caps for the investor and institutional class (if any) per Fund, and the amounts the Advisor waived or reimbursed to each class of each Fund, if any, for the 2021, 2022 and 2023 fiscal years of the Funds. The Board reviewed the Advisor’s expenses for the calendar years ended December 31, 2020, 2021 and 2022 with respect to the Funds (or for such shorter periods for Funds that did not exist for the foregoing time frame). The Board considered that the Advisor did not expect its expenses related to providing advisory services to change materially over the next 12 months. The Independent Trustees further reviewed the advisory fee rate the Advisor received after waivers of fees or expenses reimbursed by the Advisor. The Board also recognized that economies of scale may be shared through the Advisor’s ability to negotiate lower fee arrangements with third-party service providers.

In addition to expense limitations, the Independent Trustees observed that many of the Funds have capacity constraints, particularly those Funds investing primarily in small-and micro-cap companies, and, as a result, the Advisor had periodically closed Funds to certain new investments as it determined necessary to preserve the integrity of the respective Fund’s investment strategy and to protect performance. Although this practice may limit asset growth and thereby preclude certain economies of scale from being achieved, the Independent Trustees noted the benefit of protecting performance for existing shareholders and maintaining assets at a level that the Advisor believes it can effectively manage. The Independent Trustees further acknowledged that by limiting new investments into a Fund, the Advisor limits its profit potential by foregoing fees that could be earned on higher asset levels.

Considering the factors above, the Independent Trustees concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

E. Indirect Benefits

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisor may receive as a result of their relationship with the respective Fund(s). In this regard, with the exception of the U.S. Treasury Fund, the Independent Trustees recognized that the Advisor received benefits from soft dollar arrangements whereby the Advisor used a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Board recognized that soft dollar arrangements may result in the applicable Fund bearing costs to purchase research and therefore may reduce the Advisor’s expenses. The Independent Trustees accordingly considered that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisor, the Independent Trustees recognized that the Sub-Advisor had not participated in soft dollar arrangements with respect to the U.S. Treasury Fund’s portfolio transactions. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisor may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when assessing the level of advisory fees paid to the Advisor and sub-advisory fee to the Sub-Advisor and concluded that the indirect benefits received were reasonable.

F. Annual Approval of Advisory Agreements

During its review process, the Independent Trustees noted certain instances where clarification or follow-up was appropriate and in other instances where clarification or follow-up was not necessary. In those circumstances where clarification or follow-up was requested, the Board determined that information responsive to its requests (whether oral or written) had been provided. The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Investment Advisory Agreement for each Fund and the Sub-Advisory Agreement with the Sub-Advisor on behalf of the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees were reasonable in light of the services provided to each respective Fund, that the Investment Advisory Agreement should be approved on behalf of each Fund and that the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

Wasatch Funds	MARCH 31, 2024

Service Providers

Investment Advisor

Wasatch Advisors LP d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington

U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and

Independent Trustees

Chapman and Cutler LLP

320 South Canal Street

Chicago, IL 60606

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

Wasatch Funds

Wasatch Funds

WASATCHGLOBAL.COM

ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS

SMALL CAP	MICRO CAP	INTERNATIONAL	EMERGING MARKETS	FRONTIER MARKETS	GLOBAL

(b)	Not applicable.

Item 2. Code of Ethics.

Not required.

Item 3. Audit Committee Financial Expert.

Not required.

Item 4. Principal Accountant Fees and Services.

Not required.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust
Date:	May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust
Date:	May 30, 2024
By:	/s/ Kara H. Becker
Kara H. Becker
Treasurer (principal financial officer) of Wasatch Funds Trust
Date:	May 30, 2024